[front cover]

December 31, 2002

American Century
Annual Report

[photo]

Global Gold
Global Natural Resources

                                  [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS
CLASSIFIED BY CATEGORY AND RISK.

Our Message to You

[photo]
James E. Stowers III with James E. Stowers, Jr.

We're proud to report that American Century Global Gold and Global Natural
Resources outperformed the broad U.S. equity market again in 2002, providing shareholders better one-, three-, and five-year average annual returns than the
S&P 500 Index. Indeed, gold company shares were the best-performing segment of the stock market in 2002. We believe those numbers are compelling reminders that shares of companies tied to global commodity-based industries can be effective diversifiers for a domestic stock portfolio.

What's more, both portfolios beat the average return of their competition for the one- and five-year periods ended in December, according to fund tracker
Lipper Inc. (see pages 3 and 9).

Among its many challenges, 2002 gave us a chance to realign the senior leadership team of ACIM, American Century's investment management subsidiary.
Mark Mallon (previously chief investment officer of ACIM's value/ quantitative equity group) became the new ACIM CIO, replacing Randy Merk, who left American
Century in August. Three of ACIM's top managers--Jim Stowers III, Phil Davidson, and John Schniedwind--became the CIOs of growth, value, and quantitative equity, respectively; and Bill Lyons became the new ACIM president, in addition to his other duties (president and CEO of American Century Companies).

Bill's new responsibilities reinforce our commitment to investment management as the core of our business. "This move aligns overall company operations more closely with ACIM," says Bill. "Mark's focus is on investment performance and ensuring that the right people are in place with the right tools to do their jobs. I will make sure that ACIM works in an integrated fashion with the other parts of our business."

In these changing times, we appreciate your continued confidence in our management team and in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1

GLOBAL GOLD

GLOBAL NATURAL RESOURCES

FINANCIAL STATEMENTS

OTHER INFORMATION

Background Information

Market Perspective from John Schniedwind

[photo]
John Schniedwind, chief investment officer, quantitative equity

GOLD OVERVIEW

Gold company shares were the top-performing segment of the market in 2002, enjoying their best annual return in almost 10 years. The precious metal also performed exceptionally well, gaining about 25% to finish 2002 near a six-year high. (See the returns table below for more information.)

Gold's gains came as investors favored bullion and other tangible assets over stocks and the U.S. dollar. That's because 2002 witnessed a debilitating crisis of confidence in corporate America, as well as worries about jobs, the economy, terrorism, North Korea, and the looming war with Iraq.

In addition to this avalanche of investment demand, many gold companies themselves turned into buyers by closing out their hedged gold positions.
Production companies use hedging to protect against declines in the price of gold and to help make their revenues a little more predictable. But by closing out their hedges, they stand to maximize their gain from an increase in gold's price. By closing out their hedge books in this way, gold companies simultaneously increased demand and decreased supply.

Now consider that gold company shares typically rise or fall 2-3% for every 1%
change in the price of the underlying metal. So with gold up 25% last year, it's no surprise that gold shares gained more than 50%, making 2002 their best year since 1993.

The performance figures for some of these names are truly remarkable, with
Australian and African gold stocks up almost 60% and 150%, respectively, for the year. African stocks performed best because they tend to be higher-cost producers highly levered to the price of gold. And as we've mentioned in the last several reports to shareholders, Australian companies in particular benefited from being the targets for mergers and acquisitions.

GOLD RETURNS
For the year ended December 31, 2002
-------------------------------------------------
GOLD BULLION
-------------------------------------------------
       Spot Price of Gold Bullion      $348.20
-------------------------------------------------
GOLD STOCK INDICES
-------------------------------------------------
    FT-SE Gold Mines Index              52.36%
-------------------------------------------------
       Africa                          149.21%
-------------------------------------------------
       Australia                        56.34%
-------------------------------------------------
       North America                    27.82%
-------------------------------------------------
Source: Bloomberg Financial Markets

                                                                    (continued)

                                                                          -----
                                                                          1

Market Perspective

NATURAL RESOURCES OVERVIEW

Though commodity prices surged, economic growth and the performance of natural resource-related stocks were tepid. You can credit all the uncertainty about war and the health of the global economy and financial markets for the discrepancy.

For example, oil prices jumped more than a third to break above $30 a barrel late in 2002 because of a strike in Venezuela, the world's fifth-largest oil producer, as well as worries over potential supply disruptions in the event of war in the Middle East. Worries about war and the dollar were key reasons for the jump in demand for precious metals.

In addition, prices for other commodities rose for reasons including production cutbacks, protectionist trade practices, and worries about low inventories.
These factors combined to push the Commodity Resource Bureau Commodity Price
Index up 25% for the year.

But what was good for commodities didn't necessarily translate into solid performance for resource companies. In part that's because investors generally have a cautious view of economic growth prospects for 2003. Another possible reason these shares didn't participate in the commodity rally is that some investors view the run-up in prices for oil and gold as temporary blips that could abate once we get some sort of resolution to the crisis in Iraq.

Nevertheless, the big increase in oil and gas prices meant energy shares held up relatively well last year. In basic materials, gold shares fared best, while performance for other mining and metals names, as well as paper and forest products companies, trailed off along with economic growth in the second half of the year.

ENERGY & BASIC MATERIALS STOCKS

Performance of $1 for the year ended December 31, 2002

Source: FactSet

-----
    2

Global Gold - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                           FUND      MSCI WORLD
                                           GLOBAL GOLD   BENCHMARK   STOCK INDEX
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 8/17/88)
--------------------------------------------------------------------------------
   6 months(1)                               10.35%        9.21%      -12.14%
--------------------------------------------------------------------------------
   1 Year                                    73.00%       74.79%      -19.89%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                   20.83%       20.32%      -16.67%
--------------------------------------------------------------------------------
   5 Years                                    8.45%        9.77%       -2.11%
--------------------------------------------------------------------------------
   10 Years                                   3.48%        3.62%        6.26%
--------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 5/6/98)
--------------------------------------------------------------------------------
   6 months(1)                               10.49%        9.21%      -12.14%
--------------------------------------------------------------------------------
   1 Year                                    72.61%       74.79%      -19.89%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                   20.58%       20.32%      -16.67%
--------------------------------------------------------------------------------
   Life of Class                              5.60%        5.64%(2)    -5.22%(2)
--------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  Since 4/30/98, the date nearest the class's inception for which data are available.

See pages 32-36 for information about share classes, returns, and the fund's benchmark.

LIPPER RANKINGS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                        GLOBAL        GOLD-ORIENTED FUNDS(2)
                                         GOLD    AVERAGE RETURN   FUND'S RANKING
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 8/17/88)
--------------------------------------------------------------------------------
   6 months(1)                          10.35%       7.92%              --
--------------------------------------------------------------------------------
   1 Year                               73.00%      62.88%          8 out of 39
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                              20.83%      17.16%         10 out of 30
--------------------------------------------------------------------------------
   5 Years                               8.45%       8.25%         16 out of 25
--------------------------------------------------------------------------------
   10 Years                              3.48%       3.61%         11 out of 16
--------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service. See page 35 for more information about Lipper fund rankings.

                                                                    (continued)

                                                                          -----
                                                                          3

Global Gold - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
------------------------------------------------------------------------------------------------------------------------
                     1993      1994     1995       1996       1997      1998       1999       2000     2001       2002
------------------------------------------------------------------------------------------------------------------------
Global Gold         81.22%   -16.75%    9.25%     -2.76%    -41.47%   -12.18%     -3.18%    -23.95%   34.09%     73.00%
------------------------------------------------------------------------------------------------------------------------
Fund Benchmark      81.94%   -16.80%    9.18%     -6.63%    -41.96%    -6.81%     -1.80%    -27.32%   37.10%     74.79%
------------------------------------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for Global Gold.
Returns for the MSCI World Stock Index and fund benchmark (defined on pages 34 and 35) are provided for comparison. Global Gold's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results.
None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

-----
    4

Global Gold - Portfolio Commentary

By Bill Martin, portfolio manager

PERFORMANCE SUMMARY

Global Gold enjoyed an excellent year in 2002, when gold stocks were the best-performing segment of the market. In addition, the portfolio significantly outperformed the S&P 500 for the last one, three, and five years. We think that's further validation that gold shares can play a small role as a diversifier for a domestic equity portfolio.

The portfolio also did well relative to the competition (see page 3), benefiting from the management team's pure-play, benchmark-based approach. To give shareholders an investment that moves in line with the gold market, we manage the fund against a benchmark that's roughly two-thirds North American, 20%
African, and 10% Australian gold stocks.

PORTFOLIO STRATEGY

From there we try to enhance performance by over- or underweighting a stock relative to our benchmark. We arrive at this decision by ranking stocks according to their attractiveness on several measures. Most important is our assessment of a company's valuation--this can include an estimate of the net present value of its gold in the ground that makes allowances for production costs, hedging activity, and capital expenditures, where appropriate.

TAKING PROFITS

This value-oriented approach explains why we started taking some profits from the huge rally in African names at year-end. In particular, South African shares did best in the entire gold universe in 2002 despite being hit with rising costs and a stronger rand relative to the dollar. Typically, you'd expect these companies' share prices to fall under these circumstances.

But in 2002, the exact opposite happened, as the South African rand rose almost
30% versus the greenback. As a result, we think these valuations might be a little stretched, so we started taking some chips off the table. Instead, we're looking at adding junior production and exploration companies and senior gold producers, which we think look like better values.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                        $422.7 million
-------------------------------------------------------------------------------
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
Number of Holdings                          61                    41
-------------------------------------------------------------------------------
Portfolio Turnover                          31%                   14%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                      0.69%                 0.68%
-------------------------------------------------------------------------------

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                           % OF PORTFOLIO INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Newmont Mining
Corporation*                                9.5%                  9.4%
-------------------------------------------------------------------------------
Anglogold Limited*                          8.2%                  7.4%
-------------------------------------------------------------------------------
Gold Fields Limited                         7.7%                  8.0%
-------------------------------------------------------------------------------
Barrick Gold Corp.                          7.4%                  9.1%
-------------------------------------------------------------------------------
Placer Dome Inc.                            6.9%                  4.5%
-------------------------------------------------------------------------------
Harmony Gold Mining
Co. Limited                                 5.7%                  5.4%
-------------------------------------------------------------------------------
Goldcorp Inc.*                              4.6%                  5.0%
-------------------------------------------------------------------------------
Glamis Gold Ltd.                            4.5%                  3.0%
-------------------------------------------------------------------------------
Meridian Gold Inc.*                         4.5%                  4.2%
-------------------------------------------------------------------------------
Newcrest Mining
Limited                                     4.5%                  5.0%
-------------------------------------------------------------------------------
* Includes shares traded on all exchanges.

Investment terms are defined in the Glossary.                       (continued)

                                                                          -----
                                                                          5

Global Gold - Portfolio Commentary

TOP HOLDINGS

Newmont, our largest holding and the world's biggest gold producer, returned more than 50% last year. Investors liked Newmont because it's the unhedged industry-leader; however, Newmont had some operational difficulties that likely kept it from doing even better.

Barrick was another big North American name to report operational shortcomings in 2002. But Barrick carries the stigma of having the biggest hedge book in the industry. This gives Barrick easy access to capital and higher realized gold prices over the long term, but last year, investors saw hedging of any sort as a negative.

But Barrick had its positives, discovering a huge gold deposit in Latin America.
Though the company produced a slightly negative return for 2002, we think it still makes sense to maintain exposure to one of the industry's biggest, lowest-cost producers.

OUTLOOK FOR GOLD BULLION

Gold is typically thought of as a safe-haven investment in times of uncertainty, and there's no shortage of uncertainty about the economy, stocks, the dollar, and war. This safe-haven buying has pushed gold to around  $350 an ounce, as opposed to jewelry demand, which tends to drop off above $330.

Because the current state of uncertainty is likely to stay with us in 2003, we expect more volatility in the price of gold. As a result, we think we could see a much wider trading range of $300 to $400 an ounce, depending on changes in political and economic sentiment.

OUTLOOK FOR GOLD STOCKS

We think gold company shares look like better values than they did six months ago. Gold shares peaked in mid-2002, but were up only modestly in the last half of the year, when gold was up around $30. That puts a lot more cushion under the share prices of these stocks. So they'd still likely go down if gold sold off, but they would probably go down less than they would have about six months ago for a given change in the price of gold.

GEOGRAPHIC COMPOSITION
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Canada                                     44.2%                 40.9%
-------------------------------------------------------------------------------
Africa                                     29.8%                 27.3%
-------------------------------------------------------------------------------
United States*                             14.7%                 10.7%
-------------------------------------------------------------------------------
Australia                                   8.4%                 16.6%
-------------------------------------------------------------------------------
Peru                                        1.9%                  3.9%
-------------------------------------------------------------------------------
Other                                       1.0%                  0.6%
-------------------------------------------------------------------------------
* Includes temporary cash investments.

Investment terms are defined in the Glossary.

-----
    6

Global Gold - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS, RIGHTS, AND
WARRANTS -- 98.2%

AUSTRALIA -- 8.4%
--------------------------------------------------------------------------------
                  16,895,173   Lihir Gold Limited(1)               $ 13,640,081
--------------------------------------------------------------------------------
                   4,711,062   Newcrest Mining Limited               19,017,051
--------------------------------------------------------------------------------
                     356,250   Perilya Limited(1)                        97,868
--------------------------------------------------------------------------------
                     775,000   Resolute Mining Limited(1)               282,427
--------------------------------------------------------------------------------
                     258,333   Resolute Mining Limited
                               Warrants(1)                               26,794
--------------------------------------------------------------------------------
                   1,962,084   Sons of Gwalia Limited                 2,845,683
--------------------------------------------------------------------------------
                                                                     35,909,904
--------------------------------------------------------------------------------
CANADA -- 44.2%
--------------------------------------------------------------------------------
                     138,988   Agnico-Eagle Mines Ltd.                2,059,310
--------------------------------------------------------------------------------
                   1,020,200   Agnico-Eagle Mines Ltd. New
                               York Shares                           15,160,172
--------------------------------------------------------------------------------
                   1,780,000   Apollo Gold Corporation(1)(2)          4,069,236
--------------------------------------------------------------------------------
                     312,500   Apollo Gold Corporation
                               Warrants(1)                              214,467
--------------------------------------------------------------------------------
                   2,054,516   Barrick Gold Corp.                    31,660,092
--------------------------------------------------------------------------------
                   1,677,700   Bema Gold Corp.(1)                     2,162,918
--------------------------------------------------------------------------------
                     128,800   Cambior, Inc.(1)                         184,047
--------------------------------------------------------------------------------
                      86,500   Crystallex International
                               Corporation(1)                           127,998
--------------------------------------------------------------------------------
                   1,900,000   EAGC Ventures Corp.(1)                 2,473,644
--------------------------------------------------------------------------------
                   1,733,200   Echo Bay Mines Ltd.(1)                 2,183,832
--------------------------------------------------------------------------------
                     450,000   Eldorado Gold Corporation(1)             591,579
--------------------------------------------------------------------------------
                   1,466,300   Gabriel Resources Ltd.(1)              4,330,176
--------------------------------------------------------------------------------
                   1,709,670   Glamis Gold Ltd.(1)                   19,326,893
--------------------------------------------------------------------------------
                     215,400   Glamis Gold Ltd. Rights(1)                    --
--------------------------------------------------------------------------------
                      30,000   Goldcorp Inc.                            381,600
--------------------------------------------------------------------------------
                   1,492,000   Goldcorp Inc. New York
                               Shares                                19,007,697
--------------------------------------------------------------------------------
                     860,000   Great Basin Gold Ltd.(1)               1,092,341
--------------------------------------------------------------------------------
                     500,000   Great Basin Gold Ltd.
                               Warrants(1)                              111,139
--------------------------------------------------------------------------------
                     815,000   IAMGOLD Corporation                    3,980,281
--------------------------------------------------------------------------------
                   5,611,600   Kinross Gold Corp.(1)                 13,792,110
--------------------------------------------------------------------------------
                     371,380   Kinross Gold Corp. ADR(1)                909,881
--------------------------------------------------------------------------------
                     544,800   Meridian Gold Inc.(1)                  9,597,836
--------------------------------------------------------------------------------
                     537,000   Meridian Gold Inc. New York
                               Shares(1)                              9,467,310
--------------------------------------------------------------------------------
                     405,800   Minefinders Corporation Ltd.(1)        1,739,585
--------------------------------------------------------------------------------
                     800,000   Nevsun Resources Ltd.(1)               1,178,712
--------------------------------------------------------------------------------
                     400,000   Nevsun Resources Ltd.
                               Warrants(1)                               81,290
--------------------------------------------------------------------------------
                   2,569,816   Placer Dome Inc.                      29,552,883
--------------------------------------------------------------------------------
                     300,000   Repadre Capital Corp.(1)               2,330,116
--------------------------------------------------------------------------------
                   1,000,000   Rio Narcea Gold Mines, Ltd.(1)         1,365,426
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

                     300,000   SouthernEra Resources
                               Limited(1)                          $  1,251,746
--------------------------------------------------------------------------------
                     383,300   TVX Gold Inc.(1)                       6,083,243
--------------------------------------------------------------------------------
                      10,000   TVX Gold Inc. New York
                                Shares(1)                               157,200
--------------------------------------------------------------------------------
                     100,000   Viceroy Resource Corp.(1)                 25,403
--------------------------------------------------------------------------------
                   1,300,000   Wheaton River Minerals Ltd.(1)         1,213,642
--------------------------------------------------------------------------------
                     650,000   Wheaton River Minerals Ltd.
                                Warrants(1)                             272,450
--------------------------------------------------------------------------------
                                                                    188,136,255
--------------------------------------------------------------------------------
GHANA -- 1.8%
--------------------------------------------------------------------------------
                   1,333,099   Ashanti Goldfields Company
                               Ltd. GDR(1)                            7,798,629
--------------------------------------------------------------------------------
NORWAY -- 0.3%
--------------------------------------------------------------------------------
                   1,750,000   Kenor ASA(1)                           1,088,211
--------------------------------------------------------------------------------
PERU -- 1.9%
--------------------------------------------------------------------------------
                     301,000   Compania de Minas
                               Buenaventura S.A.u. ADR                7,943,390
--------------------------------------------------------------------------------
SOUTH AFRICA -- 28.0%
--------------------------------------------------------------------------------
                     930,000   African Rainbow Minerals
                               Gold Limited(1)                        8,567,857
--------------------------------------------------------------------------------
                     632,202   Anglogold Limited                     21,403,727
--------------------------------------------------------------------------------
                     389,604   Anglogold Limited ADR                 13,347,833
--------------------------------------------------------------------------------
                   3,790,510   Avgold Ltd.(1)                         4,638,466
--------------------------------------------------------------------------------
                   1,081,050   Durban Roodepoort Deep
                               Limited(1)                             4,132,445
--------------------------------------------------------------------------------
                   2,331,434   Gold Fields Limited                   32,578,397
--------------------------------------------------------------------------------
                   1,408,922   Harmony Gold Mining Co.
                               Limited                               24,137,467
--------------------------------------------------------------------------------
                      35,900   Impala Platinum Holdings
                               Limited                                2,280,228
--------------------------------------------------------------------------------
                   1,676,040   JCI Limited(1)                           111,339
--------------------------------------------------------------------------------
                   1,519,162   Western Areas Limited                  7,790,120
--------------------------------------------------------------------------------
                                                                   $118,987,879
--------------------------------------------------------------------------------
UNITED KINGDOM -- 0.7%
-------------------------------------------------------------------------------
                     100,000   Randgold Resources Limited
                               ADR(1)                                 2,940,000
--------------------------------------------------------------------------------
UNITED STATES -- 12.9%
--------------------------------------------------------------------------------
                      50,000   Coeur D'alene Mines
                               Corporation(1)                            96,000
--------------------------------------------------------------------------------
                     477,000   Freeport-McMoRan Copper &
                               Gold, Inc. Cl B(1)                     8,004,060
--------------------------------------------------------------------------------
                   1,137,634   Newmont Mining Corporation            33,025,515
--------------------------------------------------------------------------------
                   2,556,708   Newmont Mining Corporation
                               Chess Depositary Interest              7,367,770
--------------------------------------------------------------------------------
                     256,400   Royal Gold, Inc.                       6,401,026
--------------------------------------------------------------------------------
                                                                     54,894,371
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS, RIGHTS,
AND WARRANTS
(Cost $278,086,323)                                                 417,698,639
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          7

Global Gold - Schedule of Investments

DECEMBER 31, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------
CONVERTIBLE BONDS(3)

SOUTH AFRICA(3)
--------------------------------------------------------------------------------
ZAR 360,880   JCI Limited, VRN, 17.00%,
              7/15/05                                              $     44,161
(Cost $31,229)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.8%
Repurchase Agreement, Morgan Stanley & Co.,
(U.S. Treasury obligations), in a joint trading
account at 1.08%, dated 12/31/02, due
1/2/03 (Delivery value $7,700,462)
(Cost $7,700,000)                                                     7,700,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $285,817,552)                                                $425,442,800
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

VRN = Variable Rate Note. Rate shown is effective December 31, 2002.

ZAR = South African Rand

(1)  Non-income producing.

(2)  Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the
     Investment Company Act of 1940. (See Note 5 in Notes to Financial
     Statements for  a summary of transactions for each issuer which is or was an affiliate at or during the year ended December  31, 2002.)

(3)  Category is less than 0.05% of total investment securities.

See Notes to Financial Statements.

-----
    8

Global Natural Resources - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                          GLOBAL           FUND       DJ WORLD
                                     NATURAL RESOURCES   BENCHMARK   STOCK INDEX
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 9/15/94)
--------------------------------------------------------------------------------
   6 months(1)                            -9.56%         -10.59%      -12.55%
--------------------------------------------------------------------------------
   1 Year                                 -2.90%          -2.76%      -19.08%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                -0.72%          -1.32%      -15.89%
--------------------------------------------------------------------------------
   5 Years                                 3.01%           3.84%       -1.57%
--------------------------------------------------------------------------------
   Life of Class                           5.14%           6.16%(2)     3.88%(2)
--------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 4/26/99)
--------------------------------------------------------------------------------
   6 months(1)                           -9.66.%         -10.59%      -12.55%
--------------------------------------------------------------------------------
   1 Year                                 -3.24%          -2.76%      -19.08%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                -0.99%          -1.32%      -15.89%
--------------------------------------------------------------------------------
   Life of Class                           2.16%           0.11%(3)    -8.91%(3)
--------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  Since 9/30/94, the date nearest the class's inception for which data are available.

(3)  Since 4/30/99, the date nearest the class's inception for which data are available.

See pages 32-36 for information about share classes, returns, and the fund's benchmark.

LIPPER RANKINGS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                      GLOBAL
                                      NATURAL       NATURAL RESOURCES FUNDS(2)
                                     RESOURCES   AVERAGE RETURN   FUND'S RANKING
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 9/15/94)
--------------------------------------------------------------------------------
   6 months(1)                        -9.56%        -10.91%             --
--------------------------------------------------------------------------------
   1 Year                             -2.90%         -6.25%        26 out of 78
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                            -0.72%          3.48%        42 out of 61
--------------------------------------------------------------------------------
   5 Years                             3.01%          2.60%        21 out of 46
--------------------------------------------------------------------------------
   Life of Class                       5.14%          7.24%        18 out of 24
--------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service. See page 35 for more information about Lipper fund rankings.

                                                                    (continued)

                                                                          -----
                                                                          9

Global Natural Resources - Performance

GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS

$10,000 investment made September 15, 1994

ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended December 31
-----------------------------------------------------------------------------------------------------------------------
                                  1994*     1995      1996      1997      1998      1999      2000     2001     2002
-----------------------------------------------------------------------------------------------------------------------
Global Natural Resources         -3.48%    14.41%    15.45%     2.50%    -6.30%    26.50%     5.62%   -4.57%    -2.90%
-----------------------------------------------------------------------------------------------------------------------
Fund Benchmark                   -2.89%    15.06%    15.95%     4.67%    -2.85%    29.31%     3.29%   -4.31%    -2.76%
-----------------------------------------------------------------------------------------------------------------------
* From 9/15/94, the class's inception date. Index data from 9/30/94, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for Global
Natural Resources. Returns for the Dow Jones World Stock Index and fund benchmark (defined on page 34) are provided for comparison. Global Natural
Resources' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or  less than original cost.

-----
   10

Global Natural Resources - Portfolio Commentary

By Joe Sterling, portfolio manager

PERFORMANCE SUMMARY

Global Natural Resources finished 2002 with a negative return, brought down by a sell-off in stocks and slumping global growth. Nevertheless, the portfolio outperformed the broad U.S. equity market by a wide margin, showing better one-, three-, and five-year average annual returns than the S&P 500 Index.

We think that's a good reminder that global natural resources shares can play a role as a diversifier for a domestic equity portfolio. We're also proud to report that Global Natural Resources did well relative to its competitors last year (see page 9).

CLOSED TO NEW INVESTORS

However, we should point out that Global Natural Resources has been closed to new investors since shareholders voted down a proxy to liquidate the portfolio earlier in 2002. Current shareholders should rest assured that the management team will continue to run the portfolio according to its mandate as outlined in the prospectus.

PORTFOLIO STRATEGY

To give shareholders an investment that moves in line with global commodity-based industries, we run the portfolio against a custom benchmark that's about 75% energy and 25% basic materials shares and is based on the companies in the basic materials and energy sectors of the Dow Jones World Stock
Index.

We try to enhance performance by over- or underweighting stocks and sectors relative to our benchmark, based on our assessment of their relative values and prospects for growth. This approach led us to a modest overweight in basic materials shares for much of the year.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                         $21.7 million
-------------------------------------------------------------------------------
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
Number of Holdings                           56                    78
-------------------------------------------------------------------------------
Portfolio Turnover                          14%                   11%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                      0.70%                 0.68%
-------------------------------------------------------------------------------

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                           % OF PORTFOLIO INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
ENI SpA                                     3.5%                  3.2%
-------------------------------------------------------------------------------
Anadarko Petroleum
Corp.                                       3.4%                  2.7%
-------------------------------------------------------------------------------
Burlington Resources,
Inc.                                        3.3%                  2.5%
-------------------------------------------------------------------------------
ENSCO International Inc.                    3.2%                  2.4%
-------------------------------------------------------------------------------
ConocoPhillips*                             3.2%                  3.7%
-------------------------------------------------------------------------------
Baker Hughes Inc.                           3.2%                  2.1%
-------------------------------------------------------------------------------
Smith International, Inc.                   3.1%                  2.8%
-------------------------------------------------------------------------------
TotalFinaElf SA Cl B                        2.9%                  3.3%
-------------------------------------------------------------------------------
Noble Energy, Inc.                          2.9%                  1.8%
-------------------------------------------------------------------------------
ChevronTexaco Corp.                         2.7%                  3.5%
-------------------------------------------------------------------------------
* Phillips Petroleum Co. acquired Conoco Inc. on 9/3/02 and changed its name to
  ConocoPhillips. The percentage as of 6/30/02 represents Phillips Petroleum Co.
  and Conoco Inc. shares owned by the fund on that date.

Investment terms are defined in the Glossary.                       (continued)

                                                                          -----
                                                                          11

Global Natural Resources - Portfolio Commentary

BASIC MATERIALS

Overall, the bet in favor of basic materials hurt our performance relative to the benchmark, because these companies lagged energy shares in 2002. We thought profits for many basic materials names would improve as companies cut production to limit supply, while better economic growth would spur demand. But growth turned out to be much worse than expected, which led to poor returns by these stocks in the latter half of the year.

That said, our best trade last year was our overweight in gold shares, which made up the top-performing segment of the entire market. We thought gold stocks were a good way to capitalize on the weaker dollar and political and economic uncertainty.

ENERGY STOCKS

Though our decision to underweight energy stocks limited performance, we got our positioning within the sector right by favoring the smaller service companies over the big integrateds. We liked the smaller, highly levered oil service and exploration names as a good way to play the increase in energy costs. Contrast them with the big, integrated oil companies, which have many sides to their business and are less closely tied to the fate of oil. We trimmed our positions in some of these big, liquid (easy-to-buy-and-sell) stocks to meet redemptions.

OUTLOOK FOR COMMODITIES

We expect all the government's fiscal and monetary stimulus to improve the economy and industrial production in 2003, though that's not likely to happen in any meaningful way until we figure out the course of events in Iraq. This is similar to our outlook in early 2002, when we called for better growth in the second half of the year. But that forecast was a casualty of the impending war, which weighed on sentiment while higher oil prices taxed consumers' pocketbooks.

OUTLOOK FOR COMMODITY- BASED SHARES

For now at least, we continue to like basic materials shares over energy, though we'll re-evaluate that positioning as we get more clarification on Iraq and economic growth. Similarly, we're likely to continue to overweight gold within basic materials for now.

Within energy, we like the exploration and drilling companies because the industry's been holding back on developing new oil fields and replacing reserves. But with spare capacity in oil and deliverability in natural gas both tight, we expect spending and development to pick up, which would benefit these stocks.

GEOGRAPHIC COMPOSITION
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
United States                               50.4%                 48.7%
-------------------------------------------------------------------------------
Europe                                      24.3%                 28.5%
-------------------------------------------------------------------------------
Americas
(excluding U.S.)                            12.8%                 13.6%
-------------------------------------------------------------------------------
Asia/Pacific                                 7.5%                  6.5%
-------------------------------------------------------------------------------
South Africa                                 5.0%                  2.7%
-------------------------------------------------------------------------------

INDUSTRY WEIGHTINGS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Energy                                      63.5%                 62.7%
-------------------------------------------------------------------------------
Basic Materials                             36.5%                 37.3%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

-----
   12

Global Natural Resources - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.8%

AUSTRALIA -- 2.6%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      52,000   Alumina Limited                      $   142,854
--------------------------------------------------------------------------------
                     352,000   Lihir Gold Limited(1)                    284,182
--------------------------------------------------------------------------------
                      52,000   WMC Resources Limited(1)                 123,029
--------------------------------------------------------------------------------
                                                                        550,065
--------------------------------------------------------------------------------
CANADA -- 11.6%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      29,000   Abitibi-Consolidated Inc.                223,403
--------------------------------------------------------------------------------
                      27,500   Barrick Gold Corp.                       423,775
--------------------------------------------------------------------------------
                      16,900   Inco Ltd.(1)                             358,618
--------------------------------------------------------------------------------
                      33,400   Tembec Inc.(1)                           233,117
--------------------------------------------------------------------------------
Energy
--------------------------------------------------------------------------------
                      15,500   Petro-Canada                             481,459
--------------------------------------------------------------------------------
                       6,500   Precision Drilling Corporation(1)        211,510
--------------------------------------------------------------------------------
                      34,600   Suncor Energy, Inc.                      542,753
--------------------------------------------------------------------------------
                                                                      2,474,635
--------------------------------------------------------------------------------
FINLAND -- 2.3%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      15,000   UPM-Kymmene Oyj                          481,812
--------------------------------------------------------------------------------
FRANCE -- 2.9%
--------------------------------------------------------------------------------
Energy
--------------------------------------------------------------------------------
                       4,300   TotalFinaElf SA Cl B                     614,316
--------------------------------------------------------------------------------
GERMANY -- 1.3%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      24,000   ThyssenKrupp AG                          268,303
--------------------------------------------------------------------------------
ITALY -- 5.7%
--------------------------------------------------------------------------------
Energy
--------------------------------------------------------------------------------
                      46,500   ENI SpA                                  739,488
--------------------------------------------------------------------------------
                      70,000   Saipem SpA                               468,061
--------------------------------------------------------------------------------
                                                                      1,207,549
--------------------------------------------------------------------------------
JAPAN -- 1.3%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      10,000   Oji Paper Co. Ltd.                        42,951
--------------------------------------------------------------------------------
Energy
--------------------------------------------------------------------------------
                      35,000   TonenGeneral Sekiyu K.K.                 229,914
--------------------------------------------------------------------------------
                                                                        272,865
--------------------------------------------------------------------------------
NETHERLANDS -- 2.7%
--------------------------------------------------------------------------------
Energy
--------------------------------------------------------------------------------
                      12,800   Royal Dutch Petroleum Co.                563,647
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 2.0%
--------------------------------------------------------------------------------
Energy
--------------------------------------------------------------------------------
                     328,000   CNOOC Ltd.                               426,903
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
SOUTH AFRICA -- 5.0%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      15,000   Anglo American Platinum Corp.
                               Limited                              $   552,415
--------------------------------------------------------------------------------
                      11,700   Anglo American plc                       173,815
--------------------------------------------------------------------------------
                      10,000   Anglogold Limited                        338,558
--------------------------------------------------------------------------------
                                                                      1,064,788
--------------------------------------------------------------------------------
SOUTH KOREA -- 1.6%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      14,000   POSCO ADR                                346,220
--------------------------------------------------------------------------------
SPAIN -- 1.4%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                       8,100   Acerinox, SA                             297,505
--------------------------------------------------------------------------------
SWEDEN -- 1.8%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      11,000   Svenska Cellulosa AB Cl B                372,735
--------------------------------------------------------------------------------
UNITED KINGDOM -- 6.2%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      60,000   BHP Billiton plc                         320,550
--------------------------------------------------------------------------------
                      12,500   Rio Tinto plc                            249,612
--------------------------------------------------------------------------------
Energy
--------------------------------------------------------------------------------
                      66,700   BP plc                                   458,657
--------------------------------------------------------------------------------
                      42,900   Shell Transport & Trading Co. plc        282,562
--------------------------------------------------------------------------------
                                                                      1,311,381
--------------------------------------------------------------------------------
UNITED STATES -- 50.4%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      20,300   Alcoa Inc.                               462,435
--------------------------------------------------------------------------------
                      11,829   International Paper Co.                  413,660
--------------------------------------------------------------------------------
                       9,000   Newmont Mining Corporation               261,270
--------------------------------------------------------------------------------
                       6,800   Nucor Corp.                              280,840
--------------------------------------------------------------------------------
                      20,200   Smurfit-Stone Container Corp.(1)         311,080
--------------------------------------------------------------------------------
                      20,000   Steel Dynamics Inc.(1)                   241,200
--------------------------------------------------------------------------------
                       5,900   Weyerhaeuser Co.                         290,339
--------------------------------------------------------------------------------
Energy
--------------------------------------------------------------------------------
                      15,300   Anadarko Petroleum Corp.                 732,869
--------------------------------------------------------------------------------
                      21,000   Baker Hughes Inc.                        675,990
--------------------------------------------------------------------------------
                       6,300   BJ Services Co.(1)                       203,553
--------------------------------------------------------------------------------
                      16,600   Burlington Resources, Inc.               707,990
--------------------------------------------------------------------------------
                       8,600   ChevronTexaco Corp.                      571,728
--------------------------------------------------------------------------------
                      14,000   ConocoPhillips                           677,460
--------------------------------------------------------------------------------
                       5,800   Cooper Cameron Corp.(1)                  288,956
--------------------------------------------------------------------------------
                      23,200   ENSCO International Inc.                 683,240
--------------------------------------------------------------------------------
                      12,000   EOG Resources Inc.                       479,040
--------------------------------------------------------------------------------
                       9,600   Exxon Mobil Corp.                        335,424
--------------------------------------------------------------------------------
                      45,300   Grey Wolf, Inc.(1)                       180,747
--------------------------------------------------------------------------------
                      13,800   National-Oilwell, Inc.(1)                301,392
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          13

Global Natural Resources - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

                      16,200   Noble Energy, Inc.                   $   608,310
--------------------------------------------------------------------------------
                     105,000   Parker Drilling Co.(1)                   233,100
--------------------------------------------------------------------------------
                       4,000   Schlumberger Ltd.                        168,360
--------------------------------------------------------------------------------
                      19,900   Smith International, Inc.(1)             649,138
--------------------------------------------------------------------------------
                      17,000   Tidewater Inc.                           528,700
--------------------------------------------------------------------------------
                       9,900   Tom Brown, Inc.(1)                       248,490
--------------------------------------------------------------------------------
                       8,500   Transocean Inc.                          197,200
--------------------------------------------------------------------------------
                                                                     10,732,511
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $18,172,694)                                                   20,985,235
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.2%

BRAZIL -- 1.2%
--------------------------------------------------------------------------------
Basic Materials
--------------------------------------------------------------------------------
                      14,100   Aracruz Celulose SA ADR              $   261,696
(Cost $281,937)
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $18,454,631)                                                  $21,246,931
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.

See Notes to Financial Statements.

-----
   14

Statement of Assets and Liabilities

DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                  GLOBAL NATURAL
                                                   GLOBAL GOLD       RESOURCES
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $284,197,681 and
$18,454,631, respectively)                         $421,373,564     $21,246,931
------------------------------------------------
Investment securities -- affiliated,
at value (cost of $1,619,871
for Global Gold)                                      4,069,236          --
------------------------------------------------
Cash                                                    963,542         251,901
------------------------------------------------
Receivable for investments sold                      13,174,884         179,662
------------------------------------------------
Receivable for capital shares sold                      633,238           --
------------------------------------------------
Dividends and interest receivable                        36,138          23,709
--------------------------------------------------------------------------------
                                                    440,250,602      21,702,203
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                    17,371,411              --
------------------------------------------------
Accrued management fees                                 226,900          12,806
------------------------------------------------
Distribution fees payable                                   174              38
------------------------------------------------
Service fees payable                                        174              38
--------------------------------------------------------------------------------
                                                     17,598,659          12,882
--------------------------------------------------------------------------------
NET ASSETS                                         $422,651,943     $21,689,321
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)            $492,333,160     $18,934,818
------------------------------------------------
Undistributed net investment income                     511,427           6,935
------------------------------------------------
Accumulated net realized loss
on investment and foreign
currency transactions                              (209,779,746)        (46,103)
------------------------------------------------
Net unrealized appreciation on
investments and translation
of assets and liabilities
in foreign currencies                               139,587,102       2,793,671
--------------------------------------------------------------------------------
                                                   $422,651,943     $21,689,321
================================================================================

INVESTOR CLASS, $10.00 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                         $421,533,895     $21,509,536
------------------------------------------------
Shares outstanding                                   46,144,844       2,055,164
------------------------------------------------
Net asset value per share                                 $9.14          $10.47
--------------------------------------------------------------------------------

ADVISOR CLASS, $10.00 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                           $1,118,048        $179,785
------------------------------------------------
Shares outstanding                                      122,351          17,189
------------------------------------------------
Net asset value per share                                 $9.14          $10.46
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                          -----
                                                                          15

Statement of Operations

YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                  GLOBAL NATURAL
                                                   GLOBAL GOLD       RESOURCES
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
------------------------------------------------
Dividends (net of foreign taxes
withheld of $140,821 and
$54,803, respectively)                              $4,097,562       $675,169
------------------------------------------------
Interest                                                74,679         13,854
--------------------------------------------------------------------------------
                                                     4,172,241        689,023
--------------------------------------------------------------------------------

EXPENSES:
------------------------------------------------
Management fees                                      2,253,878        237,214
------------------------------------------------
Distribution fees -- Advisor Class                       1,471            426
------------------------------------------------
Service fees -- Advisor Class                            1,471            426
------------------------------------------------
Directors' fees and expenses                             9,700          1,719
------------------------------------------------
Interest income and other expenses                       6,343          4,462
--------------------------------------------------------------------------------
                                                     2,272,863        244,247
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                1,899,378        444,776
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
------------------------------------------------
Investment transactions                             (4,315,504)     2,822,584
------------------------------------------------
Foreign currency transactions                         (280,152)         5,774
--------------------------------------------------------------------------------
                                                    (4,595,656)     2,828,358
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
------------------------------------------------
Investments                                        149,286,995     (3,222,778)
------------------------------------------------
Translation of assets and liabilities
in foreign currencies                                  (39,475)        (1,665)
--------------------------------------------------------------------------------
                                                   149,247,520     (3,224,443)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)            144,651,864       (396,085)
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                         $146,551,242        $48,691
================================================================================

See Notes to Financial Statements.

-----
   16

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------
                                              GLOBAL GOLD                    GLOBAL NATURAL RESOURCES
----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS       2002                2001               2002            2001
----------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------
Net investment income                $1,899,378          $1,635,718          $444,776        $691,546
---------------------------------
Net realized gain (loss)             (4,595,656)        (12,265,114)        2,828,358       1,058,354
---------------------------------
Change in net
unrealized appreciation             149,247,520          57,177,741        (3,224,443)     (4,409,058)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets resulting
from operations                     146,551,242          46,548,345            48,691      (2,659,158)
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------
  Investor Class                     (1,659,732)         (2,010,315)         (322,982)       (694,312)
---------------------------------
  Advisor Class                            (723)               (558)           (2,232)         (1,063)
---------------------------------
From net realized gains:
---------------------------------
  Investor Class                            --                  --         (1,772,083)     (1,117,382)
---------------------------------
  Advisor Class                             --                  --            (14,010)         (2,894)
----------------------------------------------------------------------------------------------------------
Decrease in net
assets
from distributions                   (1,660,455)         (2,010,873)       (2,111,307)     (1,815,651)
----------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets from capital
share transactions                   84,724,257           6,901,326        (21,257,944)    (1,299,471)
----------------------------------------------------------------------------------------------------------

NET INCREASE
(DECREASE)
IN NET ASSETS                        229,615,044         51,438,798        (23,320,560)    (5,774,280)

NET ASSETS
----------------------------------------------------------------------------------------------------------
Beginning of period                  193,036,899        141,598,101        45,009,881      50,784,161
----------------------------------------------------------------------------------------------------------
End of period                       $422,651,943       $193,036,899      $ 21,689,321     $45,009,881
==========================================================================================================
Undistributed net
investment income                       $511,427           $590,224            $6,935              --
==========================================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          17

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940  (the 1940 Act) as an
open-end management investment company. Global Gold Fund (Global Gold) and
Global Natural Resources Fund (Global Natural Resources) (the funds) are two funds in a series issued by the corporation. The funds are non-diversified under the 1940 Act. Global Gold's investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world. Global Natural Resources'
investment objective  is to seek to realize a total return (capital growth and dividends) consistent with investment in companies that are engaged in the natural resources industry. The funds invest primarily in equity securities. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where  no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE  CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner

                                                                     (continued)

-----
   18

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid on a semiannual basis in June and December.
Distributions from realized capital gains, if any, are generally declared and paid twice a year, usually in March and December.

USE OF ESTIMATES -- The financial statements  are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the funds' average daily closing net assets during the previous month. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the
Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The Advisor Class is
0.2500% less at each point within the Complex Fee range. For the year ended
December 31, 2002, the effective annual Investor Class and Advisor Class management fee was 0.69% and 0.44%, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31,
2002, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended December 31, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM.

                                                                    (continued)

                                                                          -----
                                                                          19

Notes to Financial Statements

DECEMBER 31, 2002

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2002, were as follows:

--------------------------------------------------------------------------------
                                                      GLOBAL      GLOBAL NATURAL
                                                       GOLD          RESOURCES
--------------------------------------------------------------------------------
Purchases                                          $181,834,873      $4,678,289
--------------------------------------------------------------------------------
Proceeds from sales                                 $99,729,086     $26,460,275
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 2,000,000,000 shares to each fund.
Transactions in shares of the funds were as follows:

-------------------------------------------------------------------------------------------------------
                                          GLOBAL GOLD                      GLOBAL NATURAL RESOURCES
-------------------------------------------------------------------------------------------------------
                                   SHARES              AMOUNT             SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
INVESTOR CLASS
-------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

DESIGNATED SHARES             1,000,000,000                          1,000,000,000
=======================================================================================================
Sold                             43,377,719         $342,669,000         1,298,431         $16,132,552
----------------------------
Issued in reinvestment
  of distributions                  182,979            1,564,854           185,119           1,954,742
----------------------------
Redeemed                        (33,797,461)        (260,639,851)       (3,200,443)        (39,400,802)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)           9,763,237          $83,594,003        (1,716,893)       $(21,313,508)
=======================================================================================================
YEAR ENDED DECEMBER 31, 2001

DESIGNATED SHARES             1,000,000,000                          1,000,000,000
=======================================================================================================
Sold                             13,418,260          $65,134,714         1,957,631         $24,660,966
----------------------------
Issued in reinvestment
  of distributions                  393,732            1,893,852           146,586           1,733,283
----------------------------
Redeemed                        (12,785,371)         (60,132,888)       (2,243,550)        (27,801,888)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)           1,026,621           $6,895,678          (139,333)        $(1,407,639)
=======================================================================================================

ADVISOR CLASS
-------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

DESIGNATED SHARES               250,000,000                            250,000,000
=======================================================================================================
Sold                                644,622           $5,415,407             6,117             $77,672
----------------------------
Issued in reinvestment
  of distributions                       78                  686             1,550              16,243
----------------------------
Redeemed                           (534,404)          (4,285,839)           (3,061)            (38,351)
-------------------------------------------------------------------------------------------------------
Net increase                        110,296           $1,130,254             4,606             $55,564
=======================================================================================================
YEAR ENDED DECEMBER 31, 2001

DESIGNATED SHARES               250,000,000                            250,000,000
=======================================================================================================
Sold                                  1,792               $8,149              9,758           $116,390
----------------------------
Issued in reinvestment
  of distributions                      116                  558                343              3,957
----------------------------
Redeemed                               (676)              (3,059)            (1,037)           (12,179)
-------------------------------------------------------------------------------------------------------
Net increase                          1,232               $5,648              9,064           $108,168
=======================================================================================================

                                                                    (continued)

-----
   20

Notes to Financial Statements

DECEMBER 31, 2002

5. AFFILIATED COMPANY TRANSACTIONS

An affiliated company represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the 1940
Act. A summary of transactions for each issuer which is or was an affiliate at or during the year ended December 31, 2002 follows:

--------------------------------------------------------------------------------------------------------------------
                           SHARE BALANCE    PURCHASE    SALES    REALIZED     DIVIDEND         DECEMBER 31, 2002
FUND/ISSUER                  12/31/01         COST      COST    GAIN (LOSS)    INCOME    SHARE BALANCE   MARKET VALUE
--------------------------------------------------------------------------------------------------------------------
GLOBAL GOLD
--------------------------------------------------------------------------------------------------------------------
Apollo Gold Corporation(1)      --         $1,619,871   $--        $--          $--        1,780,000     $4,069,236
====================================================================================================================
(1)  Non-income producing.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The funds may borrow money for temporary or emergency purposes  to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended December 31, 2002.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                     GLOBAL GOLD        GLOBAL NATURAL RESOURCES
--------------------------------------------------------------------------------
                                  2002         2001         2002         2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                $1,660,455   $2,010,873    $325,214     $669,412
--------------------------------------------------------------------------------
Long-term capital gains               $--          $--  $1,786,093   $1,146,239
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

                                                                    (continued)

                                                                          -----
                                                                          21

Notes to Financial Statements

DECEMBER 31, 2002

7. FEDERAL TAX INFORMATION (CONTINUED)

As of December 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                                                  GLOBAL NATURAL
                                                    GLOBAL GOLD      RESOURCES
--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX
COST
--------------------------------------------------------------------------------
Federal tax cost of investments                    $306,288,556     $18,557,715
================================================================================
Gross tax appreciation of investments              $135,511,563     $ 4,107,340
-----------------------------------------------
Gross tax depreciation of investments               (16,357,319)     (1,418,124)
--------------------------------------------------------------------------------
Net tax appreciation of investments                $119,154,244      $2,689,216
================================================================================
Net tax appreciation (depreciation) on
  derivatives and translation of assets
  and liabilities in foreign currencies                $(67,790)         $1,066
--------------------------------------------------------------------------------
Net tax appreciation                               $119,086,454      $2,690,282
================================================================================
Undistributed ordinary income                        $2,098,203          $7,241
-----------------------------------------------
Accumulated capital losses                        $(189,308,742)            --
-----------------------------------------------
Capital loss deferral                                    $3,216             --
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for Global Gold expire in 2005 through 2010.

The capital loss deferrals represent net currency losses incurred in the two-month period ended December 31, 2002. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, the following percentage of the ordinary income distributions paid during the fiscal year ended December 31, 2002, qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------
               GLOBAL GOLD                     GLOBAL NATURAL RESOURCES
--------------------------------------------------------------------------------
                  0.37%                                 16.25%
--------------------------------------------------------------------------------

-----
   22

Global Gold - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
-----------------------------------------------------------------------------------------------------------
                                                                  INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------
                                        2002           2001           2000           1999         1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $5.30          $4.00          $5.29          $5.52        $6.34
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.04           0.05           0.05           0.06         0.05
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                            3.84           1.31          (1.31)         (0.24)       (0.82)
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations       3.88           1.36          (1.26)         (0.18)       (0.77)
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.04)         (0.06)         (0.03)         (0.05)       (0.05)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $9.14          $5.30          $4.00          $5.29        $5.52
===========================================================================================================
  TOTAL RETURN(2)                       73.00%         34.09%        (23.95)%        (3.18)%     (12.18)%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.69%          0.68%          0.67%          0.68%        0.69%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    0.57%          0.99%          1.19%          1.04%        0.75%
-----------------------------------
Portfolio Turnover Rate                    31%            14%            17%            53%          68%
-----------------------------------
Net Assets, End of Period
(in thousands)                        $421,534       $192,973       $141,555       $201,790     $228,771
-----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          23

Global Gold - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
-----------------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999       1998(1)
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $5.30          $4.00          $5.29          $5.52      $7.31
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                --            0.03           0.03           0.03       0.01
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                            3.85           1.32          (1.30)         (0.21)     (1.76)
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations       3.85           1.35          (1.27)         (0.18)     (1.75)
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.01)         (0.05)         (0.02)         (0.05)     (0.04)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $9.14          $5.30          $4.00          $5.29      $5.52
===========================================================================================================
  TOTAL RETURN(3)                       72.61%         33.75%        (24.05)%        (3.30)%   (24.00)%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.94%          0.93%          0.92%          0.93%     0.94%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    0.32%          0.74%          0.94%          0.79%     0.20%(4)
-----------------------------------
Portfolio Turnover Rate                    31%            14%            17%            53%       68%(5)
-----------------------------------
Net Assets, End of Period           $1,118,048        $63,851        $43,243        $21,280     $16,938
-----------------------------------------------------------------------------------------------------------

(1)  May 6, 1998 (commencement of sale) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 1998.

See Notes to Financial Statements.

-----
   24

Global Natural Resources - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
-----------------------------------------------------------------------------------------------------------
                                                                 INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------
                                        2002           2001           2000           1999         1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                  $11.89         $12.97         $13.06         $10.59       $11.48
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income                  0.15(1)        0.18(1)        0.17(1)        0.16(1)      0.19
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                           (0.50)         (0.78)          0.51           2.62        (0.90)
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (0.35)         (0.60)          0.68           2.78        (0.71)
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.17)         (0.18)         (0.18)         (0.17)       (0.18)
-----------------------------------
  From Net Realized Gains               (0.90)         (0.30)         (0.59)         (0.14)          --
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (1.07)         (0.48)         (0.77)         (0.31)       (0.18)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $10.47         $11.89         $12.97         $13.06       $10.59
===========================================================================================================
  TOTAL RETURN(2)                       (2.90)%        (4.57)%         5.62%         26.50%       (6.30)%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.70%          0.68%          0.67%          0.68%       0.69%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    1.28%          1.44%          1.35%          1.34%       1.70%
-----------------------------------
Portfolio Turnover Rate                    14%            11%            52%            87%         76%
-----------------------------------
Net Assets, End of Period
(in thousands)                         $21,510        $44,860        $50,739        $53,095     $39,749
-----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          25

Global Natural Resources -  Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                   ADVISOR CLASS
--------------------------------------------------------------------------------
                                      2002        2001        2000       1999(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                 $11.89      $12.97      $13.06      $11.99
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------
  Net Investment Income(2)            0.11        0.13        0.14        0.07
----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                        (0.50)      (0.76)       0.51        1.29
--------------------------------------------------------------------------------
  Total From Investment Operations   (0.39)      (0.63)       0.65        1.36
--------------------------------------------------------------------------------
Distributions
----------------------------------
  From Net Investment Income         (0.14)      (0.15)      (0.15)      (0.15)
----------------------------------
  From Net Realized Gains            (0.90)      (0.30)      (0.59)      (0.14)
--------------------------------------------------------------------------------
  Total Distributions                (1.04)      (0.45)      (0.74)      (0.29)
--------------------------------------------------------------------------------
Net Asset Value, End of Period      $10.46      $11.89      $12.97      $13.06
================================================================================
  TOTAL RETURN(3)                    (3.24)%     (4.80)%      5.38%      11.44%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 0.95%       0.93%       0.92%     0.93%(4)
----------------------------------
Ratio of Net Investment Income
to Average Net Assets                 1.03%       1.19%       1.10%     0.85%(4)
----------------------------------
Portfolio Turnover Rate                 14%         11%         52%       87%(5)
----------------------------------
Net Assets, End of Period          $179,785    $149,568     $45,641     $40,442
--------------------------------------------------------------------------------

(1)  April 26, 1999 (commencement of sale) through December 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset value to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation on net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 1999.

See Notes to Financial Statements.

-----
   26

Report of Independent Accountants

To the Directors of the American Century Quantitative Equity Funds and
Shareholders of the American Century Global Gold Fund and American Century
Global Natural Resources Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Global Gold
Fund and the American Century Global Natural Resources Fund (two of the six
funds comprising the American Century Quantitative Equity Funds, hereafter referred to as the "Funds") at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the five years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of
America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management;
our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of
America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 14, 2003

                                                                          -----
                                                                          27

Proxy Voting Results

A special meeting of shareholders was held on September 3, 2002, to vote on the following proposal. The proposal did not receive the required number of votes of the American Century Global Natural Resources Fund and was therefore not adopted.

A summary of voting results is listed below the proposal.

PROPOSAL:

To liquidate and terminate the Global Natural Resources Fund:

-------------------------------------
For:                      13,858,897
-------------------------------------
Against:                   7,050,371
-------------------------------------
Abstain:                   1,108,661
-------------------------------------
Broker Non-Vote:                   0
-------------------------------------

-----
   28

Management

The individuals listed below serve as directors or officers of the funds. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
ALBERT EISENSTAT (72)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (56)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel, Marron, Reid & Sheehy  (a San Francisco law firm, 1984 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
KATHRYN A. HALL (45)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Investment
Officer, Offit Hall Capital Management, LLC (April 2002 to present); President and Managing Director, Laurel Management Company, L.L.C. (1996 to April 2002)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Princeton University Investment
Company (1997 to present); Director, Stanford Management Company (2001 to present); Director, UCSF Foundation (2000 to present); Director, San Francisco
Day School (1999 to present)
--------------------------------------------------------------------------------
MYRON S. SCHOLES (61)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management  (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

                                                                          -----
                                                                          29

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (74)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 31

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JOHN B. SHOVEN (55)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): Less than 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR:  Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (57)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 18

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software, 1994 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

INTERESTED DIRECTOR
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989  to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

                                                                    (continued)

-----
   30

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Directors."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

                                                                          -----
                                                                          31

Share Class Information

Two classes of shares are authorized for sale by the funds: Investor Class and
Advisor Class.

INVESTOR CLASS shares are available  for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%  Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

-----
   32

Retirement Account Information

As required by law, any distributions you receive from an IRA or certain 403(b)
and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding  apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

                                                                          -----
                                                                          33

Background Information

INVESTMENT TEAM LEADERS
-----------------------------
PORTFOLIO MANAGERS
-----------------------------
    Bill Martin
-----------------------------
    Joe Sterling
-----------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

American Century offers six "specialty" equity funds that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to provide a broad representation of their respective industries. Due to the limited focus of these funds, they may experience greater volatility than funds with a broader investment strategy.
They are not intended to serve as a complete investment program by themselves.
International investing also involves special risks, such as political instability and currency fluctuations.

GLOBAL GOLD seeks to realize a total return consistent with investment in securities of companies that are engaged in mining, processing, fabricating, or distributing gold or other precious metals throughout the world.

GLOBAL NATURAL RESOURCES seeks to realize a total return consistent with investment in companies that are engaged in the natural resources industries.

COMPARATIVE INDICES

The following indices are used in the report for fund performance comparisons.
They are not investment products available for purchase.

The GLOBAL GOLD FUND BENCHMARK was the Benham North American Gold Equities Index
from inception through February 1996. From March 1996 through December 1997, the benchmark was the FT-SE Gold Mines Index. Since January 1998, the benchmark has been a proprietary index intended to reflect the entire gold market. The Global
Gold fund custom benchmark is approximately two-thirds North American, 20%
African, and 10% Australian gold company stocks.

The FT-SE(reg.tm) GOLD MINES INDEX(1) consists of 31 gold mining companies in five countries and is considered a broad measure of the worldwide gold equities market.

The DOW JONES WORLD STOCK INDEX(2) (DJWSI), created by the editors of The Wall
Street Journal, consists of 2,800 stocks in 29 countries and is divided into nine broad market sectors. We created the GLOBAL NATURAL RESOURCES FUND'S
BENCHMARK index using the companies represented in two of these sectors--Basic
Materials and Energy. We altered the Basic Materials sector to exclude chemical companies because they do not stockpile natural resources.

(1)  The FT-SE Gold Mines Index is calculated by FT-SE International Limited in conjunction with the Institute of Actuaries. The FT-SE Gold Mines Index is
     a trademark of the London Stock Exchange Limited and the Financial Times
     Ltd. and is used by FT-SE International Limited under license. FT-SE
     International Limited does not sponsor, endorse, or promote the fund.

(2)  The DJWSI is the property of Dow Jones & Company, Inc., which is not affiliated with American Century.

                                                                    (continued)

-----
   34

Background Information

As of December 31, 2002, the Global Natural Resources benchmark was approximately 75% energy and 25% basic materials company shares.

The MORGAN STANLEY WORLD STOCK INDEX (MSCI) is a widely followed group of stocks from 22 different countries including the U.S. and Canada.

LIPPER RANKINGS

LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated.

The Lipper categories for Global Gold and Global Natural Resources are:

GOLD-ORIENTED FUNDS (Global Gold)--funds that invest at least 65% of their assets in shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.

NATURAL RESOURCES FUNDS (Global Natural Resources)--funds that invest at least
65% of their assets in natural resources stocks.

                                                                          -----
                                                                          35

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to
Financial Statements.)

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than
$9.2 billion. This is Lipper's market-capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than
$2.1 billion. This is Lipper's market-capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 and Russell 2000 are representative of small-cap stock performance.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

                                                                    (continued)

-----
   36

Glossary

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad classifications:

MONEY MARKET FUNDS--designed to provide preservation of capital with low risk.
Invest in high-quality, short-term debt securities issued by governments, banks, and corporations.

BOND FUNDS--designed to provide income with relative stability. Invest in bonds and other debt securities issued by governments and their agencies (federal, foreign, and state), corporations, and financial institutions.

BALANCED FUNDS--designed to provide both growth and income by investing in a mix of securities held by stock funds, bond funds, and money market funds.

STOCK FUNDS--designed to provide opportunities for long-term capital appreciation through investments in equity securities of domestic and international companies.

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally  provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains  or losses.

                                                                    (continued)

                                                                          -----
                                                                          37

Glossary

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

-----
   38

[inside back cover]

-------------------------------------------------------------------------------
                            AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------
                                  STOCK FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   VALUE
-------------------------------------------------------------------------------
   Value(+)
   Equity Income
   Large Company Value(+)
   Capital Value
   Income & Growth

   BLEND
-------------------------------------------------------------------------------
   Equity Growth
   Equity Index

   SPECIALTY
-------------------------------------------------------------------------------
   Real Estate
   Utilities

AGGRESSIVE RISK

   GROWTH
-------------------------------------------------------------------------------
   Select(+)
   Ultra(reg.sm)
   Growth
   Heritage
   Vista
   Veedot(reg.sm)
   New Opportunities
   New Opportunities II(+)
   Giftrust(reg.sm)

   VALUE
-------------------------------------------------------------------------------
   Small Cap Value**

   BLEND
-------------------------------------------------------------------------------
   Small Company

   INTERNATIONAL
-------------------------------------------------------------------------------
   International Growth(+)
   Global Growth
   Emerging Markets
   International Discovery**
   International Opportunities

   SPECIALTY
-------------------------------------------------------------------------------
   Technology
   Life Sciences
   Global Natural Resources**
   Global Gold
-------------------------------------------------------------------------------
                           ASSET ALLOCATION/BALANCED FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   Balanced
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
-------------------------------------------------------------------------------
                                      BOND FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Short-Term Government
   Ginnie Mae
   Target 2005*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Limited-Term Tax-Free

MODERATE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Government Bond
   Diversified Bond(+)
   Inflation-Adjusted Bond
   Target 2010*
   Target 2015*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Long-Term Tax-Free
   CA Intermediate-Term Tax-Free
   Tax-Free Bond
   AZ Municipal Bond
   FL Municipal Bond

AGGRESSIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   High-Yield(+)
   International Bond
   Target 2020*
   Target 2025*
   Target 2030*

   TAX-FREE
-------------------------------------------------------------------------------
   CA High-Yield Municipal(+)
   High-Yield Municipal(+)
-------------------------------------------------------------------------------
                                 MONEY MARKET FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Capital Preservation
   Government Agency Money Market
   Prime Money Market
   Premium Money Market

   TAX-FREE
-------------------------------------------------------------------------------
   FL Municipal Money Market
   CA Tax-Free Money Market
   Tax-Free Money Market
-------------------------------------------------------------------------------

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs. For a definition of fund classifications, see the Glossary.

*   While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
    December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**  These funds are closed to new investors.

(+) As of January 30, 2003, this fund is closed to new direct investors.
    Investors who established accounts prior to the closing date may continue to invest in their accounts. New investors may purchase shares in this fund only through a financial intermediary.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------

0302                                  American Century Investment Services, Inc.
SH-ANN-33321N                      (c)2003 American Century Services Corporation

[front cover]

December 31, 2002

American Century
Annual Report

[photo]

Utilities

                                  [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS
CLASSIFIED BY CATEGORY AND RISK.

Our Message to You

[photo]
James E. Stowers III with James E. Stowers, Jr.

American Century Utilities reflected the struggles of the broad U.S. stock market and the utilities sector in 2002. Weighed down by a weaker-than-expected economic recovery, war worries, corporate malfeasance, and investor caution, stocks declined in 2002 for the third straight year. Conditions were even worse for utilities, which faced lingering allegations of misconduct in the merchant energy industry from the California energy crisis, and financial question marks in the telecom sector, highlighted by the collapse of WorldCom.

The good news was that utilities generally outperformed the broader market during the second half of 2002--particularly during the fourth quarter--when wireless and other telecom stocks staged a comeback. The bad news was that utilities trailed the broader market in the first half and for the year as a whole.

Among its many challenges, 2002 gave us a chance to realign the senior leadership team of ACIM, American Century's investment management subsidiary.
Mark Mallon (previously chief investment officer of ACIM's value/ quantitative equity group) became the new ACIM CIO, replacing Randy Merk, who left American
Century in August. Three of ACIM's top managers--Jim Stowers III, Phil Davidson, and John Schniedwind--became the CIOs of growth, value, and quantitative equity, respectively; and Bill Lyons became the new ACIM president, in addition to his other duties (president and CEO of American Century Companies).

Bill's new responsibilities reinforce our commitment to investment management as the core of our business. "This move aligns overall company operations more closely with ACIM," says Bill. "Mark's focus is on investment performance and ensuring that the right people are in place with the right tools to do their jobs. I will make sure that ACIM works in an integrated fashion with the other parts of our business."

In these changing times, we appreciate your continued confidence in our management team and in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1

UTILITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

Background Information

Market Perspective from John Schniedwind

[photo]
John Schniedwind, chief investment officer, quantitative equity

STOCK MARKET OVERVIEW

U.S. stocks fell sharply in 2002, declining for the third straight year--the market's longest losing streak since World War II. Investors grew risk-averse in response to a stumbling economic recovery, weak earnings, geopolitical tensions, and an outbreak of corporate scandals and bankruptcies. Although the major indices rebounded nicely in the fourth quarter, most posted losses of 20% or more for the year.

UTILITIES MARKET OVERVIEW

Utilities stocks trailed the overall stock market for the second year in a row.
In addition to the negative effects of the weak economy and a generally poor stock market environment, the utilities sector was subject to fallout from a variety of scandals that damaged investor confidence. They included Enron's collapse, the fraudulent activities and bankruptcy of WorldCom,  and evidence of price gouging during California's 2001 energy crisis.

However, utilities stocks ended 2002 on a positive note, outperforming the broader market during the second half of the year. Many investors concluded that the decline in utilities, especially telecommunications stocks, was overdone and began hunting for bargains among the downtrodden. Relatively high dividend yields--on par with the 10-year Treasury note yield--was another attraction.

Although each industry within the utilities sector declined during the year, electric utilities held up the best, outperforming the overall stock market. In particular, electric companies operating in regulated markets benefited from stable revenues and steady profits. Nonetheless, electric utilities faced their share of challenges--energy-trading scandals, credit-rating downgrades, and heavy debt loads hurt the industry's credibility.

Telecommunications stocks were the worst performers, particularly wireless companies. The WorldCom bankruptcy cast a shadow over an industry already under pressure from stiff competition and lingering overcapacity. Although they rallied late in the year, wireless stocks suffered the biggest losses overall as subscriber growth dwindled and price competition grew increasingly fierce.

MARKET RETURNS
For the year ended December 31, 2002
----------------------------------------------------
BROAD U.S. STOCK MARKET
----------------------------------------------------
    S&P 500 Index                            -22.10%
----------------------------------------------------
    Nasdaq Composite Index                   -31.26%
----------------------------------------------------
UTILITIES MARKET
----------------------------------------------------
    NYSE Utility Index                       -29.34%
----------------------------------------------------
    Lipper Utility Fund Index                -22.70%
----------------------------------------------------
    S&P 500 Electric Utilities Index         -15.06%
----------------------------------------------------
    S&P 500 Integrated Telecom Svs. Index    -30.41%
----------------------------------------------------
    S&P 500 Gas Utilities Index              -42.04%
----------------------------------------------------
    S&P 500 Wireless Telecom Svs. Index      -59.71%
----------------------------------------------------
Sources: Bloomberg Financial Markets, Lipper Inc.

These indices are defined on page 23.

                                                                          -----
                                                                          1

Utilities - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                      UTILITIES   S&P 500 INDEX   FUND BENCHMARK
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 3/1/93)
--------------------------------------------------------------------------------
   6 months(1)                          -7.67%       -10.30%           -6.34%
--------------------------------------------------------------------------------
   1 Year                              -27.44%       -22.10%          -31.57%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                             -15.83%       -14.55%          -16.56%
--------------------------------------------------------------------------------
   5 Years                              -3.27%        -0.59%           -2.74%
--------------------------------------------------------------------------------
   Life of Class                         4.69%         9.27%(2)         5.14%(2)
--------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 6/25/98)
--------------------------------------------------------------------------------
   6 months(1)                          -7.79%       -10.30%           -6.34%
--------------------------------------------------------------------------------
   1 Year                              -27.65%       -22.10%          -31.57%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                             -16.08%       -14.55%          -16.56%
--------------------------------------------------------------------------------
   Life of Class                        -5.40%        -4.19%(3)        -5.36%(3)
--------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  Since 2/28/93, the date nearest the class's inception for which data are available.

(3)  Since 6/30/98, the date nearest the class's inception for which data are available.

See pages 21-25 for information about share classes, returns, and the fund's benchmark.

                                                                    (continued)

-----
    2

Utilities - Performance

GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS

$10,000 investment made March 1, 1993

ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended December 31
----------------------------------------------------------------------------------------------------------------------
                        1993*     1994      1995     1996      1997      1998      1999     2000     2001      2002
----------------------------------------------------------------------------------------------------------------------
Utilities               6.60%   -10.03%    35.70%    4.82%    35.82%    27.43%    11.46%    3.97%  -20.97%    -27.44%
----------------------------------------------------------------------------------------------------------------------
Fund Benchmark          6.14%    -9.39%    33.89%    8.63%    34.50%    33.29%    12.36%    2.17%  -16.90%    -31.57%
----------------------------------------------------------------------------------------------------------------------

* From 3/1/93, the class's inception date. Index data from 2/28/93, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for Utilities.
Returns for the S&P 500 Index and the fund's benchmark are provided for comparison. Until 1996, the fund's benchmark was the NYSE Utilities Index. Since
1996, the fund's benchmark has been a custom utilities index, described on page
23. Utilities' total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor
Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                          -----
                                                                          3

Utilities - Portfolio Commentary

By Joe Sterling and Bill Martin,  portfolio managers

PERFORMANCE SUMMARY

The Utilities fund posted a negative return in 2002, reflecting the overall decline in the utilities sector. However, the fund comfortably outperformed its custom utilities benchmark (defined  on page 23) and the New York Stock Exchange
Utilities Index for the full year. (See pages 1 through 3 for performance details.)

BACK TO BASICS

While many utilities have become diversified companies, their traditional core business is delivering essential services--electricity, gas, water, and telephone. These services play critical roles in fueling the economy, from powering the production of goods and services to providing a vital communication link between buyer and seller.

In 2002, the best-performing utilities were those that emphasized the essential-services aspect of their business.  By contrast, companies with greater exposure to less-critical services--such as wireless phones or energy trading--struggled the most.

We capitalized on this trend by adding to the fund's holdings of electric and gas utilities during 2002, with a concentration on higher-yielding companies operating primarily or exclusively in regulated markets. Many of these stocks posted gains for the year as their steady cash flow and reliable earnings proved attractive. The fund's top performance contributors included Southern, Entergy, and Exelon (all regulated electric utilities), as well as UGI (a regulated gas company).

HANGING UP ON TELECOM

As we shifted to an overweight position in electric utilities (compared with the market-weighted fund benchmark), we cut back on our holdings of telecommunications stocks. The telecom industry remained saddled with excess capacity, high costs, intense price competition, and heavy debt burdens.

We applied the essential-services theme to telecom by trimming our wireless holdings (which were 13% of the portfolio as of 12/31/01) in the first half of
2002 and maintaining our focus on the three biggest "Baby Bells"--Verizon,
BellSouth, and SBC. Although these regional Bell operating companies (RBOCs)
also struggled with losses  and job cuts, they remain the most stable telecom companies, with reliable cash flows from their local telephone businesses. In addition, they are successfully competing for long-distance services in their regions.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                        $120.4 million
-------------------------------------------------------------------------------
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
Number of Holdings                            67                    67
-------------------------------------------------------------------------------
30-Day SEC Yield
(for Investor Class)                        3.06%                 2.15%
-------------------------------------------------------------------------------
P/E Ratio                                    17.1                  19.5
-------------------------------------------------------------------------------
Portfolio Turnover                            26%                   10%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                        0.69%                 0.68%
-------------------------------------------------------------------------------

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Dominion Resources Inc.                     5.5%                  5.4%
-------------------------------------------------------------------------------
Southern Co.                                4.8%                  4.0%
-------------------------------------------------------------------------------
SBC Communications
Inc.                                        3.9%                  4.5%
-------------------------------------------------------------------------------
BellSouth Corp.                             3.9%                  4.9%
-------------------------------------------------------------------------------
ALLTEL Corp.                                3.7%                  2.5%
-------------------------------------------------------------------------------
Entergy Corp.                               3.6%                  3.3%
-------------------------------------------------------------------------------
Verizon Communications                      3.5%                  4.3%
-------------------------------------------------------------------------------
Exelon Corp.                                3.5%                  4.4%
-------------------------------------------------------------------------------
FPL Group, Inc.                             3.1%                  2.6%
-------------------------------------------------------------------------------
DTE Energy Company                          2.9%                  2.0%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.                       (continued)

-----
    4

Utilities - Portfolio Commentary

To complement the RBOCs, we expanded our holdings of ALLTEL,  the dominant rural telecom services provider. ALLTEL is one of the largest local phone companies outside of the Baby Bells, though it earns the majority of its revenues from its healthy wireless business.

We maintained market weightings in the major listed long-distance players,
Sprint FON and AT&T. Both of these companies performed well in the second half of the year, gaining market share by picking up former WorldCom customers. AT&T also completed the sale of its cable business to Comcast; as a result, the fund now holds a modest position in Comcast.

OUTLOOK

The past two years have been a turbulent time for utilities stocks. The economy was a drag on the sector, but given record low interest rates and the federal government's stimulus plans, we expect to see a stronger economic recovery underway by year end. Utilities should benefit from increased demand and rising prices once the economy is on firmer footing.

Also, the recent turmoil led to some positive changes. Utilities are strengthening their balance sheets by reducing debt, and capital expenditure cutbacks are helping increase free cash flow. As a result, dividends are more secure, and dividend yields remain attractive when compared with both stocks and bonds.

Another potential positive for utilities is the Bush administration's proposed cut in the double taxation of dividends. Currently, corporations pay taxes on their earnings, and then investors are taxed on those same earnings when they are paid out as dividends. Any double-taxation relief approved by Congress would likely boost dividend-paying stocks like utilities.

In this environment, we expect to maintain our current positioning for the fund, with an overweight in electric utilities and an underweight in telecom stocks compared with our market-weighted benchmark.

INDUSTRY BREAKDOWN
-------------------------------------------------------------------------------
                                              % OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Electrical Utilities                       50.9%                 56.6%
-------------------------------------------------------------------------------
Telephone                                  19.5%                 21.9%
-------------------------------------------------------------------------------
Gas & Water Utilities                      12.2%                 10.9%
-------------------------------------------------------------------------------
Wireless
Telecommunications                          8.3%                  5.2%
-------------------------------------------------------------------------------
Energy Reserves
& Production                                4.4%                  3.1%
-------------------------------------------------------------------------------
Other (includes
temporary cash)                             4.7%                  2.3%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                          -----
                                                                          5

Utilities - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.1%

COMPUTER SOFTWARE -- 0.3%
--------------------------------------------------------------------------------
                      32,000   Amdocs Ltd.(1)                      $    314,240
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.2%
--------------------------------------------------------------------------------
                       9,500   Inter-Tel, Inc.                          198,408
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 50.9%
--------------------------------------------------------------------------------
                      50,000   ALLETE Inc.                            1,134,000
--------------------------------------------------------------------------------
                      25,500   Ameren Corp.                           1,060,035
--------------------------------------------------------------------------------
                      43,240   American Electric Power                1,181,749
--------------------------------------------------------------------------------
                      35,000   CenterPoint Energy, Inc.                 297,500
--------------------------------------------------------------------------------
                      65,000   Cinergy Corp.                          2,191,800
--------------------------------------------------------------------------------
                      65,000   Consolidated Edison, Inc.              2,783,300
--------------------------------------------------------------------------------
                      50,000   Constellation Energy Group Inc.        1,391,000
--------------------------------------------------------------------------------
                     119,556   Dominion Resources Inc.                6,563,625
--------------------------------------------------------------------------------
                      32,000   DPL Inc.                                 490,880
--------------------------------------------------------------------------------
                     139,800   DQE, Inc.                              2,130,552
--------------------------------------------------------------------------------
                      74,400   DTE Energy Company                     3,452,160
--------------------------------------------------------------------------------
                      91,800   Duke Energy Corp.                      1,793,772
--------------------------------------------------------------------------------
                     108,000   Edison International(1)                1,279,800
--------------------------------------------------------------------------------
                      56,000   Energy East Corp.                      1,237,040
--------------------------------------------------------------------------------
                      94,900   Entergy Corp.                          4,326,491
--------------------------------------------------------------------------------
                      80,450   Exelon Corporation                     4,245,347
--------------------------------------------------------------------------------
                      45,500   FirstEnergy Corp.                      1,500,135
--------------------------------------------------------------------------------
                      61,600   FPL Group, Inc.                        3,704,008
--------------------------------------------------------------------------------
                      30,000   Great Plains Energy Inc.                 686,400
--------------------------------------------------------------------------------
                      23,500   Hawaiian Electric Industries,
                               Inc.                                   1,033,530
--------------------------------------------------------------------------------
                      50,000   Northeast Utilities                      758,500
--------------------------------------------------------------------------------
                      23,021   NSTAR                                  1,021,902
--------------------------------------------------------------------------------
                      35,000   Pepco Holdings, Inc.                     678,650
--------------------------------------------------------------------------------
                     128,000   PG&E Corp.(1)                          1,779,200
--------------------------------------------------------------------------------
                      64,000   PPL Corporation                        2,219,520
--------------------------------------------------------------------------------
                      43,600   Progress Energy Inc.                   1,890,060
--------------------------------------------------------------------------------
                      75,900   Public Service Enterprise
                               Group Inc.                             2,436,390
--------------------------------------------------------------------------------
                      47,300   Puget Energy Inc.                      1,042,965
--------------------------------------------------------------------------------
                      35,487   Reliant Resources Inc.(1)                113,558
--------------------------------------------------------------------------------
                     205,000   Southern Co.                           5,819,950
--------------------------------------------------------------------------------
                      57,500   TXU Corp.                              1,074,100
--------------------------------------------------------------------------------
                                                                     61,317,919
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 4.4%
--------------------------------------------------------------------------------
                      47,000   Equitable Resources Inc.               1,646,880
--------------------------------------------------------------------------------
                      15,000   Kinder Morgan Energy
                               Partners, L.P.                           525,000
--------------------------------------------------------------------------------
                      20,419   Kinder Morgan Management
                               LLC                                      645,036
--------------------------------------------------------------------------------
                      59,100   Kinder Morgan, Inc.                    2,498,157
--------------------------------------------------------------------------------
                                                                      5,315,073
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 12.2%
--------------------------------------------------------------------------------
                      12,400   BC Gas, Inc. ORD                    $    300,511
--------------------------------------------------------------------------------
                     200,000   Centrica plc ORD                         550,757
--------------------------------------------------------------------------------
                      35,000   CMS Energy Corp.                         330,400
--------------------------------------------------------------------------------
                      60,650   El Paso Corp.                            422,124
--------------------------------------------------------------------------------
                      53,000   Energen Corp.                          1,542,300
--------------------------------------------------------------------------------
                      18,000   Huaneng Power International,
                                Inc. ADR                                580,140
--------------------------------------------------------------------------------
                      69,700   Keyspan Energy Corp.                   2,456,228
--------------------------------------------------------------------------------
                      60,000   Korea Electric Power Corp.
                                ADR                                     510,000
--------------------------------------------------------------------------------
                      66,356   NiSource Inc.                          1,327,120
--------------------------------------------------------------------------------
                      30,300   ONEOK, Inc.                              581,760
--------------------------------------------------------------------------------
                      55,000   Sempra Energy                          1,300,750
--------------------------------------------------------------------------------
                     174,200   TransCanada Pipelines Ltd.             2,527,641
--------------------------------------------------------------------------------
                      60,000   UGI Corporation                        2,243,400
--------------------------------------------------------------------------------
                                                                     14,673,131
--------------------------------------------------------------------------------
MEDIA -- 2.1%
--------------------------------------------------------------------------------
                     107,709   Comcast Corporation(1)                 2,540,855
--------------------------------------------------------------------------------
OIL SERVICES -- 0.2%
--------------------------------------------------------------------------------
                      10,000   Kaneb Services LLC                       183,500
--------------------------------------------------------------------------------
TELEPHONE -- 19.5%
--------------------------------------------------------------------------------
                      66,590   AT&T Corp.                             1,738,665
--------------------------------------------------------------------------------
                     182,000   BellSouth Corp.                        4,708,340
--------------------------------------------------------------------------------
                     220,000   BT Group PLC ORD                         690,862
--------------------------------------------------------------------------------
                      46,100   CenturyTel Inc.                        1,354,418
--------------------------------------------------------------------------------
                      45,000   Nippon Telegraph & Telephone
                                Corp. ADR                               794,700
--------------------------------------------------------------------------------
                     174,220   SBC Communications Inc.                4,723,104
--------------------------------------------------------------------------------
                     225,000   Sprint Corporation                     3,258,000
--------------------------------------------------------------------------------
                      60,000   Telefonos de Mexico, SA de CV,
                                Cl L ADR                              1,918,800
--------------------------------------------------------------------------------
                     110,180   Verizon Communications                 4,269,475
--------------------------------------------------------------------------------
                                                                     23,456,364
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 8.3%
--------------------------------------------------------------------------------
                      87,500   ALLTEL Corp.                           4,462,500
--------------------------------------------------------------------------------
                      50,000   America Movil SA de CV
                                Series L ADR                            718,000
--------------------------------------------------------------------------------
                     340,096   AT&T Wireless Services Inc.(1)         1,921,542
--------------------------------------------------------------------------------
                     153,500   Nextel Communications, Inc.(1)         1,747,598
--------------------------------------------------------------------------------
                      28,700   SK Telecom Co. Ltd. ADR                  612,745
--------------------------------------------------------------------------------
                     120,000   Sprint Corp.-PCS Group(1)                525,600
--------------------------------------------------------------------------------
                                                                      9,987,985
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $118,117,108)                                                 117,987,475
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----
    6

Utilities - Schedule of Investments

DECEMBER 31, 2002

                                                                         Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.9%
Repurchase Agreement, Merrill Lynch & Co.,
Inc., (U.S. Treasury obligations), in a joint
trading account at 1.05%, dated 12/31/02,
due 1/2/03 (Delivery value $2,300,134)
(Cost $2,300,000)                                                  $  2,300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $120,417,108)                                                $120,287,475
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1)  Non-income producing.

See Notes to Financial Statements.

                                                                          -----
                                                                          7

Statement of Assets and Liabilities

DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $120,417,108)              $120,287,475
--------------------------------------------------------------
Receivable for capital shares sold                                        26,970
--------------------------------------------------------------
Dividends and interest receivable                                        256,320
--------------------------------------------------------------------------------
                                                                     120,570,765
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                            73,704
--------------------------------------------------------------
Accrued management fees                                                   70,231
--------------------------------------------------------------
Distribution fees payable                                                    232
--------------------------------------------------------------
Service fees payable                                                         232
--------------------------------------------------------------------------------
                                                                         144,399
--------------------------------------------------------------------------------
NET ASSETS                                                          $120,426,366
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                             $180,009,168
--------------------------------------------------------------
Undistributed net investment income                                        3,517
--------------------------------------------------------------
Accumulated net realized loss on
investment and foreign currency transactions                         (59,456,719)
--------------------------------------------------------------
Net unrealized depreciation on investments and
translation of assets and liabilities in foreign currencies             (129,600)
--------------------------------------------------------------------------------
                                                                    $120,426,366
================================================================================

INVESTOR CLASS, $10.00 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $119,326,839
--------------------------------------------------------------
Shares outstanding                                                    14,354,292
--------------------------------------------------------------
Net asset value per share                                                  $8.31
--------------------------------------------------------------------------------

ADVISOR CLASS, $10.00 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                            $1,099,527
--------------------------------------------------------------
Shares outstanding                                                       132,452
--------------------------------------------------------------
Net asset value per share                                                  $8.30
--------------------------------------------------------------------------------

See Notes to Financial Statements.

-----
    8

Statement of Operations

YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------
Dividends (net of foreign taxes withheld of $29,529)                $5,048,063
--------------------------------------------------------------
Interest                                                                48,563
--------------------------------------------------------------------------------
                                                                     5,096,626
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------------------
Management fees                                                        994,849
--------------------------------------------------------------
Distribution fees -- Advisor Class                                       4,587
--------------------------------------------------------------
Service fees -- Advisor Class                                            4,587
--------------------------------------------------------------
Directors' fees and expenses                                             4,734
--------------------------------------------------------------
Other expenses                                                           2,144
--------------------------------------------------------------------------------
                                                                     1,010,901
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                4,085,725
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                      (48,152,610)
--------------------------------------------------------------
Change in net unrealized depreciation
on investments and translation of assets
and liabilities in foreign currencies                               (8,208,317)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                   (56,360,927)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                         $(52,275,202)
================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          9

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS                                  2002            2001
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                                $4,085,725      $4,553,443
-------------------------------------------
Net realized loss                                   (48,152,610)    (10,597,701)
-------------------------------------------
Change in net unrealized
appreciation (depreciation)                          (8,208,317)    (53,017,522)
--------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                           (52,275,202)    (59,061,780)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
-------------------------------------------
  Investor Class                                     (4,062,082)     (4,465,249)
-------------------------------------------
  Advisor Class                                         (43,108)        (57,833)
-------------------------------------------
From net realized gains:
-------------------------------------------
  Investor Class                                           --          (420,763)
-------------------------------------------
  Advisor Class                                            --            (6,229)
--------------------------------------------------------------------------------
Decrease in net assets from distributions            (4,105,190)     (4,950,074)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net decrease in net assets from
capital share transactions                          (26,137,276)    (33,406,612)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                          (82,517,668)    (97,418,466)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 202,944,034     300,362,500
--------------------------------------------------------------------------------
End of period                                      $120,426,366    $202,944,034
================================================================================

Undistributed net investment income                      $3,517         $24,345
================================================================================

See Notes to Financial Statements.

-----
   10

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund seeks current income and long-term growth of capital and income. The fund invests primarily  in equity securities of companies engaged in the utilities industry. Because of its concentration of investments in utilities companies, the fund may be subject to greater risks than a portfolio representing a broader range of industries. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue the Investor Class and the
Advisor Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over- the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions  that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

                                                                    (continued)

                                                                          -----
                                                                          11

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid semi-annually.

USE OF ESTIMATES -- The financial statements  are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a
Complex Fee based on the average net assets of all the funds managed by ACIM.
The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee (Investor Class) range from 0.2900% to 0.3100%. The
Advisor Class is 0.2500% less at each point within the Complex Fee range. For the year ended December 31, 2002, the effective annual Investor Class and
Advisor Class management fee was 0.69% and 0.44%, respectively.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers. Fees incurred under the plan during the year ended December 31,
2002, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended December 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were $36,411,126 and $59,879,678, respectively.

                                                                    (continued)

-----
   12

Notes to Financial Statements

DECEMBER 31, 2002

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 2,000,000,000 shares to the fund.
Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                     SHARES            AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

DESIGNATED SHARES                              1,000,000,000
================================================================================
Sold                                               2,053,456        $17,897,305
------------------------------------------
Issued in reinvestment of distributions              403,857          3,560,848
------------------------------------------
Redeemed                                          (5,033,080)       (46,520,464)
--------------------------------------------------------------------------------
Net decrease                                      (2,575,767)      $(25,062,311)
================================================================================
YEAR ENDED DECEMBER 31, 2001

DESIGNATED SHARES                              1,000,000,000
================================================================================
Sold                                               1,917,054        $26,623,618
------------------------------------------
Issued in reinvestment of distributions              333,555          4,319,503
------------------------------------------
Redeemed                                          (4,709,017)       (63,727,713)
--------------------------------------------------------------------------------
Net decrease                                      (2,458,408)      $(32,784,592)
================================================================================

ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

DESIGNATED SHARES                                250,000,000
================================================================================
Sold                                                  12,589           $114,919
------------------------------------------
Issued in reinvestment of distributions                4,817             43,108
------------------------------------------
Redeemed                                            (135,362)        (1,232,992)
--------------------------------------------------------------------------------
Net decrease                                        (117,956)       $(1,074,965)
================================================================================
YEAR ENDED DECEMBER 31, 2001

DESIGNATED SHARES                                250,000,000
================================================================================
Sold                                                  38,267           $540,596
------------------------------------------
Issued in reinvestment of distributions                4,953             64,062
------------------------------------------
Redeemed                                             (90,389)        (1,226,678)
--------------------------------------------------------------------------------
Net decrease                                         (47,169)         $(622,020)
================================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2002.

                                                                    (continued)

                                                                          -----
                                                                          13

Notes to Financial Statements

DECEMBER 31, 2002

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                      2002             2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                     $4,105,190      $4,652,959
--------------------------------------------------------------------------------
Long-term capital gain                                  --            $297,115
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

As of December 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments                                    $121,660,789
================================================================================
Gross tax appreciation of investments                              $ 20,046,686
--------------------------------------------------------------
Gross tax depreciation of investments                               (21,420,000)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                 $ (1,373,314)
================================================================================
Undistributed ordinary income                                            $3,517
--------------------------------------------------------------
Accumulated long-term gains                                                 --
--------------------------------------------------------------
Accumulated capital losses  $(56,688,974)
--------------------------------------------------------------
Capital loss deferral                                               $(1,524,031)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes  of unrealized gains on certain forward foreign currency contracts, and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010.

The capital loss deferrals represent net capital losses incurred in the two-month period ended December 31, 2002. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 100% of the ordinary income distributions paid during the fiscal year ended December 31, 2002, qualify for the corporate dividends received deduction.

-----
   14

Utilities - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
-----------------------------------------------------------------------------------------------------------
                                                                  INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999        1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $11.81         $15.26         $16.46         $15.96       $14.24
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income                  0.26(1)        0.25(1)        0.96(1)        0.33(1)      0.37
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                           (3.49)         (3.43)         (0.35)          1.45         3.39
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (3.23)         (3.18)          0.61           1.78         3.76
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.27)         (0.25)         (0.98)         (0.35)       (0.38)
-----------------------------------
  From Net Realized Gains                 --           (0.02)         (0.83)         (0.93)       (1.66)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.27)         (0.27)         (1.81)         (1.28)       (2.04)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $8.31         $11.81         $15.26         $16.46       $15.96
===========================================================================================================
  TOTAL RETURN(2)                      (27.44)%       (20.97)%         3.97%         11.46%       27.43%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.69%          0.68%          0.67%          0.68%       0.69%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    2.79%          1.81%          5.88%          2.02%       2.51%
-----------------------------------
Portfolio Turnover Rate                    26%            10%            32%            50%         98%
-----------------------------------
Net Assets, End of Period
(in thousands)                       $119,327        $199,988       $295,823       $319,092    $307,777
-----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          15

Utilities - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
-----------------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999       1998(1)
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $11.80         $15.26         $16.46         $15.96       $14.90
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                           (3.49)         (3.43)         (0.38)          1.47         2.52
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (3.25)         (3.22)          0.57           1.74         2.68
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.25)         (0.22)         (0.94)         (0.31)       (0.19)
-----------------------------------
  From Net Realized Gains                  --          (0.02)         (0.83)         (0.93)       (1.43)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.25)         (0.24)         (1.77)         (1.24)       (1.62)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $8.30         $11.80         $15.26         $16.46       $15.96
===========================================================================================================
  TOTAL RETURN(3)                      (27.65)%       (21.24)%         3.71%         11.20%       18.43%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.94%          0.93%          0.92%          0.93%       0.94%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    2.54%          1.56%          5.63%          1.77%       1.94%(4)
-----------------------------------
Portfolio Turnover Rate                    26%            10%            32%            50%         98%(5)
-----------------------------------
Net Assets, End of Period
(in thousands)                          $1,100         $2,956         $4,540         $5,388           $76
-----------------------------------------------------------------------------------------------------------

(1)  June 25, 1998 (commencement of sale) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 1998.

See Notes to Financial Statements.

-----
   16

Report of Independent Accountants

To the Directors of the American Century Quantitative Equity Funds and
Shareholders of the American Century Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Utilities Fund
(one of the six funds comprising the American Century Quantitative Equity Funds, hereafter referred to as the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the five years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.
These financial statements and financial highlights (hereafter referred to as
"financial statements") are the responsibility  of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 14, 2003

                                                                          -----
                                                                          17

Management

The individuals listed below serve as directors or officers of the fund. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
ALBERT EISENSTAT (72)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (56)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel, Marron, Reid & Sheehy  (a San Francisco law firm, 1984 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
KATHRYN A. HALL (45)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Investment
Officer, Offit Hall Capital Management, LLC (April 2002 to present); President and Managing Director, Laurel Management Company, L.L.C. (1996 to April 2002)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Princeton University Investment
Company (1997 to present); Director, Stanford Management Company (2001 to present); Director, UCSF Foundation (2000 to present); Director, San Francisco
Day School (1999 to present)
--------------------------------------------------------------------------------
MYRON S. SCHOLES (61)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management  (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

-----
   18

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (74)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 31

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JOHN B. SHOVEN (55)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): Less than 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR:  Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (57)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 18

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software, 1994 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

INTERESTED DIRECTOR
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989  to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

                                                                    (continued)

                                                                          -----
                                                                          19

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Directors."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-2021.

-----
   20

Share Class Information

Two classes of shares are authorized for sale by the fund: Investor Class and
Advisor Class.

INVESTOR CLASS shares are available  for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%  Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences.

                                                                          -----
                                                                          21

Retirement Account Information

As required by law, any distributions you receive from an IRA or certain 403(b)
and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding  apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

-----
   22

Background Information

INVESTMENT TEAM LEADERS
-----------------------------
PORTFOLIO MANAGERS
-----------------------------
    Joe Sterling
-----------------------------
    Bill Martin
-----------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

American Century offers six "specialty" equity funds* that concentrate their holdings in specific industries or sectors of the stock market. These funds typically respond differently than general equity funds to changing market or economic conditions. The funds are managed to broadly represent their respective industries.

AMERICAN CENTURY UTILITIES seeks current income and long-term growth of capital and income. The fund invests in the stocks of companies engaged in the utilities industry, including telecommunications services, electricity, and natural gas.

COMPARATIVE INDICES

The following indices are used in the report for fund performance comparisons.
They are not investment products available for purchase.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded large-capitalization companies that are considered to be leading firms in leading industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

The FUND BENCHMARK consists of approximately 120 utilities stocks that meet the fund's investment criteria. The benchmark's composition by industry is approximately 50% electric and natural gas, 40% telephone and communication services, and 10% other utilities-related companies.

The following indices are used in the report to illustrate market performance.
They are not investment products available for purchase.

The LIPPER UTILITY FUND INDEX tracks the performance of the 30 largest funds in
Lipper Inc.'s utilities fund category. Each fund in the category is at least 65%
invested in utilities stocks.

The NASDAQ COMPOSITE INDEX is a broad-based stock market index that includes over 4,000 common stocks listed on the Nasdaq Stock Market. It  is used as a barometer of the performance of smaller companies and technology firms.

The NEW YORK STOCK EXCHANGE (NYSE) UTILITY INDEX is a capitalization-weighted index composed of all 227 utility stocks traded on the Exchange.

The S&P 500 ELECTRIC UTILITIES INDEX consists of 24 electric power companies in the S&P 500.

The S&P 500 GAS UTILITIES INDEX consists of six natural gas distributors and pipeline companies in the S&P 500.

The S&P 500 INTEGRATED TELECOM SERVICES INDEX consists of nine companies in the
S&P 500 that provide primarily traditional long-distance and regional wireline phone service.

The S&P 500 WIRELESS TELECOM SERVICES INDEX consists of three primarily wireless service companies  in the S&P 500.

* Investing in these funds involves special risks resulting from their concentrated investment objectives. They are not intended to serve as a complete investment program by themselves.

                                                                          -----
                                                                          23

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

DIVIDEND YIELD--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to
Financial Statements.)

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than
$9.2 billion. This is Lipper's market-capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

-----
   24

Glossary

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than
$2.1 billion. This is Lipper's market-capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 and Russell 2000 are representative of small-cap stock performance.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

YIELD (30-DAY SEC)--net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's dividend income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad classifications:

MONEY MARKET FUNDS--designed to provide preservation of capital with low risk.
Invest in high-quality, short-term debt securities issued by governments, banks, and corporations.

BOND FUNDS--designed to provide income with relative stability. Invest in bonds and other debt securities issued by governments and their agencies (federal, foreign, and state), corporations, and financial institutions.

BALANCED FUNDS--designed to provide both growth and income by investing in a mix of securities held by stock funds, bond funds, and money market funds.

STOCK FUNDS--designed to provide opportunities for long-term capital appreciation through investments in equity securities of domestic and international companies.

                                                                    (continued)

                                                                          -----
                                                                          25

Glossary

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential  with either low or minimal price- fluctuation risk.

MODERATE--these funds generally  provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains  or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

-----
   26

[inside back cover]

-------------------------------------------------------------------------------
                            AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------
                                  STOCK FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   VALUE
-------------------------------------------------------------------------------
   Value(+)
   Equity Income
   Large Company Value(+)
   Capital Value
   Income & Growth

   BLEND
-------------------------------------------------------------------------------
   Equity Growth
   Equity Index

   SPECIALTY
-------------------------------------------------------------------------------
   Real Estate
   Utilities

AGGRESSIVE RISK

   GROWTH
-------------------------------------------------------------------------------
   Select(+)
   Ultra(reg.sm)
   Growth
   Heritage
   Vista
   Veedot(reg.sm)
   New Opportunities
   New Opportunities II(+)
   Giftrust(reg.sm)

   VALUE
-------------------------------------------------------------------------------
   Small Cap Value**

   BLEND
-------------------------------------------------------------------------------
   Small Company

   INTERNATIONAL
-------------------------------------------------------------------------------
   International Growth(+)
   Global Growth
   Emerging Markets
   International Discovery**
   International Opportunities

   SPECIALTY
-------------------------------------------------------------------------------
   Technology
   Life Sciences
   Global Natural Resources**
   Global Gold
-------------------------------------------------------------------------------
                           ASSET ALLOCATION/BALANCED FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   Balanced
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
-------------------------------------------------------------------------------
                                      BOND FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Short-Term Government
   Ginnie Mae
   Target 2005*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Limited-Term Tax-Free

MODERATE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Government Bond
   Diversified Bond(+)
   Inflation-Adjusted Bond
   Target 2010*
   Target 2015*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Long-Term Tax-Free
   CA Intermediate-Term Tax-Free
   Tax-Free Bond
   AZ Municipal Bond
   FL Municipal Bond

AGGRESSIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   High-Yield(+)
   International Bond
   Target 2020*
   Target 2025*
   Target 2030*

   TAX-FREE
-------------------------------------------------------------------------------
   CA High-Yield Municipal(+)
   High-Yield Municipal(+)
-------------------------------------------------------------------------------
                                 MONEY MARKET FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Capital Preservation
   Government Agency Money Market
   Prime Money Market
   Premium Money Market

   TAX-FREE
-------------------------------------------------------------------------------
   FL Municipal Money Market
   CA Tax-Free Money Market
   Tax-Free Money Market
-------------------------------------------------------------------------------

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs. For a definition of fund classifications, see the Glossary.

*   While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
    December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**  These funds are closed to new investors.

(+) As of January 30, 2003, this fund is closed to new direct investors.
    Investors who established accounts prior to the closing date may continue to invest in their accounts. New investors may purchase shares in this fund only through a financial intermediary.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

0302                                  American Century Investment Services, Inc.
SH-ANN-33320N                      (c)2003 American Century Services Corporation

[front cover]

December 31, 2002

American Century
Annual Report

[photo]

Equity Growth
Income & Growth
Small Cap Quantitative

                                  [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS
CLASSIFIED BY CATEGORY AND RISK.

Our Message to You

[photo]
James E. Stowers III with James E. Stowers, Jr.

The 2002 annual reports for the Equity Growth, Income & Growth, and Small Cap
Quantitative portfolios reflect the struggles of the U.S. stock market. Weighed down by a weaker-than-expected economic recovery, war worries, corporate malfeasance, and investor caution, stocks generally declined for the third straight year.

However, there were rays of light amid the storm clouds that gathered in 2002.
The economy grew (though not as vibrantly as hoped), corporate profits improved, and the three American Century portfolios discussed in the following reports outperformed the broad U.S. stock market, as represented by the S&P 500 Index.
The quantitative equity investment team explains market and portfolio returns beginning on page 1.

Among its many challenges, 2002 gave us a chance to realign the senior leadership team of ACIM, American Century's investment management subsidiary.
Mark Mallon (previously chief investment officer of ACIM's value/ quantitative equity group) became the new ACIM CIO, replacing Randy Merk, who left American
Century in August. Three of ACIM's top managers--Jim Stowers III, Phil Davidson, and John Schniedwind--became the CIOs of growth, value, and quantitative equity, respectively; and Bill Lyons became the new ACIM president, in addition to his other duties (president and CEO of American Century Companies).

Bill's new responsibilities reinforce our commitment to investment management as the core of our business. "This move aligns overall company operations more closely with ACIM," says Bill. "Mark's focus is on investment performance and ensuring that the right people are in place with the right tools to do their jobs. I will make sure that ACIM works in an integrated fashion with the other parts of our business."

In these changing times, we appreciate your continued confidence in our management team and in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Market Perspective ........................................................    1

EQUITY GROWTH

INCOME & GROWTH

SMALL CAP QUANTITATIVE

FINANCIAL STATEMENTS

OTHER INFORMATION

Background Information

Market Perspective from John Schniedwind

[photo]
John Schniedwind, chief investment officer, quantitative equity

U.S. ECONOMY

The U.S. economy grew in fits and starts throughout 2002, driven by steady consumer spending. Enticed by low interest rates, consumers set new records for buying homes and cars. Those lower rates were made possible by the Federal
Reserve, which cut its interest rate target to 1.25%, the lowest level in more than 40 years. Lower rates helped consumers in many ways--home values rose, mortgage costs fell with the record refinancing boom, and home-equity loans generated spending cash. That helped consumers manage record debt loads, save money, and spend all at the same time.

Meanwhile, corporate profits began to recover from depressed levels after two years of cost cutting. Restoring profitability was an important step for the economic recovery, but it came at a cost--unemployment rose to 6.0% at the end of 2002, while weak business spending threatened to derail the recovery. The economy needs businesses to invest in new ventures and to create jobs, but geopolitical tension, uncertain prospects for consumer demand, and over-investment in the late '90s seem to be restraining spending decisions.

U.S. STOCKS

Despite the stronger economy and improving corporate profits, stocks fell for the third straight year. Investors hoped for strong growth going into 2002, but instead they experienced a series of corporate governance scandals, tepid demand, and geopolitical tension. Stocks fell to five-year lows in early
October, but bounced when investors looked forward to a better year in 2003.

Large-company stocks fell most, followed by small- and medium-sized companies.
Throughout the market, lower-priced value stocks held up slightly better than growth-oriented shares. Nevertheless, every sector of the S&P 500 declined in
2002. Technology and telecommunications stocks fell most, as those sectors continued to suffer from weak business spending and intense competition. Even consumer-based stocks performed poorly despite relatively steady consumer spending. There were a few bright spots--gold producers, thrifts, homebuilders, home products makers, and title insurers advanced despite the market's downturn.

STOCK MARKET RETURNS
For the year ended December 31, 2002
-------------------------------------
S&P 500 INDEX                -22.10%
       Value                 -20.85%
       Growth                -23.59%
-------------------------------------
S&P MIDCAP 400 INDEX         -14.51%
       Value                 -10.10%
       Growth                -19.17%
-------------------------------------
S&P SMALLCAP 600 INDEX       -14.63%
       Value                 -14.47%
       Growth                -15.36%
-------------------------------------
NASDAQ COMPOSITE             -31.26%
-------------------------------------
Source: Bloomberg Financial Markets

The S&P indices represent the performance of large-, medium-, and small-capitalization stocks. The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 55.

                                                                          -----
                                                                          1

Equity Growth - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                   EQUITY GROWTH   S&P 500 INDEX
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 5/9/91)
--------------------------------------------------------------------------------
   6 months(1)                                       -10.16%         -10.30%
--------------------------------------------------------------------------------
   1 Year                                            -20.32%         -22.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                           -14.21%         -14.55%
--------------------------------------------------------------------------------
   5 Years                                            -1.26%          -0.59%
--------------------------------------------------------------------------------
   10 Years                                            9.29%           9.34%
--------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 10/1/97)
--------------------------------------------------------------------------------
   6 months(1)                                       -10.34%         -10.30%
--------------------------------------------------------------------------------
   1 Year                                            -20.60%         -22.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                           -14.46%         -14.55%
--------------------------------------------------------------------------------
   5 Years                                            -1.52%          -0.59%
--------------------------------------------------------------------------------
   Life of Class                                      -1.55%          -0.19%
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 1/2/98)
--------------------------------------------------------------------------------
   6 months(1)                                       -10.00%         -10.30%
--------------------------------------------------------------------------------
   1 Year                                            -20.14%         -22.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                           -14.03%         -14.55%
--------------------------------------------------------------------------------
   Life of Class                                      -1.07%          -0.59%(2)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   EQUITY GROWTH   EQUITY GROWTH
                                    (NO CDSC*)      (WITH CDSC)    S&P 500 INDEX
--------------------------------------------------------------------------------
C CLASS (INCEPTION 7/18/01)
--------------------------------------------------------------------------------
   6 months(1)                       -10.73%         -11.63%         -10.30%
--------------------------------------------------------------------------------
   1 Year                            -21.23%         -22.02%         -22.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Class                     -18.15%         -18.25%         -18.17%(3)
--------------------------------------------------------------------------------
*CDSC stands for "contingent deferred sales charge." Equity Growth's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied. Returns "with
 CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  Since 12/31/97, the date nearest the class's inception for which data are available.

(3)  Since 7/12/01, the date nearest the class's inception for which data are available.

See pages 53-58 for information about share classes, returns, and the comparative index.

                                                                    (continued)

-----
    2

Equity Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
------------------------------------------------------------------------------------------------------------------------
                      1993      1994      1995      1996      1997      1998      1999       2000       2001      2002
------------------------------------------------------------------------------------------------------------------------
Equity Growth        11.42%    -0.23%    34.56%    27.34%    36.06%    25.45%    18.47%    -10.95%    -11.01%    -20.32%
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index        10.03%     1.36%    37.44%    22.93%    33.36%    28.68%    21.04%     -9.10%    -11.87%    -22.10%
------------------------------------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for Equity
Growth. Returns for the S&P 500 Index are provided for comparison. Equity
Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                          -----
                                                                          3

Equity Growth - Portfolio Commentary

By Bill Martin and Thomas Vaiana, portfolio managers

PERFORMANCE OVERVIEW

Equity Growth posted a negative return in 2002, mirroring the declines of the broader stock market. However, the portfolio outperformed the S&P 500  for the second consecutive year. We held larger positions than the benchmark (overweight positions) in some solid performers, while holding smaller amounts (underweight positions) of several poor performers.

HEALTH CARE SELECTION HELPED

The strengths of our disciplined stock-selection process were most evident in the health care sector. Early in the year, the big pharmaceutical companies were under pressure because of patent expirations and generic competition. We had already reduced our holdings of the larger drug stocks and bought smaller generic drugmakers like Mylan Laboratories and Watson Pharmaceuticals, which performed well.

By mid-year, we added more Merck shares after earnings uncertainty punished the stock. It rebounded sharply late in the year when the company reaffirmed a promising 2003 outlook.

Stock selection among medical providers also proved favorable. The portfolio was overweight Oxford Health Plans and Wellpoint Health Networks, which benefited from rising premiums, and underweight HealthSouth, which was hurt by Medicare payment cuts. We also entirely avoided Tenet Healthcare, a casualty of fraud allegations.

RIDING THE CONSUMER AND HOUSING BOOM

We overweighted several companies that benefited from the few vibrant segments of the economy--consumer spending, home buying, and mortgage refinancing. For example, homebuilders such as Lennar, Centex, and NVR rose with record home sales throughout the year.

Equity Growth's financial stocks also reflected this theme. Title insurance companies like Fidelity National Financial and First American Financial gained from both the strong housing market and the big refinancing wave. In the portfolio's bank holdings, we overweighted regional banks, such as First
Tennessee National and UnionBanCal, that focus on consumer lending, and we underweighted many of the big investment banks--Morgan Stanley and Merrill
Lynch--that concentrate on corporate financing and the securities markets.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                         $1.2 billion
-------------------------------------------------------------------------------
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
Number of Holdings                           171                   180
-------------------------------------------------------------------------------
Dividend Yield                              1.68%                 1.31%
-------------------------------------------------------------------------------
P/E Ratio                                    21.2                  26.9
-------------------------------------------------------------------------------
Portfolio Turnover                           100%                   79%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                        0.69%                 0.68%
-------------------------------------------------------------------------------

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                           % OF PORTFOLIO INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Microsoft Corporation                       3.3%                  3.5%
-------------------------------------------------------------------------------
Merck & Co., Inc.                           2.9%                  1.4%
-------------------------------------------------------------------------------
Pfizer, Inc.                                2.7%                  3.2%
-------------------------------------------------------------------------------
Johnson & Johnson                           2.5%                  2.1%
-------------------------------------------------------------------------------
Bank of America Corp.                       2.5%                  3.7%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                           2.2%                  3.0%
-------------------------------------------------------------------------------
Verizon Communications                      2.2%                  1.5%
-------------------------------------------------------------------------------
General Electric Co.                        2.0%                  3.0%
-------------------------------------------------------------------------------
Citigroup Inc.                              1.9%                  2.8%
-------------------------------------------------------------------------------
International Business
Machines Corp.                              1.7%                  1.3%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.                       (continued)

-----
    4

Equity Growth - Portfolio Commentary

Among consumer stocks, the portfolio was underweight some of the larger retailers with fading growth prospects, including Home Depot, Wal-Mart, and Best
Buy. Instead, we favored leisure companies GTECH Holdings and Eastman Kodak, as well as smaller specialty chains Pier 1 Imports and AutoZone. We sold Pier I
Imports at a profit and eliminated our Best Buy holdings in 2002.

TAKING SOME LUMPS

Stock selection in the technology and basic materials sectors detracted from portfolio performance. In technology, the portfolio's smaller-cap holdings, such as ESS Technology and Celestica, were hit the hardest by reduced capital spending and heated competition. We sold Celestica. Among basic materials stocks, portfolio overweights Georgia-Pacific and Sealed Air were hurt by potential asbestos liabilities. We no longer hold Sealed Air.

Questionable corporate decision-making and business practices played a major role in the market's 2002 decline, as the three biggest negative contributors to portfolio performance indicate. Tyco International, a portfolio overweight at the beginning of the year, was hit by an accounting scandal and the resignation of its CEO following tax fraud charges. CIGNA was one of the portfolio's better performers in first half of 2002, but the health insurer dropped sharply in the second half of the year after a series of lawsuits. H&R Block, a tax preparer, fell amid lawsuits about kickbacks on advance tax refunds. We sold H&R Block and
Tyco after those revelations, but we held CIGNA.

OUTLOOK

The stock market continues to struggle with a host of unresolved issues--the prospects for economic recovery, the possibility of war with Iraq, and the timing of an earnings rebound. Several factors bear watching, including a proposed dividend tax cut and the consumer's propensity to keep spending.
Although we are cautious about the coming year, we will remain true to our basic investment approach.

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 INDEX (AS OF 12/31/02)
-------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
-------------------------------------------------------------------------------
Fidelity National
Financial, Inc.                             1.64%                 0.00%
-------------------------------------------------------------------------------
Merck & Co., Inc.                           3.04%                 1.57%
-------------------------------------------------------------------------------
Bank of America Corp.                       2.63%                 1.28%
-------------------------------------------------------------------------------
First Tennessee
National Corp.                              1.36%                 0.06%
-------------------------------------------------------------------------------
Federated Department
Stores, Inc.                                1.32%                 0.07%
-------------------------------------------------------------------------------

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 INDEX (AS OF 12/31/02)
-------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                       0.81%                 2.75%
-------------------------------------------------------------------------------
Coca-Cola Co.                               0.00%                 1.34%
-------------------------------------------------------------------------------
American International
Group, Inc.                                 0.77%                 1.86%
-------------------------------------------------------------------------------
PepsiCo Inc.                                0.00%                 0.90%
-------------------------------------------------------------------------------
Eli Lilly & Co.                             0.00%                 0.88%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                          -----
                                                                          5

Equity Growth - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                           Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.3%

AIRLINES -- 0.2%
--------------------------------------------------------------------------------
                     151,800   Southwest Airlines Co.                $    2,110
--------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.8%
--------------------------------------------------------------------------------
                     269,700   VF Corp.                                   9,723
--------------------------------------------------------------------------------
BANKS -- 9.1%
--------------------------------------------------------------------------------
                     446,300   Bank of America Corp.                     31,050
--------------------------------------------------------------------------------
                     692,729   Citigroup Inc.                            24,378
--------------------------------------------------------------------------------
                     447,800   First Tennessee National Corp.            16,094
--------------------------------------------------------------------------------
                     438,700   U.S. Bancorp                               9,309
--------------------------------------------------------------------------------
                     218,800   UnionBanCal Corporation                    8,592
--------------------------------------------------------------------------------
                     543,300   Wachovia Corp.                            19,798
--------------------------------------------------------------------------------
                     119,400   Wells Fargo & Co.                          5,596
--------------------------------------------------------------------------------
                                                                        114,817
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
--------------------------------------------------------------------------------
                     272,300   Amgen Inc.(1)                             13,168
--------------------------------------------------------------------------------
                     167,500   Applera Corporation-Applied
                               Biosystems Group                           2,938
--------------------------------------------------------------------------------
                      66,400   Chiron Corp.(1)                            2,498
--------------------------------------------------------------------------------
                                                                         18,604
--------------------------------------------------------------------------------
CHEMICALS -- 2.4%
--------------------------------------------------------------------------------
                      76,200   3M Co.                                     9,395
--------------------------------------------------------------------------------
                      70,100   Dow Chemical Co.                           2,082
--------------------------------------------------------------------------------
                     146,000   du Pont (E.I.) de Nemours & Co.            6,190
--------------------------------------------------------------------------------
                      36,300   Pactiv Corporation(1)                        794
--------------------------------------------------------------------------------
                     424,698   Sherwin-Williams Co.                      11,998
--------------------------------------------------------------------------------
                                                                         30,459
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 4.3%
--------------------------------------------------------------------------------
                     965,200   Cisco Systems Inc.(1)                     12,638
--------------------------------------------------------------------------------
                     410,100   Dell Computer Corp.(1)                    10,980
--------------------------------------------------------------------------------
                     335,700   Hewlett-Packard Co.                        5,828
--------------------------------------------------------------------------------
                     149,500   IKON Office Solutions Inc.                 1,069
--------------------------------------------------------------------------------
                      50,300   Imation Corporation(1)                     1,765
--------------------------------------------------------------------------------
                     176,500   Ingram Micro Inc. Cl A(1)                  2,180
--------------------------------------------------------------------------------
                      33,500   Lexmark International, Inc.(1)             2,027
--------------------------------------------------------------------------------
                      51,500   Qlogic Corp.(1)                            1,777
--------------------------------------------------------------------------------
                     115,200   Storage Technology Corp.(1)                2,468
--------------------------------------------------------------------------------
                     116,450   Tech Data Corp.(1)                         3,148
--------------------------------------------------------------------------------
                     445,500   Western Digital Corp.(1)                   2,847
--------------------------------------------------------------------------------
                     893,300   Xerox Corp.(1)                             7,191
--------------------------------------------------------------------------------
                                                                         53,918
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 4.1%
--------------------------------------------------------------------------------
                     179,300   Activision, Inc.(1)                        2,612
--------------------------------------------------------------------------------
                     175,800   Compuware Corp.(1)                           843
--------------------------------------------------------------------------------
                      31,100   Electronic Arts Inc.(1)                    1,547
--------------------------------------------------------------------------------
                     803,809   Microsoft Corporation(1)                  41,573
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------

                     366,600   Oracle Corp.(1)                       $    3,963
--------------------------------------------------------------------------------
                      29,000   Take-Two Interactive Software(1)             682
--------------------------------------------------------------------------------
                                                                         51,220
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 1.9%
--------------------------------------------------------------------------------
                     180,200   Centex Corp.                               9,045
--------------------------------------------------------------------------------
                      14,800   Fluor Corp.                                  414
--------------------------------------------------------------------------------
                     154,600   KB Home                                    6,625
--------------------------------------------------------------------------------
                      36,000   Lennar Corp.                               1,858
--------------------------------------------------------------------------------
                      17,600   NVR, Inc.(1)                               5,729
--------------------------------------------------------------------------------
                                                                         23,671
--------------------------------------------------------------------------------
CONSUMER DURABLES(2)
--------------------------------------------------------------------------------
                       7,400   Carlisle Companies, Inc.                     306
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 3.9%
--------------------------------------------------------------------------------
                     400,900   Dillard's Inc.                             6,358
--------------------------------------------------------------------------------
                     539,400   Federated Department Stores,
                                Inc.(1)                                  15,513
--------------------------------------------------------------------------------
                     581,300   J.C. Penney Company, Inc.                 13,376
--------------------------------------------------------------------------------
                     325,300   Saks Incorporated(1)                       3,819
--------------------------------------------------------------------------------
                     188,100   Wal-Mart Stores, Inc.                      9,501
--------------------------------------------------------------------------------
                                                                         48,567
--------------------------------------------------------------------------------
DRUGS -- 9.1%
--------------------------------------------------------------------------------
                     221,800   Endo Pharmaceuticals Holdings
                               Inc.(1)                                    1,681
--------------------------------------------------------------------------------
                     580,800   Johnson & Johnson                         31,195
--------------------------------------------------------------------------------
                     633,600   Merck & Co., Inc.                         35,868
--------------------------------------------------------------------------------
                       3,000   Mylan Laboratories Inc.                      105
--------------------------------------------------------------------------------
                   1,109,700   Pfizer, Inc.                              33,924
--------------------------------------------------------------------------------
                     146,800   Pharmacia Corp.                            6,136
--------------------------------------------------------------------------------
                     217,600   Watson Pharmaceuticals, Inc.(1)            6,152
--------------------------------------------------------------------------------
                                                                        115,061
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.0%
--------------------------------------------------------------------------------
                     100,200   Anixter International Inc.(1)              2,330
--------------------------------------------------------------------------------
                     340,200   Motorola, Inc.                             2,943
--------------------------------------------------------------------------------
                      87,100   QUALCOMM Inc.(1)                           3,167
--------------------------------------------------------------------------------
                     665,700   Solectron Corp.(1)                         2,363
--------------------------------------------------------------------------------
                      36,400   SPX Corp.(1)                               1,363
--------------------------------------------------------------------------------
                                                                         12,166
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 1.6%
--------------------------------------------------------------------------------
                     970,700   Edison International(1)                   11,502
--------------------------------------------------------------------------------
                      75,000   Exelon Corporation                         3,958
--------------------------------------------------------------------------------
                     309,900   PG&E Corp.(1)                              4,308
--------------------------------------------------------------------------------
                                                                         19,768
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 2.9%
--------------------------------------------------------------------------------
                     805,023   Exxon Mobil Corp.                         28,127
--------------------------------------------------------------------------------
                      29,700   Kinder Morgan Energy Partners,
                                L.P.                                      1,040
--------------------------------------------------------------------------------
                     251,300   Occidental Petroleum Corp.                 7,149
--------------------------------------------------------------------------------
                                                                         36,316
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

-----
    6

Equity Growth - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                           Value
--------------------------------------------------------------------------------
ENTERTAINMENT -- 1.3%
--------------------------------------------------------------------------------
                     384,300   Viacom, Inc. Cl B(1)                  $   15,664
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.0%
--------------------------------------------------------------------------------
                     190,600   American Express Co.                       6,738
--------------------------------------------------------------------------------
                     286,500   Block (H & R), Inc.                       11,517
--------------------------------------------------------------------------------
                     125,800   Capital One Financial Corp.                3,739
--------------------------------------------------------------------------------
                     284,800   Fannie Mae                                18,321
--------------------------------------------------------------------------------
                      95,200   Freddie Mac                                5,622
--------------------------------------------------------------------------------
                   1,022,700   General Electric Co.                      24,904
--------------------------------------------------------------------------------
                     217,600   Household International, Inc.              6,051
--------------------------------------------------------------------------------
                       7,100   MBNA Corp.                                   135
--------------------------------------------------------------------------------
                                                                         77,027
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 2.6%
--------------------------------------------------------------------------------
                     318,145   Archer-Daniels-Midland Co.                 3,945
--------------------------------------------------------------------------------
                      95,900   Chiquita Brands International,
                               Inc.(1)                                    1,272
--------------------------------------------------------------------------------
                     286,100   Coca-Cola Enterprises Inc.                 6,214
--------------------------------------------------------------------------------
                     462,600   ConAgra Foods, Inc.                       11,569
--------------------------------------------------------------------------------
                      36,400   Dean Foods Co.(1)                          1,350
--------------------------------------------------------------------------------
                      78,800   Interstate Bakeries Corp.                  1,202
--------------------------------------------------------------------------------
                     434,700   Tyson Foods, Inc. Cl A                     4,877
--------------------------------------------------------------------------------
                      43,600   Unilever NV New York Shares                2,691
--------------------------------------------------------------------------------
                                                                         33,120
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.3%
--------------------------------------------------------------------------------
                     143,400   Georgia-Pacific Corp.                      2,317
--------------------------------------------------------------------------------
                     119,800   Smurfit-Stone Container Corp.(1)           1,845
--------------------------------------------------------------------------------
                                                                          4,162
--------------------------------------------------------------------------------
GROCERY STORES -- 1.0%
--------------------------------------------------------------------------------
                      65,500   Supervalu Inc.                             1,081
--------------------------------------------------------------------------------
                     773,300   Winn-Dixie Stores, Inc.                   11,816
--------------------------------------------------------------------------------
                                                                         12,897
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.2%
--------------------------------------------------------------------------------
                      35,800   United Technologies Corp.                  2,217
--------------------------------------------------------------------------------
HEAVY MACHINERY(2)
--------------------------------------------------------------------------------
                      12,500   AGCO Corp.(1)                                276
--------------------------------------------------------------------------------
HOME PRODUCTS -- 2.7%
--------------------------------------------------------------------------------
                     190,000   Dial Corp. (The)                           3,870
--------------------------------------------------------------------------------
                     200,200   Fortune Brands, Inc.                       9,311
--------------------------------------------------------------------------------
                     234,200   Procter & Gamble Co. (The)                20,128
--------------------------------------------------------------------------------
                                                                         33,309
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 1.7%
--------------------------------------------------------------------------------
                     196,800   Black & Decker Corporation                 8,441
--------------------------------------------------------------------------------
                     273,900   Energizer Holdings, Inc.(1)                7,642
--------------------------------------------------------------------------------
                     143,900   Lennox International Inc.                  1,806
--------------------------------------------------------------------------------
                      74,200   Tyco International Ltd.                    1,267
--------------------------------------------------------------------------------
                      85,000   York International Corp.                   2,173
--------------------------------------------------------------------------------
                                                                         21,329
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 4.3%
--------------------------------------------------------------------------------
                     138,300   Computer Sciences Corp.(1)            $    4,764
--------------------------------------------------------------------------------
                     191,900   Equifax Inc.                               4,441
--------------------------------------------------------------------------------
                     183,340   First Data Corporation                     6,492
--------------------------------------------------------------------------------
                     279,446   International Business Machines
                                Corp.                                    21,657
--------------------------------------------------------------------------------
                     462,600   Moore Corporation Ltd.(1)                  4,210
--------------------------------------------------------------------------------
                     574,783   Viad Corporation                          12,846
--------------------------------------------------------------------------------
                                                                         54,410
--------------------------------------------------------------------------------
INTERNET(2)
--------------------------------------------------------------------------------
                      15,900   Checkfree Corp.(1)                           254
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 1.2%
--------------------------------------------------------------------------------
                     167,500   Standard and Poor's 500
                               Depositary Receipt                        14,789
--------------------------------------------------------------------------------
LEISURE -- 1.8%
--------------------------------------------------------------------------------
                     334,900   Eastman Kodak Co.                         11,734
--------------------------------------------------------------------------------
                     384,800   GTECH Holdings Corp.(1)                   10,721
--------------------------------------------------------------------------------
                                                                         22,455
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 3.6%
--------------------------------------------------------------------------------
                      47,900   AmerUs Group Co.                           1,354
--------------------------------------------------------------------------------
                     185,850   CIGNA Corp.                                7,642
--------------------------------------------------------------------------------
                     221,600   MetLife, Inc.                              5,992
--------------------------------------------------------------------------------
                     244,500   Principal Financial Group                  7,367
--------------------------------------------------------------------------------
                     473,100   Protective Life Corp.                     13,020
--------------------------------------------------------------------------------
                     567,900   UnumProvident Corp.                        9,961
--------------------------------------------------------------------------------
                                                                         45,336
--------------------------------------------------------------------------------
MEDIA -- 1.8%
--------------------------------------------------------------------------------
                     498,829   AOL Time Warner Inc.(1)                    6,535
--------------------------------------------------------------------------------
                      49,315   Clear Channel Communications,
                                Inc.(1)                                   1,839
--------------------------------------------------------------------------------
                     258,767   Comcast Corporation(1)                     6,104
--------------------------------------------------------------------------------
                     335,600   Hearst-Argyle Television, Inc.(1)          8,091
--------------------------------------------------------------------------------
                                                                         22,569
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.1%
--------------------------------------------------------------------------------
                      33,140   Bard (C.R.), Inc.                          1,922
--------------------------------------------------------------------------------
                     227,600   Fisher Scientific International(1)         6,846
--------------------------------------------------------------------------------
                     162,200   Guidant Corporation(1)                     5,004
--------------------------------------------------------------------------------
                                                                         13,772
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 1.6%
--------------------------------------------------------------------------------
                      61,200   AmerisourceBergen Corp.                    3,324
--------------------------------------------------------------------------------
                     182,400   McKesson Corp.                             4,930
--------------------------------------------------------------------------------
                     233,916   Oxford Health Plans, Inc.(1)               8,526
--------------------------------------------------------------------------------
                     100,000   Quintiles Transnational Corp.(1)           1,210
--------------------------------------------------------------------------------
                     178,400   Service Corp. International(1)               592
--------------------------------------------------------------------------------
                      11,924   Wellpoint Health Networks Inc.(1)            849
--------------------------------------------------------------------------------
                                                                         19,431
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          7

Equity Growth - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.5%
--------------------------------------------------------------------------------
                     209,500   Alcoa Inc.                            $    4,773
--------------------------------------------------------------------------------
                      18,600   Ball Corporation                             952
--------------------------------------------------------------------------------
                                                                          5,725
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.7%
--------------------------------------------------------------------------------
                     254,200   Ford Motor Co.                             2,364
--------------------------------------------------------------------------------
                     195,500   Lear Corporation(1)                        6,506
--------------------------------------------------------------------------------
                                                                          8,870
--------------------------------------------------------------------------------
OIL REFINING -- 0.1%
--------------------------------------------------------------------------------
                      75,144   Marathon Oil Corp.                         1,600
--------------------------------------------------------------------------------
OIL SERVICES -- 1.0%
--------------------------------------------------------------------------------
                     538,400   Transocean Inc.                           12,491
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 4.1%
--------------------------------------------------------------------------------
                     156,638   American International Group, Inc.         9,062
--------------------------------------------------------------------------------
                     590,078   Fidelity National Financial, Inc.         19,372
--------------------------------------------------------------------------------
                     595,600   First American Financial Corp.
                               (The)                                     13,222
--------------------------------------------------------------------------------
                      98,600   Odyssey Re Holdings Corp.                  1,745
--------------------------------------------------------------------------------
                     246,500   Old Republic International Corp.           6,902
--------------------------------------------------------------------------------
                      13,100   Progressive Corp.                            650
--------------------------------------------------------------------------------
                                                                         50,953
--------------------------------------------------------------------------------
PUBLISHING -- 1.6%
--------------------------------------------------------------------------------
                     479,900   American Greetings Corp. Cl A(1)           7,582
--------------------------------------------------------------------------------
                     265,900   Tribune Co.                               12,088
--------------------------------------------------------------------------------
                                                                         19,670
--------------------------------------------------------------------------------
RAILROADS -- 0.2%
--------------------------------------------------------------------------------
                      10,300   Burlington Northern Santa Fe
                               Corp.                                        268
--------------------------------------------------------------------------------
                      39,400   Union Pacific Corp.                        2,359
--------------------------------------------------------------------------------
                                                                          2,627
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.1%
--------------------------------------------------------------------------------
                      19,300   Simon Property Group, Inc.                   658
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 2.2%
--------------------------------------------------------------------------------
                     127,995   Bear Stearns Companies Inc.
                               (The)                                      7,603
--------------------------------------------------------------------------------
                     404,500   John Hancock Financial
                               Services, Inc.                            11,286
--------------------------------------------------------------------------------
                     235,578   Merrill Lynch & Co., Inc.                  8,940
--------------------------------------------------------------------------------
                                                                         27,829
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 3.3%
--------------------------------------------------------------------------------
                      78,900   Applied Materials, Inc.(1)                 1,028
--------------------------------------------------------------------------------
                     144,900   Arrow Electronics, Inc.(1)                 1,853
--------------------------------------------------------------------------------
                     557,300   Avnet Inc.(1)                              6,035
--------------------------------------------------------------------------------
                     148,600   ESS Technology, Inc.(1)                      938
--------------------------------------------------------------------------------
                   1,355,700   Intel Corporation                         21,114
--------------------------------------------------------------------------------
                      40,400   Intersil Corporation Cl A(1)                 565
--------------------------------------------------------------------------------
                     317,000   LSI Logic Corp.(1)                         1,829
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------

                      84,100   SanDisk Corp.(1)                      $    1,708
--------------------------------------------------------------------------------
                     300,700   Texas Instruments Inc.                     4,514
--------------------------------------------------------------------------------
                     169,100   Vishay Intertechnology, Inc.(1)            1,891
--------------------------------------------------------------------------------
                                                                         41,475
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.6%
--------------------------------------------------------------------------------
                      80,715   Autozone Inc.(1)                           5,703
--------------------------------------------------------------------------------
                      97,600   Claire's Stores Inc.                       2,154
--------------------------------------------------------------------------------
                     121,700   Home Depot, Inc.                           2,916
--------------------------------------------------------------------------------
                     117,700   Office Depot, Inc.(1)                      1,737
--------------------------------------------------------------------------------
                     148,600   Rent-A-Center Inc.(1)                      7,437
--------------------------------------------------------------------------------
                                                                         19,947
--------------------------------------------------------------------------------
TELEPHONE -- 4.3%
--------------------------------------------------------------------------------
                     159,980   AT&T Corp.                                 4,177
--------------------------------------------------------------------------------
                     266,718   BellSouth Corp.                            6,900
--------------------------------------------------------------------------------
                      80,500   CenturyTel Inc.                            2,365
--------------------------------------------------------------------------------
                     155,700   SBC Communications Inc.                    4,221
--------------------------------------------------------------------------------
                     547,063   Sprint Corporation                         7,921
--------------------------------------------------------------------------------
                     722,400   Verizon Communications                    27,994
--------------------------------------------------------------------------------
                                                                         53,578
--------------------------------------------------------------------------------
THRIFTS -- 0.2%
--------------------------------------------------------------------------------
                      57,400   New York Community Bancorp
                               Inc.                                       1,658
--------------------------------------------------------------------------------
                      16,600   Washington Mutual, Inc.                      573
--------------------------------------------------------------------------------
                                                                          2,231
--------------------------------------------------------------------------------
TOBACCO -- 0.5%
--------------------------------------------------------------------------------
                     143,900   Philip Morris Companies Inc.               5,832
--------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
--------------------------------------------------------------------------------
                      20,435   FedEx Corp.                                1,108
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.8%
--------------------------------------------------------------------------------
                     185,000   ALLTEL Corp.                               9,435
--------------------------------------------------------------------------------
                      35,100   Nextel Communications, Inc.(1)               400
--------------------------------------------------------------------------------
                                                                          9,835
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $1,222,246)                                                     1,194,152
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) -- 4.7%

MONEY MARKET MUTUAL FUNDS -- 2.6%
--------------------------------------------------------------------------------
                  12,318,828   AIM Short-Term Investment
                               Company - Liquid Fund                     12,319
--------------------------------------------------------------------------------
                  10,000,000   Evergreen Institutional Money
                               Market Fund                               10,000
--------------------------------------------------------------------------------
                   8,280,672   Federated Prime Value Fund                 8,281
--------------------------------------------------------------------------------
                   2,000,000   Merrill Lynch Premier
                               Institutional Fund                         2,000
--------------------------------------------------------------------------------
                                                                         32,600
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

-----
    8

Equity Growth - Schedule of Investments

DECEMBER 31, 2002

Principal Amount              ($ In Thousands)                            Value
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES -- 2.1%
--------------------------------------------------------------------------------
                     $24,999   Bayerische Landesbank, N.Y.
                               Certificate of Deposit, Floater,
                               1.37%, 1/2/03, resets daily
                               off  the Fed Funds rate plus 0.14%
                               with no caps                          $   24,998
--------------------------------------------------------------------------------
                         998   Sparcs Trust, Series 2002-6,
                               Floater, 2.27%, 2/24/03, resets
                               quarterly off the 3-month
                               LIBOR  plus 0.85% with no caps
                               (Acquired 12/20/02, Cost $998)(4)            998
--------------------------------------------------------------------------------
                                                                         25,996
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $58,596)                                                           58,596
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $1,280,842)                                                    $1,252,748
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

(4)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
     The aggregate value of restricted securities at December 31, 2002, was $998
     (in thousands), which represented 0.1% of net assets.

See Notes to Financial Statements.

                                                                          -----
                                                                          9

Income & Growth - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                 INCOME & GROWTH   S&P 500 INDEX
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 12/17/90)
--------------------------------------------------------------------------------
   6 months(1)                                      -10.14%          -10.30%
--------------------------------------------------------------------------------
   1 Year                                           -19.37%          -22.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                          -12.89%          -14.55%
--------------------------------------------------------------------------------
   5 Years                                           -0.09%           -0.59%
--------------------------------------------------------------------------------
   10 Years                                           9.67%            9.34%
--------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 12/15/97)
--------------------------------------------------------------------------------
   6 months(1)                                      -10.30%          -10.30%
--------------------------------------------------------------------------------
   1 Year                                           -19.60%          -22.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                          -13.14%          -14.55%
--------------------------------------------------------------------------------
   5 Years                                           -0.36%           -0.59%
--------------------------------------------------------------------------------
   Life of Class                                     -0.10%           -0.25%(2)
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 1/28/98)
--------------------------------------------------------------------------------
   6 months(1)                                       -9.99%          -10.30%
--------------------------------------------------------------------------------
   1 Year                                           -19.18%          -22.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                          -12.69%          -14.55%
--------------------------------------------------------------------------------
   Life of Class                                      0.13%           -0.92%(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INCOME & GROWTH   INCOME & GROWTH
                                 (NO CDSC*)        (WITH CDSC)     S&P 500 INDEX
--------------------------------------------------------------------------------
C CLASS (INCEPTION 6/28/01)
--------------------------------------------------------------------------------
   6 months(1)                    -10.70%           -11.59%          -10.30%
--------------------------------------------------------------------------------
   1 Year                         -20.29%           -21.08%          -22.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Class                  -16.77%           -16.79%          -18.52%
--------------------------------------------------------------------------------
*CDSC stands for "contingent deferred sales charge." Income & Growth's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied. Returns "with
 CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  Since 12/11/97, the date nearest the class's inception for which data are available.

(3)  Since 1/29/98, the date nearest the class's inception for which data are available.

See pages 53-58 for information about share classes, returns, and the comparative index.

                                                                    (continued)

-----
   10

Income & Growth - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made December 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
------------------------------------------------------------------------------------------------------------------------
                       1993      1994      1995      1996      1997      1998      1999       2000      2001      2002
------------------------------------------------------------------------------------------------------------------------
Income & Growth       11.31%    -0.55%    36.88%    24.15%    34.52%    27.67%    17.96%    -10.54%    -8.37%    -19.37%
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index         10.03%     1.36%    37.44%    22.93%    33.36%    28.68%    21.04%     -9.10%   -11.87%    -22.10%
------------------------------------------------------------------------------------------------------------------------

The charts on the performance pages give historical return data for Income &
Growth. Returns for the S&P 500 Index are provided for comparison. Income &
Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                          -----
                                                                          11

Income & Growth - Portfolio Commentary

By John Schniedwind, Kurt Borgwardt, Zili Zhang, and Vivienne Hsu, portfolio managers

PORTFOLIO PERFORMANCE

Income & Growth and its benchmark (the S&P 500) declined, reacting to global economic weakness, weak corporate profits, and geopolitical tension. Overall, solid stock selection helped the portfolio hold its value better than the benchmark. That's because we held larger positions than the benchmark
(overweight positions) in some solid performers, while holding smaller amounts
(underweight positions) of several poor performers.

Income & Growth maintained its structured, disciplined investment approach for both stock selection and portfolio construction, while incorporating growth, momentum, and value measures to seek consistent long-term performance.

SOLID SELECTION AMONG  FINANCIAL STOCKS

Financial stocks fell, pulled lower by weakness in stocks and exposure to bad loans. But there were several good stories to tell for Income & Growth's financial stock portfolio.

First, Income & Growth held overweights in several mid-cap title insurers like
Fidelity National Financial, Old Republic International, and First American
Financial--all of those stocks gained in 2002. Second, stock selection was strong in banks, both regional (First Tennessee National, UnionBanCal, and
AmSouth Bancorporation) and national (Bank of America). Bank of America--Income
& Growth's biggest holding and the portfolio's biggest overweight--added the most value to the portfolio. Holding an overweight in CIGNA was a setback, but overall, the portfolio's financial stocks held their value relatively well.

CONSUMER STOCKS STUMBLE

Consumer-based stocks also fell, as worries about the consumer's financial health crept back into the markets. Income & Growth's stocks in those sectors held their value better than the benchmark's. One of the portfolio's top performers was Eastman Kodak, whose relatively cheap shares advanced despite the market's downturn. Homebuilding stocks Lennar, KB Home, and Ryland were also good picks, as the housing market remained strong with the help of low interest rates. Underweighting Home Depot also helped, as its shares tumbled to new lows.

With all the economic uncertainty, investors gravitated toward several of the biggest consumer-based stocks--Coca-Cola, Phillip Morris, Anheuser Busch, and
Wal-Mart--for their relatively steady income and predictable earnings. We were underweight in all of those stocks because their valuations seemed too high.
Those stocks held  up better than the overall market, so Income & Growth lost a little bit of relative performance.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                         $4.0 billion
-------------------------------------------------------------------------------
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
Number of Holdings                           239                   250
-------------------------------------------------------------------------------
Dividend Yield                              2.52%                 1.79%
-------------------------------------------------------------------------------
P/E Ratio                                   20.7                  25.0
-------------------------------------------------------------------------------
Portfolio Turnover                           67%                   61%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                       0.69%                 0.68%
-------------------------------------------------------------------------------

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                           % OF PORTFOLIO INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Bank of America Corp.                       3.8%                  3.4%
-------------------------------------------------------------------------------
Citigroup Inc.                              2.7%                  2.9%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                           2.7%                  2.6%
-------------------------------------------------------------------------------
Microsoft Corporation                       2.7%                  2.7%
-------------------------------------------------------------------------------
Verizon Communications                      2.5%                  2.1%
-------------------------------------------------------------------------------
Procter & Gamble Co.                        2.4%                  2.0%
-------------------------------------------------------------------------------
Merck & Co., Inc.                           2.3%                  2.3%
-------------------------------------------------------------------------------
General Electric Co.                        2.3%                  2.6%
-------------------------------------------------------------------------------
Pfizer, Inc.                                2.1%                  2.2%
-------------------------------------------------------------------------------
Eastman Kodak Co.                           2.1%                  1.6%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.                       (continued)

-----
   12

Income & Growth - Portfolio Commentary

TECH STOCKS TUMBLE

Technology stocks lost about a third of their value in 2002, as high valuations and slow business spending weighed on the sector. Our tech stocks fell in line with the market. We minimized the downside in electrical equipment stocks by underweighting Lucent, Nortel, and JDS Uniphase. But some of our small overweights in mid-cap stocks--semiconductor makers ESS Technology, Arrow
Electronics, and Avnet--didn't work out.

TOUGH TIME IN UTILITIES

Utility stocks fell sharply in 2002, riddled by accounting scandals and ongoing investigations into energy trading practices. Income & Growth dodged several bullets in the utilities sector, including Dynegy, AES, and Calpine, which all declined sharply. But overweights in Aquila and Centerpoint were two of our worst picks. Those utilities were extremely cheap with high dividend yields, but debt problems and plummeting revenues led to poor performances.

OUTLOOK

Record low interest rates and the federal government's stimulus plans should continue to help the economy. And corporate profits finally rebounded in 2002, giving the economic recovery a base to build upon. But there's still a  lot of uncertainty out there, including worries about consumer demand and geopolitical frictions. Whatever the economy delivers, there will be opportunities for stock pickers to add value. We'll continue to search for individual stocks with solid fundamentals and unrecognized growth potential.

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 INDEX (AS OF 12/31/02)
-------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
-------------------------------------------------------------------------------
Bank of America Corp.                       3.99%                 1.28%
-------------------------------------------------------------------------------
Eastman Kodak Co.                           2.17%                 0.13%
-------------------------------------------------------------------------------
Verizon Communications                      2.63%                 1.31%
-------------------------------------------------------------------------------
Fidelity National
Financial, Inc.                             1.27%                 0.00%
-------------------------------------------------------------------------------
Marathon Oil Corp.                          1.20%                 0.08%
-------------------------------------------------------------------------------

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 INDEX (AS OF 12/31/02)
-------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                       0.85%                 2.75%
-------------------------------------------------------------------------------
American International
Group, Inc.                                 0.46%                 1.86%
-------------------------------------------------------------------------------
Coca-Cola Co.                               0.00%                 1.34%
-------------------------------------------------------------------------------
Eli Lilly & Co.                             0.00%                 0.88%
-------------------------------------------------------------------------------
Medtronic Inc.                              0.00%                 0.69%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                          -----
                                                                          13

Income & Growth - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                           Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 95.0%

AIRLINES -- 0.2%
--------------------------------------------------------------------------------
                     125,200   Delta Air Lines Inc.                  $    1,515
--------------------------------------------------------------------------------
                     420,200   Southwest Airlines Co.                     5,841
--------------------------------------------------------------------------------
                                                                          7,356
--------------------------------------------------------------------------------
ALCOHOL -- 0.2%
--------------------------------------------------------------------------------
                     153,300   Adolph Coors Company Cl B                  9,390
--------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.3%
--------------------------------------------------------------------------------
                     306,300   VF Corp.                                  11,042
--------------------------------------------------------------------------------
BANKS -- 10.9%
--------------------------------------------------------------------------------
                     978,500   Amsouth Bancorporation                    18,787
--------------------------------------------------------------------------------
                   2,317,800   Bank of America Corp.                    161,248
--------------------------------------------------------------------------------
                     117,100   Bank One Corp.                             4,280
--------------------------------------------------------------------------------
                   3,296,866   Citigroup Inc.                           116,016
--------------------------------------------------------------------------------
                     622,600   First Tennessee National Corp.            22,376
--------------------------------------------------------------------------------
                     216,100   Hibernia Corp. Cl A                        4,158
--------------------------------------------------------------------------------
                     153,100   National City Corp.                        4,183
--------------------------------------------------------------------------------
                     109,100   PNC Financial Services Group               4,571
--------------------------------------------------------------------------------
                   1,649,000   U.S. Bancorp                              34,992
--------------------------------------------------------------------------------
                     191,400   Union Planters Corp.                       5,386
--------------------------------------------------------------------------------
                     536,900   UnionBanCal Corporation                   21,084
--------------------------------------------------------------------------------
                     944,500   Wachovia Corp.                            34,418
--------------------------------------------------------------------------------
                     659,900   Wells Fargo & Co.                         30,930
--------------------------------------------------------------------------------
                                                                        462,429
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.0%
--------------------------------------------------------------------------------
                     636,180   Amgen Inc.(1)                             30,765
--------------------------------------------------------------------------------
                     548,100   Applera Corporation-Applied
                               Biosystems Group                           9,614
--------------------------------------------------------------------------------
                      60,000   Chiron Corp.(1)                            2,257
--------------------------------------------------------------------------------
                      25,900   SICOR Inc.(1)                                411
--------------------------------------------------------------------------------
                                                                         43,047
--------------------------------------------------------------------------------
CHEMICALS -- 1.9%
--------------------------------------------------------------------------------
                     118,200   Bemis Co., Inc.                            5,866
--------------------------------------------------------------------------------
                     125,000   Eastman Chemical Company                   4,596
--------------------------------------------------------------------------------
                   1,481,700   Goodyear Tire & Rubber Co.
                               (The)                                     10,090
--------------------------------------------------------------------------------
                     736,200   Lubrizol Corp.                            22,454
--------------------------------------------------------------------------------
                     188,744   Owens-Illinois, Inc.(1)                    2,752
--------------------------------------------------------------------------------
                     110,800   RPM International, Inc.                    1,693
--------------------------------------------------------------------------------
                   1,135,500   Sherwin-Williams Co.                      32,079
--------------------------------------------------------------------------------
                                                                         79,530
--------------------------------------------------------------------------------
CLOTHING STORES -- 0.1%
--------------------------------------------------------------------------------
                     360,500   Limited Brands                             5,022
--------------------------------------------------------------------------------
                      24,000   Payless ShoeSource, Inc.(1)                1,235
--------------------------------------------------------------------------------
                                                                          6,257
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                           Value
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.4%
--------------------------------------------------------------------------------
                   2,439,100   Cisco Systems Inc.(1)                 $   31,940
--------------------------------------------------------------------------------
                     875,500   Dell Computer Corp.(1)                    23,442
--------------------------------------------------------------------------------
                   2,536,804   Hewlett-Packard Co.                       44,038
--------------------------------------------------------------------------------
                   1,301,500   IKON Office Solutions Inc.                 9,306
--------------------------------------------------------------------------------
                     131,800   Imation Corporation(1)                     4,624
--------------------------------------------------------------------------------
                     376,500   Ingram Micro Inc. Cl A(1)                  4,650
--------------------------------------------------------------------------------
                      88,800   Qlogic Corp.(1)                            3,064
--------------------------------------------------------------------------------
                     219,700   Storage Technology Corp.(1)                4,706
--------------------------------------------------------------------------------
                     183,700   Tech Data Corp.(1)                         4,966
--------------------------------------------------------------------------------
                     511,400   Western Digital Corp.(1)                   3,268
--------------------------------------------------------------------------------
                   1,379,400   Xerox Corp.(1)                            11,104
--------------------------------------------------------------------------------
                                                                        145,108
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.4%
--------------------------------------------------------------------------------
                     622,200   Activision, Inc.(1)                        9,065
--------------------------------------------------------------------------------
                   1,252,800   Compuware Corp.(1)                         6,007
--------------------------------------------------------------------------------
                      21,300   Electronic Arts Inc.(1)                    1,059
--------------------------------------------------------------------------------
                   2,208,100   Microsoft Corporation(1)                 114,204
--------------------------------------------------------------------------------
                   1,181,200   Oracle Corp.(1)                           12,769
--------------------------------------------------------------------------------
                                                                        143,104
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 1.3%
--------------------------------------------------------------------------------
                     368,800   Centex Corp.                              18,514
--------------------------------------------------------------------------------
                     251,900   Fluor Corp.                                7,053
--------------------------------------------------------------------------------
                     346,700   KB Home                                   14,856
--------------------------------------------------------------------------------
                      42,200   NVR, Inc.(1)                              13,736
--------------------------------------------------------------------------------
                                                                         54,159
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.2%
--------------------------------------------------------------------------------
                     191,812   Carlisle Companies, Inc.                   7,938
--------------------------------------------------------------------------------
                      14,217   Whirlpool Corp.                              742
--------------------------------------------------------------------------------
                                                                          8,680
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.3%
--------------------------------------------------------------------------------
                     247,600   Honeywell International Inc.               5,942
--------------------------------------------------------------------------------
                      18,300   L-3 Communications Holdings,
                                Inc.(1)                                     822
--------------------------------------------------------------------------------
                      80,900   Northrop Grumman Corp.                     7,848
--------------------------------------------------------------------------------
                                                                         14,612
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 3.0%
--------------------------------------------------------------------------------
                   1,065,400   Dillard's Inc.                            16,897
--------------------------------------------------------------------------------
                   1,340,500   Federated Department Stores,
                                Inc.(1)                                  38,552
--------------------------------------------------------------------------------
                   1,209,900   J.C. Penney Company, Inc.                 27,840
--------------------------------------------------------------------------------
                     170,400   May Department Stores Co. (The)            3,916
--------------------------------------------------------------------------------
                     116,600   Saks Incorporated(1)                       1,369
--------------------------------------------------------------------------------
                      85,300   Target Corp.                               2,559
--------------------------------------------------------------------------------
                     678,100   Wal-Mart Stores, Inc.                     34,251
--------------------------------------------------------------------------------
                                                                        125,384
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

-----
   14

Income & Growth - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                           Value
--------------------------------------------------------------------------------
DRUGS -- 7.8%
--------------------------------------------------------------------------------
                     421,800   Abbott Laboratories                   $   16,872
--------------------------------------------------------------------------------
                     727,900   Bristol-Myers Squibb Co.                  16,851
--------------------------------------------------------------------------------
                   1,398,500   Johnson & Johnson                         75,112
--------------------------------------------------------------------------------
                     138,600   King Pharmaceuticals, Inc.(1)              2,383
--------------------------------------------------------------------------------
                   1,742,200   Merck & Co., Inc.                         98,625
--------------------------------------------------------------------------------
                      94,200   Mylan Laboratories Inc.                    3,288
--------------------------------------------------------------------------------
                   2,894,500   Pfizer, Inc.                              88,484
--------------------------------------------------------------------------------
                     114,516   Pharmacia Corp.                            4,787
--------------------------------------------------------------------------------
                     727,500   Schering-Plough Corp.                     16,151
--------------------------------------------------------------------------------
                     290,400   Watson Pharmaceuticals, Inc.(1)            8,210
--------------------------------------------------------------------------------
                                                                        330,763
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.1%
--------------------------------------------------------------------------------
                     375,400   Anixter International Inc.(1)              8,728
--------------------------------------------------------------------------------
                     178,800   Celestica Inc.(1)                          2,521
--------------------------------------------------------------------------------
                   1,924,100   Motorola, Inc.                            16,644
--------------------------------------------------------------------------------
                     121,700   QUALCOMM Inc.(1)                           4,425
--------------------------------------------------------------------------------
                     462,600   Scientific-Atlanta, Inc.                   5,486
--------------------------------------------------------------------------------
                     585,000   Solectron Corp.(1)                         2,077
--------------------------------------------------------------------------------
                     192,000   SPX Corp.(1)                               7,190
--------------------------------------------------------------------------------
                                                                         47,071
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 2.6%
--------------------------------------------------------------------------------
                      78,395   Alliant Energy Corp.                       1,297
--------------------------------------------------------------------------------
                   1,053,800   American Electric Power                   28,801
--------------------------------------------------------------------------------
                     189,319   Dominion Resources Inc.                   10,394
--------------------------------------------------------------------------------
                     110,300   Duke Energy Corp.                          2,155
--------------------------------------------------------------------------------
                     360,100   Edison International(1)                    4,267
--------------------------------------------------------------------------------
                     122,900   Entergy Corp.                              5,603
--------------------------------------------------------------------------------
                     340,921   Exelon Corporation                        17,990
--------------------------------------------------------------------------------
                     101,256   FirstEnergy Corp.                          3,338
--------------------------------------------------------------------------------
                     131,800   OGE Energy Corp.                           2,320
--------------------------------------------------------------------------------
                     581,933   Public Service Enterprise Group
                               Inc.                                      18,681
--------------------------------------------------------------------------------
                     438,400   Southern Co.                              12,446
--------------------------------------------------------------------------------
                      85,000   TECO Energy, Inc.                          1,315
--------------------------------------------------------------------------------
                                                                        108,607
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 5.6%
--------------------------------------------------------------------------------
                     530,200   ChevronTexaco Corp.                       35,248
--------------------------------------------------------------------------------
                     395,000   ConocoPhillips                            19,114
--------------------------------------------------------------------------------
                   3,297,930   Exxon Mobil Corp.                        115,229
--------------------------------------------------------------------------------
                     883,200   Kinder Morgan Energy Partners,
                               L.P.                                      30,912
--------------------------------------------------------------------------------
                   1,277,700   Occidental Petroleum Corp.                36,351
--------------------------------------------------------------------------------
                                                                        236,854
--------------------------------------------------------------------------------
ENTERTAINMENT -- 1.1%
--------------------------------------------------------------------------------
                   1,153,300   Viacom, Inc. Cl B(1)                      47,009
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 5.7%
--------------------------------------------------------------------------------
                     156,400   American Express Co.                       5,529
--------------------------------------------------------------------------------
                     259,500   Block (H & R), Inc.                       10,432
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                           Value
--------------------------------------------------------------------------------

                     552,300   Capital One Financial Corp.           $   16,414
--------------------------------------------------------------------------------
                     425,700   Countrywide Financial
                                Corporation                              21,987
--------------------------------------------------------------------------------
                     807,600   Fannie Mae                                51,953
--------------------------------------------------------------------------------
                     480,800   Freddie Mac                               28,391
--------------------------------------------------------------------------------
                   4,023,100   General Electric Co.                      97,962
--------------------------------------------------------------------------------
                     321,600   Household International, Inc.              8,944
--------------------------------------------------------------------------------
                                                                        241,612
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 2.9%
--------------------------------------------------------------------------------
                   1,172,771   Archer-Daniels-Midland Co.                14,542
--------------------------------------------------------------------------------
                     320,000   Coca-Cola Enterprises Inc.                 6,950
--------------------------------------------------------------------------------
                   2,061,600   ConAgra Foods, Inc.                       51,562
--------------------------------------------------------------------------------
                     218,500   Dean Foods Co.(1)                          8,106
--------------------------------------------------------------------------------
                     337,000   PepsiCo, Inc.                             14,228
--------------------------------------------------------------------------------
                     103,800   Sara Lee Corp.                             2,337
--------------------------------------------------------------------------------
                   1,785,400   Tyson Foods, Inc. Cl A                    20,032
--------------------------------------------------------------------------------
                      66,800   Unilever NV New York Shares                4,122
--------------------------------------------------------------------------------
                                                                        121,879
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.7%
--------------------------------------------------------------------------------
                   1,193,454   Georgia-Pacific Corp.                     19,286
--------------------------------------------------------------------------------
                      65,300   International Paper Co.                    2,284
--------------------------------------------------------------------------------
                     147,000   Rayonier, Inc.                             6,652
--------------------------------------------------------------------------------
                                                                         28,222
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 2.0%
--------------------------------------------------------------------------------
                   1,609,100   CMS Energy Corp.                          15,190
--------------------------------------------------------------------------------
                     440,600   Keyspan Energy Corp.                      15,527
--------------------------------------------------------------------------------
                     219,500   NICOR Inc.                                 7,470
--------------------------------------------------------------------------------
                     423,300   NiSource Inc.                              8,466
--------------------------------------------------------------------------------
                   1,485,941   Sempra Energy                             35,142
--------------------------------------------------------------------------------
                     104,521   UGI Corporation                            3,908
--------------------------------------------------------------------------------
                                                                         85,703
--------------------------------------------------------------------------------
GROCERY STORES -- 0.6%
--------------------------------------------------------------------------------
                   1,157,147   Supervalu Inc.                            19,104
--------------------------------------------------------------------------------
                     322,237   Winn-Dixie Stores, Inc.                    4,924
--------------------------------------------------------------------------------
                                                                         24,028
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.8%
--------------------------------------------------------------------------------
                      55,400   Eaton Corp.                                4,327
--------------------------------------------------------------------------------
                     504,100   United Technologies Corp.                 31,224
--------------------------------------------------------------------------------
                                                                         35,551
--------------------------------------------------------------------------------
HOME PRODUCTS -- 3.5%
--------------------------------------------------------------------------------
                      15,083   Clorox Company                               622
--------------------------------------------------------------------------------
                     715,100   Fortune Brands, Inc.                      33,259
--------------------------------------------------------------------------------
                     210,000   Kimberly-Clark Corp.                       9,969
--------------------------------------------------------------------------------
                     144,600   Newell Rubbermaid Inc.                     4,386
--------------------------------------------------------------------------------
                   1,168,400   Procter & Gamble Co. (The)               100,412
--------------------------------------------------------------------------------
                                                                        148,648
--------------------------------------------------------------------------------
HOTELS(2)
--------------------------------------------------------------------------------
                      18,600   Harrah's Entertainment, Inc.(1)              737
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          15

Income & Growth - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                           Value
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.9%
--------------------------------------------------------------------------------
                     234,814   Black & Decker Corporation            $   10,071
--------------------------------------------------------------------------------
                      14,600   Energizer Holdings, Inc.(1)                  407
--------------------------------------------------------------------------------
                      52,881   Magna International Inc. Cl A              2,969
--------------------------------------------------------------------------------
                     318,700   Shaw Group Inc. (The)(1)                   5,243
--------------------------------------------------------------------------------
                     290,200   Timken Co.                                 5,543
--------------------------------------------------------------------------------
                     707,957   Tyco International Ltd.                   12,092
--------------------------------------------------------------------------------
                     109,000   York International Corp.                   2,787
--------------------------------------------------------------------------------
                                                                         39,112
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 2.9%
--------------------------------------------------------------------------------
                     469,500   Computer Sciences Corp.(1)                16,174
--------------------------------------------------------------------------------
                   1,058,300   Electronic Data Systems Corp.             19,504
--------------------------------------------------------------------------------
                     132,100   First Data Corporation                     4,678
--------------------------------------------------------------------------------
                     715,900   International Business Machines
                               Corp.                                     55,483
--------------------------------------------------------------------------------
                     312,900   Moore Corporation Ltd.(1)                  2,847
--------------------------------------------------------------------------------
                   1,043,900   Viad Corporation                          23,331
--------------------------------------------------------------------------------
                                                                        122,017
--------------------------------------------------------------------------------
INTERNET -- 0.2%
--------------------------------------------------------------------------------
                     166,600   Checkfree Corp.(1)                         2,664
--------------------------------------------------------------------------------
                     131,500   Overture Services Inc.(1)                  3,593
--------------------------------------------------------------------------------
                      84,500   Yahoo! Inc.(1)                             1,381
--------------------------------------------------------------------------------
                                                                          7,638
--------------------------------------------------------------------------------
LEISURE -- 2.2%
--------------------------------------------------------------------------------
                     108,000   Brunswick Corp.                            2,145
--------------------------------------------------------------------------------
                   2,508,000   Eastman Kodak Co.                         87,881
--------------------------------------------------------------------------------
                     135,300   GTECH Holdings Corp.(1)                    3,769
--------------------------------------------------------------------------------
                                                                         93,795
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 1.3%
--------------------------------------------------------------------------------
                     578,500   AmerUs Group Co.                          16,354
--------------------------------------------------------------------------------
                     430,900   CIGNA Corp.                               17,720
--------------------------------------------------------------------------------
                     166,800   MetLife, Inc.                              4,510
--------------------------------------------------------------------------------
                     365,600   Protective Life Corp.                     10,061
--------------------------------------------------------------------------------
                     445,400   UnumProvident Corp.                        7,812
--------------------------------------------------------------------------------
                                                                         56,457
--------------------------------------------------------------------------------
MEDIA -- 2.3%
--------------------------------------------------------------------------------
                   3,058,587   AOL Time Warner Inc.(1)                   40,068
--------------------------------------------------------------------------------
                     256,600   Clear Channel Communications,
                               Inc.(1)                                    9,569
--------------------------------------------------------------------------------
                     983,186   Comcast Corporation(1)                    23,193
--------------------------------------------------------------------------------
                     974,800   Disney (Walt) Company                     15,899
--------------------------------------------------------------------------------
                     241,300   Hearst-Argyle Television, Inc.(1)          5,818
--------------------------------------------------------------------------------
                      59,000   Omnicom Group Inc.                         3,811
--------------------------------------------------------------------------------
                                                                         98,358
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.5%
--------------------------------------------------------------------------------
                     313,900   Fisher Scientific International(1)         9,442
--------------------------------------------------------------------------------
                     192,000   Guidant Corporation(1)                     5,923
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                           Value
--------------------------------------------------------------------------------

                     202,600   Invitrogen Corp.(1)                   $    6,340
--------------------------------------------------------------------------------
                     166,400   PerkinElmer, Inc.                          1,373
--------------------------------------------------------------------------------
                                                                         23,078
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 1.1%
--------------------------------------------------------------------------------
                     175,200   AmerisourceBergen Corp.                    9,515
--------------------------------------------------------------------------------
                      71,900   Cardinal Health, Inc.                      4,256
--------------------------------------------------------------------------------
                     468,500   McKesson Corp.                            12,663
--------------------------------------------------------------------------------
                     186,392   Oxford Health Plans, Inc.(1)               6,794
--------------------------------------------------------------------------------
                     316,500   Quintiles Transnational Corp.(1)           3,828
--------------------------------------------------------------------------------
                      63,210   WellChoice Inc.(1)                         1,514
--------------------------------------------------------------------------------
                     125,500   Wellpoint Health Networks Inc.(1)          8,931
--------------------------------------------------------------------------------
                                                                         47,501
--------------------------------------------------------------------------------
MINING & METALS -- 0.4%
--------------------------------------------------------------------------------
                     406,900   United States Steel Corp.                  5,339
--------------------------------------------------------------------------------
                     773,900   Worthington Industries, Inc.              11,794
--------------------------------------------------------------------------------
                                                                         17,133
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.7%
--------------------------------------------------------------------------------
                     336,645   ArvinMeritor, Inc.                         5,612
--------------------------------------------------------------------------------
                     799,400   Ford Motor Co.                             7,434
--------------------------------------------------------------------------------
                      71,000   General Motors Corp.                       2,617
--------------------------------------------------------------------------------
                     129,000   Johnson Controls, Inc.                    10,342
--------------------------------------------------------------------------------
                     101,700   Lear Corporation(1)                        3,385
--------------------------------------------------------------------------------
                                                                         29,390
--------------------------------------------------------------------------------
OIL REFINING -- 1.4%
--------------------------------------------------------------------------------
                   2,271,100   Marathon Oil Corp.                        48,352
--------------------------------------------------------------------------------
                     114,400   Northern Border Partners LP                4,332
--------------------------------------------------------------------------------
                     242,300   Plains All American Pipeline LP            5,912
--------------------------------------------------------------------------------
                                                                         58,596
--------------------------------------------------------------------------------
OIL SERVICES -- 0.9%
--------------------------------------------------------------------------------
                     802,500   Halliburton Co.                           15,015
--------------------------------------------------------------------------------
                     915,400   Transocean Inc.                           21,237
--------------------------------------------------------------------------------
                                                                         36,252
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 3.2%
--------------------------------------------------------------------------------
                     272,900   Allstate Corporation                      10,095
--------------------------------------------------------------------------------
                     318,812   American International Group, Inc.        18,443
--------------------------------------------------------------------------------
                   1,563,051   Fidelity National Financial, Inc.         51,315
--------------------------------------------------------------------------------
                     927,600   First American Financial Corp.
                                (The)                                    20,593
--------------------------------------------------------------------------------
                      56,500   Odyssey Re Holdings Corp.                  1,000
--------------------------------------------------------------------------------
                   1,301,000   Old Republic International Corp.          36,428
--------------------------------------------------------------------------------
                                                                        137,874
--------------------------------------------------------------------------------
PUBLISHING -- 0.7%
--------------------------------------------------------------------------------
                     961,519   American Greetings Corp. Cl A(1)          15,192
--------------------------------------------------------------------------------
                     321,800   Tribune Co.                               14,629
--------------------------------------------------------------------------------
                                                                         29,821
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

-----
   16

Income & Growth - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------
RAILROADS -- 0.5%
--------------------------------------------------------------------------------
                     184,700   Burlington Northern Santa Fe
                               Corp.                                 $    4,804
--------------------------------------------------------------------------------
                     106,100   CSX Corporation                            3,004
--------------------------------------------------------------------------------
                     192,400   Norfolk Southern Corp.                     3,846
--------------------------------------------------------------------------------
                     127,300   Union Pacific Corp.                        7,621
--------------------------------------------------------------------------------
                                                                         19,275
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
--------------------------------------------------------------------------------
                     116,500   CBL & Associates Properties, Inc.          4,666
--------------------------------------------------------------------------------
                      86,200   Equity Office Properties Trust             2,153
--------------------------------------------------------------------------------
                      41,900   General Growth Properties, Inc.            2,179
--------------------------------------------------------------------------------
                     496,500   HRPT Properties Trust                      4,091
--------------------------------------------------------------------------------
                      82,900   Mack-Cali Realty Corp.                     2,512
--------------------------------------------------------------------------------
                     113,800   Simon Property Group, Inc.                 3,877
--------------------------------------------------------------------------------
                                                                         19,478
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 2.0%
--------------------------------------------------------------------------------
                     275,800   Bear Stearns Companies Inc.
                               (The)                                     16,383
--------------------------------------------------------------------------------
                     141,600   John Hancock Financial Services,
                               Inc.                                       3,951
--------------------------------------------------------------------------------
                     106,400   Lehman Brothers Holdings Inc.              5,670
--------------------------------------------------------------------------------
                     914,200   Merrill Lynch & Co., Inc.                 34,693
--------------------------------------------------------------------------------
                     626,600   Morgan Stanley                            25,014
--------------------------------------------------------------------------------
                                                                         85,711
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 2.3%
--------------------------------------------------------------------------------
                      88,600   Applied Materials, Inc.(1)                 1,155
--------------------------------------------------------------------------------
                     726,363   Arrow Electronics, Inc.(1)                 9,290
--------------------------------------------------------------------------------
                   1,652,200   Avnet Inc.(1)                             17,893
--------------------------------------------------------------------------------
                     741,400   ESS Technology, Inc.(1)                    4,678
--------------------------------------------------------------------------------
                   3,263,800   Intel Corporation                         50,834
--------------------------------------------------------------------------------
                      46,500   Intersil Corporation Cl A(1)                 650
--------------------------------------------------------------------------------
                     172,400   SanDisk Corp.(1)                           3,501
--------------------------------------------------------------------------------
                     654,300   Texas Instruments Inc.                     9,821
--------------------------------------------------------------------------------
                      76,900   Vishay Intertechnology, Inc.(1)              860
--------------------------------------------------------------------------------
                                                                         98,682
--------------------------------------------------------------------------------
SPECIALTY STORES -- 0.8%
--------------------------------------------------------------------------------
                     129,700   Blockbuster, Inc.                          1,589
--------------------------------------------------------------------------------
                     569,159   Home Depot, Inc.                          13,637
--------------------------------------------------------------------------------
                     389,200   Office Depot, Inc.(1)                      5,745
--------------------------------------------------------------------------------
                      41,300   Pier 1 Imports, Inc.                         782
--------------------------------------------------------------------------------
                     264,600   Rent-A-Center Inc.(1)                     13,243
--------------------------------------------------------------------------------
                                                                         34,996
--------------------------------------------------------------------------------
TELEPHONE -- 5.8%
--------------------------------------------------------------------------------
                     529,243   AT&T Corp.                                13,819
--------------------------------------------------------------------------------
                   1,640,600   BellSouth Corp.                           42,442
--------------------------------------------------------------------------------
                     193,900   CenturyTel Inc.                            5,697
--------------------------------------------------------------------------------
                   2,046,200   SBC Communications Inc.                   55,472
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------

                   1,531,834   Sprint Corporation                    $   22,181
--------------------------------------------------------------------------------
                   2,746,380   Verizon Communications                   106,421
--------------------------------------------------------------------------------
                                                                        246,032
--------------------------------------------------------------------------------
THRIFTS -- 0.5%
--------------------------------------------------------------------------------
                      24,900   New York Community Bancorp
                               Inc.                                         719
--------------------------------------------------------------------------------
                     594,250   Washington Mutual, Inc.                   20,520
--------------------------------------------------------------------------------
                                                                         21,239
--------------------------------------------------------------------------------
TOBACCO -- 0.9%
--------------------------------------------------------------------------------
                     976,800   Philip Morris Companies Inc.              39,590
--------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 1.1%
--------------------------------------------------------------------------------
                     144,400   FedEx Corp.                                7,829
--------------------------------------------------------------------------------
                     375,600   Ryder System, Inc.                         8,428
--------------------------------------------------------------------------------
                     464,000   United Parcel Service, Inc. Cl B          29,270
--------------------------------------------------------------------------------
                                                                         45,527
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.3%
--------------------------------------------------------------------------------
                   1,037,200   ALLTEL Corp.                              52,897
--------------------------------------------------------------------------------
                     339,900   Nextel Communications, Inc.(1)             3,870
--------------------------------------------------------------------------------
                                                                         56,767
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $4,100,887)                                                     4,031,101
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.4%

ELECTRICAL UTILITIES -- 0.1%
--------------------------------------------------------------------------------
                     185,543   DTE Energy Company, 8.75%,
                               8/16/05                                    5,063
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.3%
--------------------------------------------------------------------------------
                     172,300   Ford Motor Company Capital
                               Trust II, 6.50%, 1/15/32                   7,039
--------------------------------------------------------------------------------
                     209,800   General Motors Corp., Series B,
                               5.25%, 3/6/32                              4,846
--------------------------------------------------------------------------------
                                                                         11,885
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $18,562)                                                           16,948
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(3) -- 4.6%

MONEY MARKET MUTUAL FUNDS -- 2.3%
--------------------------------------------------------------------------------
                  25,449,436   AIM Short-Term Investment
                               Company - Liquid Fund                     25,449
--------------------------------------------------------------------------------
                  25,000,000   Citi Institutional Liquid Reserves
                               Fund                                      25,000
--------------------------------------------------------------------------------
                   2,000,000   Dreyfus Cash Management Plus
                               Fund                                       2,000
--------------------------------------------------------------------------------
                  18,000,000   Evergreen Institutional Money
                               Market Fund                               18,000
--------------------------------------------------------------------------------
                   2,500,000   Federated Prime Value Fund            $    2,500
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          17

Income & Growth - Schedule of Investments

DECEMBER 31, 2002

Shares/Principal Amount                 ($ In Thousands)                  Value
--------------------------------------------------------------------------------
                   5,000,000   Harris Insight Money Market
                               Fund                                  $    5,000
--------------------------------------------------------------------------------
                   5,000,000   Nations Cash Reserve Fund                  5,000
--------------------------------------------------------------------------------
                  15,000,000   One Group Institutional Prime
                               Money Market Fund                         15,000
--------------------------------------------------------------------------------
                                                                         97,949
--------------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES -- 2.3%
--------------------------------------------------------------------------------
                     $24,999   Bayerische Landesbank, N.Y.
                               Certificate of Deposit, Floater,
                               1.37%, 1/2/03, resets daily
                               off the Fed Funds rate plus 0.14%
                               with no caps                              24,999
--------------------------------------------------------------------------------
                      10,004   Citibank Credit Card Issuance
                               Trust, Series 2000 A2, Floater,
                               1.63%, 2/7/03, resets quarterly
                               off the 3-month LIBOR plus a
                               floor of 0.05% with no caps               10,004
--------------------------------------------------------------------------------
                      18,000   Merrill Lynch Mortgage Capital
                               Note, Floater, 1.45%, 1/2/03              18,000
--------------------------------------------------------------------------------
                      24,999   National City Bank of Indiana
                               Note, Floater, 1.40%, 1/2/03,
                               resets daily off the prime rate
                               minus 2.87% with no caps                  24,999
--------------------------------------------------------------------------------
                      10,000   New York Life Insurance Funding
                               Agreement, 1.49%, 1/2/03                  10,000
--------------------------------------------------------------------------------
                      10,000   Wachovia Bank NA Note, Floater,
                               1.35%, 1/2/03, resets daily off
                               the Fed Funds rate plus 0.19%
                               with no caps                              10,000
--------------------------------------------------------------------------------
                                                                         98,002
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED FOR
SECURITIES LENDING
(Cost $195,951)                                                         195,951
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $4,315,400)                                                    $4,244,000
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3)  Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

-----
   18

Small Cap Quantitative - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                    SMALL CAP      S&P SMALLCAP
                                                   QUANTITATIVE     600 INDEX
--------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 7/31/98)
--------------------------------------------------------------------------------
   6 months(1)                                       -12.42%          -14.62%
--------------------------------------------------------------------------------
   1 Year                                             -4.00%          -14.63%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                             2.82%            0.56%
--------------------------------------------------------------------------------
   Life of Class                                       4.17%            3.24%
--------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 9/7/00)
--------------------------------------------------------------------------------
   6 months(1)                                       -12.32%          -14.62%
--------------------------------------------------------------------------------
   1 Year                                             -4.18%          -14.63%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Class                                      -2.62%           -4.95%
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 10/1/99)
--------------------------------------------------------------------------------
   6 months(1)                                       -12.22%          -14.62%
--------------------------------------------------------------------------------
   1 Year                                             -3.65%          -14.63%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                                             3.06%            0.56%
--------------------------------------------------------------------------------
   Life of Class                                       7.42%            4.21%(2)
--------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  Since 9/30/99, the date nearest the class's inception for which data are available.

See pages 53-58 for information about share classes, returns, and the comparative index.

                                                                    (continued)

                                                                          -----
                                                                          19

Small Cap Quantitative - Performance

GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS

$10,000 investment made July 31, 1998

ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended December 31
-------------------------------------------------------------------------------
                             1998*     1999       2000      2001        2002
-------------------------------------------------------------------------------
Small Cap Quantitative      0.40%      9.76%      8.90%     3.99%      -4.00%
-------------------------------------------------------------------------------
S&P SmallCap 600 Index      0.71%     12.41%     11.80%     6.51%     -14.63%
-------------------------------------------------------------------------------
* From 7/31/98 (the class's inception date) to 12/31/98. Not annualized.

The charts on the performance pages give historical return data for Small Cap
Quantitative. Returns for the S&P SmallCap 600 Index are provided for comparison. Small Cap Quantitative's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

-----
   20

Small Cap Quantitative - Portfolio Commentary

By Bill Martin and Matti von Turk, portfolio managers

PERFORMANCE

Although Small Cap Quantitative declined in 2002, it outperformed the S&P
SmallCap 600 Index by a wide margin. Picking advancing stocks and avoiding decliners was the key to Small Cap Quantitative's solid performance relative to the benchmark. Stock selection added value in sectors that make up more than 95%
of the index.

TECHNOLOGY TUMBLED

Technology stocks took a beating, falling victim to weak business spending and high valuations. Small Cap Quantitative's performance in the technology sector was a good example of our investment process--holdings were spread across industries, with slight overweights (larger positions than the benchmark) and underweights (smaller positions than the benchmark) in companies, based on their fundamentals. The net effect of several small, risk-conscious positions was quite significant--the portfolio's tech stocks held their value much better than the benchmark's.

For example, overweights in electrical equipment maker Benchmark Electronics, software designer CCC Information Services Group, hardware maker Storage
Technology, and aerospace-equipment designer Moog helped performance. We also avoided some of the worst performers--high-priced stocks with low earnings visibility, such as Aeroflex, Adaptec, Brooks-PRI Automation, and Read-Rite. Of
course, stock selection wasn't perfect in tech--overweights in DVD-chip makers like ESS Technology and Zoran were among the portfolio's worst performers.

LOWER RATES CREATED OPPORTUNITIES

Small-company financial stocks rallied, dodging the negative trends that weighed down large financial companies. We found winners in insurers (Fidelity National
Financial), banks (Pacific Capital Bancorp, and R&G Financial), financial services (Doral Financial), and thrifts (WSFS Financial). Those stocks were beneficiaries of declining interest rates, the mortgage-refinancing boom, and record-breaking home sales. Homebuilders were another beneficiary of that trend, and our overweights in homebuilders NVR and Ryland helped the portfolio's performance.

The market was highly skeptical of these stocks, but they surprised investors with their earnings power when interest rates fell more than expected. Our process was attracted to the beneficiaries of declining interest rates, and we were rewarded for adhering to our disciplined process despite the market's skepticism.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                        $118.6 million
-------------------------------------------------------------------------------
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
Number of Holdings                           287                   249
-------------------------------------------------------------------------------
Dividend Yield                              0.89%                 0.77%
-------------------------------------------------------------------------------
P/E Ratio                                   18.2                  19.2
-------------------------------------------------------------------------------
Portfolio Turnover                          116%                  165%
-------------------------------------------------------------------------------
Expense Ratio
(for Investor Class)                        0.90%                 0.88%
-------------------------------------------------------------------------------

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                             % OF PORTFOLIO INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
NVR, Inc.                                   1.4%                  1.6%
-------------------------------------------------------------------------------
Benchmark Electronics
Inc.                                        1.1%                  0.7%
-------------------------------------------------------------------------------
Rent-A-Center Inc.                          1.1%                  1.0%
-------------------------------------------------------------------------------
UGI Corporation                             1.1%                  1.3%
-------------------------------------------------------------------------------
Invision Technologies,
Inc.                                        1.0%                   --
-------------------------------------------------------------------------------
Lennox International Inc.                   1.0%                   --
-------------------------------------------------------------------------------
Doral Financial Corp.                       0.9%                  0.9%
-------------------------------------------------------------------------------
First American
Financial Corp.                             0.9%                  0.3%
-------------------------------------------------------------------------------
Viad Corporation                            0.9%                  0.5%
-------------------------------------------------------------------------------
eFunds Corp.                                0.9%                   --
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.                       (continued)

                                                                          -----
                                                                          21

Small Cap Quantitative -  Portfolio Commentary

HEALTH CARE HELPED PORTFOLIO

2002 was a transitional year for the health care sector, which hurt share prices. Drug and biotech stocks struggled with high valuations, slow drug approval, slim development pipelines, and competition from generic drug makers.
Meanwhile, medical services and providers rallied, as they benefited from skyrocketing healthcare costs.

Overall, our stock selection process caught onto these trends. We overweighted health maintenance organizations Anthem and Oxford Health Plans, medical product suppliers Henry Schein and Mentor Corp., and generic drug maker Chattem. All of those stocks rose despite the broader market's decline, and we took profits in
Anthem. We also underweighted the worst performers in biotech and drugs, names like Cephalon, ArQule, Alpharma, and Duane Reade.

TRANSPORTATION

Stock selection faced difficulty in the transportation sector, but those stocks made up less than 4% of the entire portfolio on average. A couple of our picks--Forward Air and Pittston Brink's--didn't pan out. While we were disappointed by the portfolio's performance in the transportation sector, solid performance in other sectors helped the portfolio beat the benchmark.

OUTLOOK

We think our balance between growth and value measures will continue to benefit the portfolio in the months ahead. Small Cap Quantitative's name will soon be changed to "Small Company Fund," which we think better describes the portfolio to investors. The name change is purely cosmetic--we will continue to invest using the same disciplined process.

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 600 INDEX (AS OF 12/31/02)
-------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 600
                                           STOCKS                 INDEX
-------------------------------------------------------------------------------
Rent-A-Center Inc.                          1.20%                 0.00%
-------------------------------------------------------------------------------
Invision Technologies Inc.                  1.10%                 0.00%
-------------------------------------------------------------------------------
Doral Financial Corp.                       1.02%                 0.00%
-------------------------------------------------------------------------------
Benchmark Electronics
Inc.                                        1.23%                 0.21%
-------------------------------------------------------------------------------
Viad Corporation                            1.01%                 0.00%
-------------------------------------------------------------------------------

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 600 INDEX (AS OF 12/31/02)
-------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 600
                                           STOCKS                 INDEX
-------------------------------------------------------------------------------
Alliant Techsystems Inc.                    0.00%                 0.73%
-------------------------------------------------------------------------------
Zebra Technologies Corp.                    0.00%                 0.56%
-------------------------------------------------------------------------------
Corinthian Colleges Inc.                    0.00%                 0.50%
-------------------------------------------------------------------------------
Chico's FAS Inc.                            0.00%                 0.49%
-------------------------------------------------------------------------------
Fair, Isaac & Co.                           0.19%                 0.67%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

-----
   22

Small Cap Quantitative - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 96.2%

AIRLINES -- 0.5%
--------------------------------------------------------------------------------
                      16,200   Atlantic Coast Airlines Holdings(1)     $    195
--------------------------------------------------------------------------------
                      10,800   Frontier Airlines, Inc.(1)                    73
--------------------------------------------------------------------------------
                      14,200   Mesa Air Group, Inc.(1)                       58
--------------------------------------------------------------------------------
                      18,700   SkyWest, Inc.                                242
--------------------------------------------------------------------------------
                                                                            568
--------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.8%
--------------------------------------------------------------------------------
                       3,300   Albany International Corp.                    68
--------------------------------------------------------------------------------
                      70,200   Culp, Inc.(1)                                597
--------------------------------------------------------------------------------
                       2,800   Kellwood Co.                                  73
--------------------------------------------------------------------------------
                      15,200   Russell Corp.                                254
--------------------------------------------------------------------------------
                                                                            992
--------------------------------------------------------------------------------
BANKS -- 5.1%
--------------------------------------------------------------------------------
                      19,300   Bank of Hawaii Corporation                   587
--------------------------------------------------------------------------------
                      14,000   Community First Bankshares, Inc.             371
--------------------------------------------------------------------------------
                      31,400   Cullen/Frost Bankers, Inc.                 1,027
--------------------------------------------------------------------------------
                      18,900   First Bancorp                                427
--------------------------------------------------------------------------------
                       7,200   First Citizens BancShares, Inc.              696
--------------------------------------------------------------------------------
                       9,100   Hancock Holding Company                      405
--------------------------------------------------------------------------------
                      18,500   Hudson United Bancorp                        575
--------------------------------------------------------------------------------
                       6,600   Independence Community Bank                  168
--------------------------------------------------------------------------------
                      35,166   Pacific Capital Bancorp                      895
--------------------------------------------------------------------------------
                      22,900   R & G Financial Corp.                        532
--------------------------------------------------------------------------------
                      15,700   Sterling Bancshares, Inc.                    192
--------------------------------------------------------------------------------
                      14,000   Whitney Holding Corp.                        468
--------------------------------------------------------------------------------
                                                                          6,343
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.5%
--------------------------------------------------------------------------------
                      12,400   Cephalon, Inc.(1)                            604
--------------------------------------------------------------------------------
                       5,200   Charles River Laboratories(1)                200
--------------------------------------------------------------------------------
                      19,400   Enzon Pharmaceuticals, Inc.(1)               325
--------------------------------------------------------------------------------
                      21,400   Immucor, Inc.(1)                             434
--------------------------------------------------------------------------------
                      14,500   SICOR Inc.(1)                                230
--------------------------------------------------------------------------------
                       2,100   Techne Corp.(1)                               60
--------------------------------------------------------------------------------
                                                                          1,853
--------------------------------------------------------------------------------
CHEMICALS -- 2.0%
--------------------------------------------------------------------------------
                      21,300   Jarden Corp.(1)                              508
--------------------------------------------------------------------------------
                      29,700   Lubrizol Corp.                               906
--------------------------------------------------------------------------------
                      29,200   Methanex Corp.                               246
--------------------------------------------------------------------------------
                      13,900   Schulman (A.), Inc.                          259
--------------------------------------------------------------------------------
                      10,100   Scotts Co. (The) Cl A(1)                     495
--------------------------------------------------------------------------------
                                                                          2,414
--------------------------------------------------------------------------------
CLOTHING STORES -- 2.3%
--------------------------------------------------------------------------------
                      27,300   AnnTaylor Stores Corp.(1)                    557
--------------------------------------------------------------------------------
                      36,600   Charming Shoppes(1)                          153
--------------------------------------------------------------------------------
                      10,700   Dress Barn, Inc.(1)                          142
--------------------------------------------------------------------------------
                      49,600   Foot Locker Inc.(1)                          521
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------

                      23,400   Gymboree Corporation (The)(1)           $    371
--------------------------------------------------------------------------------
                       7,200   Mothers Work, Inc.(1)                        254
--------------------------------------------------------------------------------
                      16,400   Payless ShoeSource, Inc.(1)                  844
--------------------------------------------------------------------------------
                                                                          2,842
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.4%
--------------------------------------------------------------------------------
                      10,300   Checkpoint Systems, Inc.(1)                  107
--------------------------------------------------------------------------------
                     111,100   CompuCom Systems, Inc.(1)                    624
--------------------------------------------------------------------------------
                      13,400   Global Imaging Systems, Inc.(1)              246
--------------------------------------------------------------------------------
                      29,600   IKON Office Solutions Inc.                   212
--------------------------------------------------------------------------------
                       2,300   Imation Corporation(1)                        81
--------------------------------------------------------------------------------
                      12,100   Ingram Micro Inc. Cl A(1)                    149
--------------------------------------------------------------------------------
                      88,800   Scientific Games Corporation(1)              642
--------------------------------------------------------------------------------
                      14,900   Storage Technology Corp.(1)                  319
--------------------------------------------------------------------------------
                      10,100   Tech Data Corp.(1)                           273
--------------------------------------------------------------------------------
                      40,500   Western Digital Corp.(1)                     259
--------------------------------------------------------------------------------
                                                                          2,912
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.2%
--------------------------------------------------------------------------------
                      31,100   Activision, Inc.(1)                          453
--------------------------------------------------------------------------------
                      15,100   Acxiom Corp.(1)                              232
--------------------------------------------------------------------------------
                      32,800   CCC Information Services Group
                                Inc.(1)                                     583
--------------------------------------------------------------------------------
                       9,700   Hyperion Solutions Corp.(1)                  249
--------------------------------------------------------------------------------
                      12,200   Intergraph Corporation(1)                    217
--------------------------------------------------------------------------------
                      23,500   MAPICS, Inc.(1)                              163
--------------------------------------------------------------------------------
                       2,000   Quality Systems, Inc.(1)                      40
--------------------------------------------------------------------------------
                      29,700   Reynolds & Reynolds Co. Cl A                 755
--------------------------------------------------------------------------------
                      21,100   Sybase, Inc.(1)                              283
--------------------------------------------------------------------------------
                       6,100   Systems & Computer Technology
                                Corp.(1)                                     53
--------------------------------------------------------------------------------
                      29,700   Take-Two Interactive Software(1)             698
--------------------------------------------------------------------------------
                      50,000   VitalWorks Inc.(1)                           194
--------------------------------------------------------------------------------
                                                                          3,920
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 3.5%
--------------------------------------------------------------------------------
                      11,100   Building Material Holding
                               Corporation                                  159
--------------------------------------------------------------------------------
                       7,800   KB Home                                      334
--------------------------------------------------------------------------------
                       9,200   Lennar Corp.                                 475
--------------------------------------------------------------------------------
                      18,800   M/I Schottenstein Homes, Inc.                523
--------------------------------------------------------------------------------
                       5,300   NVR, Inc.(1)                               1,724
--------------------------------------------------------------------------------
                      30,300   Ryland Group, Inc. (The)                   1,011
--------------------------------------------------------------------------------
                                                                          4,226
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 1.4%
--------------------------------------------------------------------------------
                      10,400   Carlisle Companies, Inc.                     430
--------------------------------------------------------------------------------
                      35,500   Department 56, Inc.(1)                       458
--------------------------------------------------------------------------------
                       2,500   Harman International Industries Inc.         149
--------------------------------------------------------------------------------
                      43,700   Select Comfort Corporation(1)                411
--------------------------------------------------------------------------------
                       4,900   The Toro Company                             313
--------------------------------------------------------------------------------
                                                                          1,761
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          23

Small Cap Quantitative - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 2.1%
--------------------------------------------------------------------------------
                       8,900   Flir Systems Inc.(1)                    $    434
--------------------------------------------------------------------------------
                      47,200   Invision Technologies, Inc.(1)             1,246
--------------------------------------------------------------------------------
                      14,400   Moog Inc.(1)                                 447
--------------------------------------------------------------------------------
                      16,400   Precision Castparts Corp.                    398
--------------------------------------------------------------------------------
                                                                          2,525
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.3%
--------------------------------------------------------------------------------
                       2,000   Nieman Marcus Group, Inc. Cl A(1)             61
--------------------------------------------------------------------------------
                      20,400   ShopKo Stores, Inc.(1)                       254
--------------------------------------------------------------------------------
                                                                            315
--------------------------------------------------------------------------------
DRUGS -- 2.0%
--------------------------------------------------------------------------------
                      19,500   Alpharma Inc.                                232
--------------------------------------------------------------------------------
                       5,200   Biosite Incorporated(1)                      177
--------------------------------------------------------------------------------
                      53,400   Chattem, Inc.(1)                           1,097
--------------------------------------------------------------------------------
                       5,200   IDEXX Laboratories, Inc.(1)                  172
--------------------------------------------------------------------------------
                      13,600   Pharmaceutical Resources Inc.(1)             405
--------------------------------------------------------------------------------
                      12,000   Watson Pharmaceuticals, Inc.(1)              339
--------------------------------------------------------------------------------
                                                                          2,422
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 3.3%
--------------------------------------------------------------------------------
                      25,000   Allen Telecom Inc.(1)                        237
--------------------------------------------------------------------------------
                      11,400   Anixter International Inc.(1)                265
--------------------------------------------------------------------------------
                      48,300   Benchmark Electronics Inc.(1)              1,384
--------------------------------------------------------------------------------
                       8,900   Esterline Technologies Corp.(1)              157
--------------------------------------------------------------------------------
                      35,100   Inter-Tel, Inc.                              733
--------------------------------------------------------------------------------
                      21,000   Itron Inc.(1)                                403
--------------------------------------------------------------------------------
                      20,000   Manufacturers Services Ltd.(1)               111
--------------------------------------------------------------------------------
                      28,900   Methode Electronics, Inc.                    316
--------------------------------------------------------------------------------
                       3,000   OSI Systems, Inc.(1)                          51
--------------------------------------------------------------------------------
                      39,500   Premiere Technologies, Inc.(1)               174
--------------------------------------------------------------------------------
                      17,800   Stoneridge Inc.(1)                           212
--------------------------------------------------------------------------------
                                                                          4,043
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.8%
--------------------------------------------------------------------------------
                       6,300   CH Energy Group, Inc.                        294
--------------------------------------------------------------------------------
                      33,200   Energy East Corp.                            733
--------------------------------------------------------------------------------
                                                                          1,027
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 3.5%
--------------------------------------------------------------------------------
                      55,100   Berry Petroleum Company CI A                 939
--------------------------------------------------------------------------------
                      58,600   Denbury Resources Inc.(1)                    662
--------------------------------------------------------------------------------
                      55,500   Harvest Natural Resources, Inc.(1)           366
--------------------------------------------------------------------------------
                       4,600   Newfield Exploration Company(1)              166
--------------------------------------------------------------------------------
                      33,075   Patina Oil & Gas Corp.                     1,047
--------------------------------------------------------------------------------
                      28,600   Pogo Producing Co.                         1,066
--------------------------------------------------------------------------------
                                                                          4,246
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.6%
--------------------------------------------------------------------------------
                      66,700   Handleman Co.(1)                             767
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.5%
--------------------------------------------------------------------------------
                      40,300   Doral Financial Corp.                   $  1,153
--------------------------------------------------------------------------------
                      42,000   UICI(1)                                      653
--------------------------------------------------------------------------------
                                                                          1,806
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.5%
--------------------------------------------------------------------------------
                      12,200   Chiquita Brands International, Inc.(1)       162
--------------------------------------------------------------------------------
                       9,000   Coca-Cola Bottling Co.
                                Consolidated                                581
--------------------------------------------------------------------------------
                      16,300   Dole Food Company, Inc.                      531
--------------------------------------------------------------------------------
                      13,600   Interstate Bakeries Corp.                    207
--------------------------------------------------------------------------------
                      17,700   Nash Finch Co.                               136
--------------------------------------------------------------------------------
                      10,800   Sanderson Farms Inc.                         226
--------------------------------------------------------------------------------
                                                                          1,843
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.7%
--------------------------------------------------------------------------------
                       3,300   CSS Industries, Inc.(1)                      109
--------------------------------------------------------------------------------
                         300   United Stationers Inc.(1)                      9
--------------------------------------------------------------------------------
                      36,900   Universal Forest Products                    788
--------------------------------------------------------------------------------
                                                                            906
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 2.2%
--------------------------------------------------------------------------------
                      17,400   Atmos Energy Corp.                           406
--------------------------------------------------------------------------------
                      16,500   ONEOK, Inc.                                  317
--------------------------------------------------------------------------------
                      17,200   Piedmont Natural Gas Co., Inc.               608
--------------------------------------------------------------------------------
                      35,600   UGI Corporation                            1,331
--------------------------------------------------------------------------------
                                                                          2,662
--------------------------------------------------------------------------------
GROCERY STORES -- 0.8%
--------------------------------------------------------------------------------
                       8,900   Supervalu Inc.                               147
--------------------------------------------------------------------------------
                      56,100   Winn-Dixie Stores, Inc.                      857
--------------------------------------------------------------------------------
                                                                          1,004
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.8%
--------------------------------------------------------------------------------
                      34,700   Smith (A.O.) Corp.                           937
--------------------------------------------------------------------------------
HEAVY MACHINERY -- 0.7%
--------------------------------------------------------------------------------
                      55,200   Cascade Corp.                                880
--------------------------------------------------------------------------------
HOTELS -- 0.3%
--------------------------------------------------------------------------------
                      20,600   Argosy Gaming Company(1)                     390
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 4.7%
--------------------------------------------------------------------------------
                       7,900   Barnes Group Inc.                            161
--------------------------------------------------------------------------------
                       6,100   Briggs & Stratton Corp.                      259
--------------------------------------------------------------------------------
                      18,100   Genlyte Group Inc.(1)                        563
--------------------------------------------------------------------------------
                      10,000   Global Power Equipment Group
                                Inc.(1)                                      49
--------------------------------------------------------------------------------
                       8,700   Hughes Supply, Inc.                          238
--------------------------------------------------------------------------------
                      97,400   Lennox International Inc.                  1,223
--------------------------------------------------------------------------------
                       5,500   Lufkin Industries Inc.                       129
--------------------------------------------------------------------------------
                      23,100   Shaw Group Inc. (The)(1)                     380
--------------------------------------------------------------------------------
                      13,700   Standard Motor Products, Inc.                178
--------------------------------------------------------------------------------
                      28,000   Timken Co.                                   535
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

-----
   24

Small Cap Quantitative - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------

                      34,700   UNOVA, Inc.(1)                          $    208
--------------------------------------------------------------------------------
                      44,100   Watts Industries, Inc. Cl A                  694
--------------------------------------------------------------------------------
                      43,500   York International Corp.                   1,112
--------------------------------------------------------------------------------
                                                                          5,729
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 1.1%
--------------------------------------------------------------------------------
                      18,200   Regis Corp.                                  472
--------------------------------------------------------------------------------
                      65,225   Right Management Consultants,
                               Inc.(1)                                      864
--------------------------------------------------------------------------------
                                                                          1,336
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 4.3%
--------------------------------------------------------------------------------
                       5,700   ADVO, Inc.(1)                                187
--------------------------------------------------------------------------------
                      19,700   American Management System,
                               Inc.(1)                                      236
--------------------------------------------------------------------------------
                      65,600   APAC Customer Services Inc.(1)               155
--------------------------------------------------------------------------------
                     124,200   eFunds Corp.(1)                            1,129
--------------------------------------------------------------------------------
                       5,038   Fair, Isaac and Co., Inc.                    215
--------------------------------------------------------------------------------
                      17,000   Fidelity National Information
                               Solutions, Inc.(1)                           293
--------------------------------------------------------------------------------
                      11,600   Memberworks Inc.(1)                          209
--------------------------------------------------------------------------------
                      89,200   Moore Corporation Ltd.(1)                    812
--------------------------------------------------------------------------------
                      32,200   Navigant International, Inc.(1)              398
--------------------------------------------------------------------------------
                      12,400   NDCHealth Corp.                              247
--------------------------------------------------------------------------------
                       5,000   Perot Systems Corp.(1)                        54
--------------------------------------------------------------------------------
                      21,300   Tetra Tech, Inc.(1)                          259
--------------------------------------------------------------------------------
                      50,900   Viad Corporation                           1,138
--------------------------------------------------------------------------------
                                                                          5,332
--------------------------------------------------------------------------------
INTERNET -- 0.1%
--------------------------------------------------------------------------------
                       9,300   United Online, Inc.(1)                       148
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 3.8%
--------------------------------------------------------------------------------
                      48,000   iShares S&P SmallCap 600 Index
                               Fund                                       4,678
--------------------------------------------------------------------------------
LEISURE -- 2.6%
--------------------------------------------------------------------------------
                       6,400   Action Performance Cos. Inc.                 122
--------------------------------------------------------------------------------
                      39,700   GTECH Holdings Corp.(1)                    1,106
--------------------------------------------------------------------------------
                      33,800   Isle of Capri Casinos, Inc.(1)               448
--------------------------------------------------------------------------------
                      15,300   Jakks Pacific Inc.(1)                        206
--------------------------------------------------------------------------------
                      22,500   Johnson Outdoors Inc.(1)                     222
--------------------------------------------------------------------------------
                      16,200   Marvel Enterprises, Inc.(1)                  145
--------------------------------------------------------------------------------
                       3,400   Nautilus Group, Inc. (The)(1)                 45
--------------------------------------------------------------------------------
                       6,400   Polaris Industries Inc.                      375
--------------------------------------------------------------------------------
                      38,400   Racing Champions Corp.(1)                    525
--------------------------------------------------------------------------------
                                                                          3,194
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 0.9%
--------------------------------------------------------------------------------
                       7,200   AmerUs Group Co.                             204
--------------------------------------------------------------------------------
                      34,600   Protective Life Corp.                        952
--------------------------------------------------------------------------------
                                                                          1,156
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------
MEDIA -- 0.5%
--------------------------------------------------------------------------------
                      25,800   Hearst-Argyle Television, Inc.(1)       $    622
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 5.3%
--------------------------------------------------------------------------------
                       5,700   Analogic Corporation                         287
--------------------------------------------------------------------------------
                      17,000   Bard (C.R.), Inc.                            986
--------------------------------------------------------------------------------
                      21,200   Bio-Rad Laboratories, Inc. CI A(1)           820
--------------------------------------------------------------------------------
                      12,500   Conmed Corp.(1)                              245
--------------------------------------------------------------------------------
                      35,600   Fisher Scientific International(1)         1,072
--------------------------------------------------------------------------------
                      11,900   Henry Schein, Inc.(1)                        536
--------------------------------------------------------------------------------
                       4,400   Inamed Corp.(1)                              136
--------------------------------------------------------------------------------
                       5,800   Invitrogen Corp.(1)                          182
--------------------------------------------------------------------------------
                       4,800   Mentor Corp.                                 185
--------------------------------------------------------------------------------
                       1,800   Mine Safety Appliances Company                58
--------------------------------------------------------------------------------
                      12,600   Owens & Minor Inc.                           207
--------------------------------------------------------------------------------
                      12,200   Pharmaceutical Product
                                Development, Inc.(1)                        357
--------------------------------------------------------------------------------
                      76,200   Prime Medical Services, Inc.(1)              661
--------------------------------------------------------------------------------
                       9,500   Respironics Inc.(1)                          290
--------------------------------------------------------------------------------
                       6,000   Sangstat Medical Corp.(1)                     68
--------------------------------------------------------------------------------
                      29,100   Sola International Inc.(1)                   378
--------------------------------------------------------------------------------
                       4,000   Steris Corp.(1)                               97
--------------------------------------------------------------------------------
                                                                          6,565
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 3.4%
--------------------------------------------------------------------------------
                      16,600   Accredo Health Inc.(1)                       586
--------------------------------------------------------------------------------
                       4,800   America Service Group Inc.(1)                 81
--------------------------------------------------------------------------------
                       1,300   American Medical Security
                                Group, Inc.(1)                               18
--------------------------------------------------------------------------------
                      20,800   Coventry Health Care Inc.(1)                 604
--------------------------------------------------------------------------------
                      16,900   DaVita Inc.(1)                               417
--------------------------------------------------------------------------------
                      37,300   Hanger Orthopedic Group, Inc.(1)             490
--------------------------------------------------------------------------------
                      12,000   Mid Atlantic Medical Services,
                                Inc.(1)                                     389
--------------------------------------------------------------------------------
                      18,600   Oxford Health Plans, Inc.(1)                 678
--------------------------------------------------------------------------------
                       3,600   Pediatrix Medical Group Inc.(1)              144
--------------------------------------------------------------------------------
                      16,100   Radiologix, Inc.(1)                           37
--------------------------------------------------------------------------------
                       7,100   Renal Care Group Inc.(1)                     225
--------------------------------------------------------------------------------
                      27,900   Sierra Health Services, Inc.(1)              335
--------------------------------------------------------------------------------
                      11,500   US Oncology Inc.(1)                          100
--------------------------------------------------------------------------------
                                                                          4,104
--------------------------------------------------------------------------------
MINING & METALS -- 2.7%
--------------------------------------------------------------------------------
                       6,500   BWAY Corporation(1)                          129
--------------------------------------------------------------------------------
                      72,800   Oregon Steel Mills, Inc.(1)                  293
--------------------------------------------------------------------------------
                       1,600   Quanex Corporation                            54
--------------------------------------------------------------------------------
                      38,000   Silgan Holdings Inc.(1)                      937
--------------------------------------------------------------------------------
                      60,600   Steel Technologies Inc.                    1,025
--------------------------------------------------------------------------------
                      51,100   United States Steel Corp.                    670
--------------------------------------------------------------------------------
                       7,500   Valmont Industries, Inc.                     146
--------------------------------------------------------------------------------
                                                                          3,254
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          25

Small Cap Quantitative - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 1.3%
--------------------------------------------------------------------------------
                      14,800   Aftermarket Technology Corp.(1)         $    214
--------------------------------------------------------------------------------
                       4,400   Cooper Tire & Rubber Company                  67
--------------------------------------------------------------------------------
                      66,600   Dura Automotive Systems, Inc.(1)             671
--------------------------------------------------------------------------------
                       8,800   Lear Corporation(1)                          293
--------------------------------------------------------------------------------
                       3,200   Oshkosh Truck Corp.                          197
--------------------------------------------------------------------------------
                      29,500   Tenneco Automotive Inc.(1)                   119
--------------------------------------------------------------------------------
                                                                          1,561
--------------------------------------------------------------------------------
OIL REFINING -- 0.6%
--------------------------------------------------------------------------------
                      33,600   World Fuel Services Corp.                    689
--------------------------------------------------------------------------------
OIL SERVICES -- 1.3%
--------------------------------------------------------------------------------
                      17,900   Gulf Island Fabrication, Inc.(1)             289
--------------------------------------------------------------------------------
                       7,000   Hydril Co.(1)                                165
--------------------------------------------------------------------------------
                       4,900   Oceaneering International, Inc.(1)           121
--------------------------------------------------------------------------------
                      44,800   Oil States International, Inc.(1)            578
--------------------------------------------------------------------------------
                      49,700   Veritas DGC Inc.(1)                          393
--------------------------------------------------------------------------------
                                                                          1,546
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 2.1%
--------------------------------------------------------------------------------
                      31,997   Fidelity National Financial, Inc.          1,050
--------------------------------------------------------------------------------
                      51,900   First American Financial Corp.
                               (The)                                      1,153
--------------------------------------------------------------------------------
                       6,400   LandAmerica Financial Group, Inc.            227
--------------------------------------------------------------------------------
                       5,900   Stewart Information Services
                               Corp.(1)                                     126
--------------------------------------------------------------------------------
                                                                          2,556
--------------------------------------------------------------------------------
PUBLISHING -- 0.4%
--------------------------------------------------------------------------------
                      19,500   American Greetings Corp. Cl A(1)             308
--------------------------------------------------------------------------------
                       6,000   John H. Harland Company                      133
--------------------------------------------------------------------------------
                       1,700   New England Business Service,
                               Inc.                                          41
--------------------------------------------------------------------------------
                                                                            482
--------------------------------------------------------------------------------
RAILROADS -- 0.2%
--------------------------------------------------------------------------------
                      22,000   Kansas City Southern Industries,
                               Inc.(1)                                      264
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 1.1%
--------------------------------------------------------------------------------
                       9,400   Capital Automotive REIT                      223
--------------------------------------------------------------------------------
                       7,500   Colonial Properties Trust                    255
--------------------------------------------------------------------------------
                       4,200   Essex Property Trust, Inc.                   214
--------------------------------------------------------------------------------
                      16,700   IndyMac Bancorp, Inc.(1)                     308
--------------------------------------------------------------------------------
                       5,400   Kilroy Realty Corp.                          124
--------------------------------------------------------------------------------
                       7,600   Shurgard Storage Centers Inc.                238
--------------------------------------------------------------------------------
                                                                          1,362
--------------------------------------------------------------------------------
RESTAURANTS -- 2.8%
--------------------------------------------------------------------------------
                      18,725   Applebee's International Inc.                435
--------------------------------------------------------------------------------
                       5,100   Bob Evans Farms, Inc.                        119
--------------------------------------------------------------------------------
                      10,300   CBRL Group, Inc.                             311
--------------------------------------------------------------------------------
                      33,200   Checkers Drive-In Restaurants,
                               Inc.(1)                                      210
--------------------------------------------------------------------------------
                      47,500   CKE Restaurants, Inc.(1)                     204
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------

                      22,800   Landry's Restaurants, Inc.              $    484
--------------------------------------------------------------------------------
                      41,427   Lone Star Steakhouse & Saloon,
                                Inc.                                        800
--------------------------------------------------------------------------------
                      29,800   Papa John's International, Inc.(1)           830
--------------------------------------------------------------------------------
                       3,500   Ryan's Family Steak Houses Inc.(1)            40
--------------------------------------------------------------------------------
                                                                          3,433
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.1%
--------------------------------------------------------------------------------
                       7,300   Friedman, Billings, Ramsey
                               Group, Inc.(1)                                68
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 3.1%
--------------------------------------------------------------------------------
                      23,700   Arrow Electronics, Inc.(1)                   303
--------------------------------------------------------------------------------
                      28,200   Avnet Inc.(1)                                305
--------------------------------------------------------------------------------
                      12,000   Cymer, Inc.(1)                               387
--------------------------------------------------------------------------------
                      33,800   ESS Technology, Inc.(1)                      213
--------------------------------------------------------------------------------
                      15,700   Intersil Corporation Cl A(1)                 219
--------------------------------------------------------------------------------
                      10,000   Power Integrations, Inc.(1)                  171
--------------------------------------------------------------------------------
                      56,200   Rainbow Technologies Inc.(1)                 399
--------------------------------------------------------------------------------
                      10,800   SanDisk Corp.(1)                             219
--------------------------------------------------------------------------------
                      51,900   Skyworks Solutions, Inc.(1)                  448
--------------------------------------------------------------------------------
                      26,300   Standard Microsystems Corp.(1)               512
--------------------------------------------------------------------------------
                      11,900   Varian Semiconductor Equipment
                                Associates, Inc.(1)                         283
--------------------------------------------------------------------------------
                      23,000   White Electronics Designs(1)                 177
--------------------------------------------------------------------------------
                      12,350   Zoran Corporation(1)                         174
--------------------------------------------------------------------------------
                                                                          3,810
--------------------------------------------------------------------------------
SPECIALTY STORES -- 4.7%
--------------------------------------------------------------------------------
                      10,700   Brown Shoe Company, Inc.                     255
--------------------------------------------------------------------------------
                      17,900   Claire's Stores Inc.                         395
--------------------------------------------------------------------------------
                      20,000   Finlay Enterprises, Inc.(1)                  243
--------------------------------------------------------------------------------
                      10,600   Hollywood Entertainment Corp.(1)             160
--------------------------------------------------------------------------------
                      45,400   Jo-Ann Stores, Inc.(1)                     1,042
--------------------------------------------------------------------------------
                      23,300   Movie Gallery, Inc.(1)                       302
--------------------------------------------------------------------------------
                      19,500   NBTY, Inc.(1)                                344
--------------------------------------------------------------------------------
                      57,200   Officemax Inc.(1)                            286
--------------------------------------------------------------------------------
                      40,500   Pep Boys-Manny, Moe & Jack
                                (The)                                       470
--------------------------------------------------------------------------------
                      27,000   Rent-A-Center Inc.(1)                      1,350
--------------------------------------------------------------------------------
                      13,300   School Specialty Inc.(1)                     267
--------------------------------------------------------------------------------
                       7,100   Sonic Automotive Inc.(1)                     106
--------------------------------------------------------------------------------
                      10,100   Sports Authority, Inc. (The)(1)               71
--------------------------------------------------------------------------------
                      12,600   Tuesday Morning Corporation(1)               216
--------------------------------------------------------------------------------
                       6,500   Zale Corp.(1)                                207
--------------------------------------------------------------------------------
                                                                          5,714
--------------------------------------------------------------------------------
THRIFTS -- 1.6%
--------------------------------------------------------------------------------
                      16,900   Staten Island Bancorp Inc.                   340
--------------------------------------------------------------------------------
                       1,900   Sterling Financial Corporation(1)             36
--------------------------------------------------------------------------------
                       6,900   UCBH Holdings Inc.                           293
--------------------------------------------------------------------------------
                      16,270   Washington Federal, Inc.                     403
--------------------------------------------------------------------------------
                      26,500   WSFS Financial Corp.                         874
--------------------------------------------------------------------------------
                                                                          1,946
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

-----
   26

Small Cap Quantitative - Schedule of Investments

DECEMBER 31, 2002

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------
TOBACCO -- 0.5%
--------------------------------------------------------------------------------
                     106,000   DIMON Inc.                              $    636
--------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 3.2%
--------------------------------------------------------------------------------
                       6,100   Arkansas Best Corporation(1)                 159
--------------------------------------------------------------------------------
                       7,800   Forward Air Corp.(1)                         152
--------------------------------------------------------------------------------
                      16,815   Heartland Express, Inc.(1)                   385
--------------------------------------------------------------------------------
                       7,000   Kirby Corporation(1)                         192
--------------------------------------------------------------------------------
                       5,900   Knight Transportation Inc.(1)                124
--------------------------------------------------------------------------------
                       5,200   Landstar System, Inc.(1)                     303
--------------------------------------------------------------------------------
                       7,900   Offshore Logistics, Inc.(1)                  173
--------------------------------------------------------------------------------
                      44,300   Pittston Brink's Group                       817
--------------------------------------------------------------------------------
                       6,400   Roadway Corp.                                236
--------------------------------------------------------------------------------
                      11,200   Ryder System, Inc.                           251
--------------------------------------------------------------------------------
                       2,300   SEACOR SMIT Inc.(1)                          102
--------------------------------------------------------------------------------
                       9,700   USFreightways Corp.                          280
--------------------------------------------------------------------------------
                      21,466   Werner Enterprises Inc.                      462
--------------------------------------------------------------------------------
                       9,600   Yellow Corp.                                 242
--------------------------------------------------------------------------------
                                                                          3,878
--------------------------------------------------------------------------------

Shares                        ($ In Thousands)                            Value
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS(2)
--------------------------------------------------------------------------------
                       1,900   UTStarcom Inc.(1)                       $     38
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $117,830)                                                        $117,705
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 3.8%
Repurchase Agreement, Morgan Stanley & Co.,
(U.S. Treasury obligations), in a joint trading
account at 1.08%, dated 12/31/02, due 1/2/03
(Delivery value $4,600)
(Cost $4,600)                                                             4,600
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $122,430)                                                        $122,305
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

See Notes to Financial Statements.

                                                                          -----
                                                                          27

Statement of Assets and Liabilities

DECEMBER 31, 2002
----------------------------------------------------------------------------------------------
(Amounts In Thousands                         EQUITY            INCOME &           SMALL CAP
Except Per-Share Amounts)                     GROWTH             GROWTH           QUANTITATIVE
----------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $1,280,842, $4,315,400
and $122,430 -- including $57,056,
$190,099 and $-- of
securities loaned, respectively)            $1,252,748         $4,244,000          $122,305
----------------------------------------
Cash                                                --                 --                25
----------------------------------------
Receivable for investments sold                  4,835                 93               195
----------------------------------------
Receivable for capital shares sold                 959              6,325             1,286
----------------------------------------
Dividends and interest receivable                1,578              6,478                64
----------------------------------------------------------------------------------------------
                                             1,260,120          4,256,896           123,875
----------------------------------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------------------------------
Disbursements in excess
of demand deposit cash                           4,072              1,126                --
----------------------------------------
Payable for securities loaned                   58,596            195,951                --
----------------------------------------
Payable for investments purchased                   --                 --             4,886
----------------------------------------
Payable for capital shares redeemed             11,371             43,943               351
----------------------------------------
Accrued management fees                            682              2,239                82
----------------------------------------
Distribution fees payable                           22                154                 1
----------------------------------------
Service fees payable                                22                153                 1
----------------------------------------
Dividends payable                                   --                939                --
----------------------------------------------------------------------------------------------
                                                74,765            244,505             5,321
----------------------------------------------------------------------------------------------
NET ASSETS                                  $1,185,355         $4,012,391          $118,554
==============================================================================================

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)     $1,540,297         $4,918,416          $127,935
----------------------------------------
Undistributed net investment income                 18                 72                17
----------------------------------------
Accumulated net realized loss
on investment transactions                    (326,866)          (834,697)           (9,273)
----------------------------------------
Net unrealized depreciation
on investments                                 (28,094)           (71,400)             (125)
----------------------------------------------------------------------------------------------
                                            $1,185,355         $4,012,391          $118,554
==============================================================================================

INVESTOR CLASS, $10.00 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------
Net assets                                $979,959,289     $3,122,386,358      $113,684,555
----------------------------------------
Shares outstanding                          64,520,526        143,598,254        20,660,724
----------------------------------------
Net asset value per share                       $15.19             $21.74             $5.50
----------------------------------------------------------------------------------------------

ADVISOR CLASS, $10.00 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------
Net assets                                 $99,615,345       $690,924,299        $3,103,807
----------------------------------------
Shares outstanding                           6,564,824         31,808,873           566,823
----------------------------------------
Net asset value per share                       $15.17             $21.72             $5.48
----------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $10.00 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------
Net assets                                $105,512,192       $197,370,510        $1,766,115
----------------------------------------
Shares outstanding                           6,941,727          9,069,777           319,641
----------------------------------------
Net asset value per share                       $15.20             $21.76             $5.53
----------------------------------------------------------------------------------------------

C CLASS, $10.00 PAR VALUE
($ AND SHARES IN FULL)
----------------------------------------------------------------------------------------------
Net assets                                    $268,318         $1,710,109               N/A
----------------------------------------
Shares outstanding                              17,720             78,872               N/A
----------------------------------------
Net asset value per share                       $15.14             $21.68               N/A
----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

-----
   28

Statement of Operations

YEAR ENDED DECEMBER 31, 2002
----------------------------------------------------------------------------------------------
                                              EQUITY            INCOME &           SMALL CAP
(Amounts In Thousands)                        GROWTH             GROWTH           QUANTITATIVE
----------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------
INCOME:
----------------------------------------
Dividends (net of foreign
taxes withheld of $66, $411
and $3, respectively)                         $21,969           $100,702             $728
----------------------------------------
Interest                                          209                616               28
----------------------------------------
Securities lending                                210                610               --
----------------------------------------------------------------------------------------------
                                               22,388            101,928              756
----------------------------------------------------------------------------------------------

EXPENSES:
----------------------------------------
Management fees                                 9,311             31,158              720
----------------------------------------
Distribution fees:
----------------------------------------
  Advisor Class                                   284              2,710                2
----------------------------------------
  C Class                                           2                  9               --
----------------------------------------
Service fees:
----------------------------------------
  Advisor Class                                   284              2,710                2
----------------------------------------
  C Class                                           1                  3               --
----------------------------------------
Directors' fees and expenses                       40                137                3
----------------------------------------
Other expenses                                     41                149                6
----------------------------------------------------------------------------------------------
                                                9,963             36,876              733
----------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                          12,425             65,052               23
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS
----------------------------------------------------------------------------------------------
Net realized loss on
investment transactions                      (178,532)          (317,769)          (9,235)
----------------------------------------
Change in net unrealized
depreciation on investments                  (171,281)          (850,423)          (3,367)
----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS             (349,813)        (1,168,192)         (12,602)
----------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   $(337,388)       $(1,103,140)        $(12,579)
==============================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          29

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001
-------------------------------------------------------------------------------------------------------
(Amounts In Thousands)                      EQUITY GROWTH                         INCOME & GROWTH
-------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS                2002                2001               2002               2001
-------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                $12,425             $12,434            $65,052            $64,560
--------------------------------
Net realized loss                   (178,532)           (140,454)          (317,769)          (335,841)
--------------------------------
Change in net
unrealized depreciation             (171,281)           (111,439)          (850,423)          (316,346)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations           (337,388)           (239,459)        (1,103,140)          (587,627)
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income:
--------------------------------
  Investor Class                     (10,388)            (10,428)           (49,355)           (51,387)
--------------------------------
  Advisor Class                         (699)               (629)           (11,206)           (10,478)
--------------------------------
  Institutional Class                 (1,316)             (1,469)            (3,370)            (2,892)
--------------------------------
  C Class                                 --                  --                 (6)                (1)
-------------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                   (12,403)            (12,526)           (63,937)           (64,758)
-------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net decrease in net assets
from capital share transactions     (208,986)           (265,585)          (732,602)          (206,837)
-------------------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS          (558,777)           (517,570)        (1,899,679)          (859,222)

NET ASSETS
-------------------------------------------------------------------------------------------------------
Beginning of period                1,744,132           2,261,702          5,912,070          6,771,292
-------------------------------------------------------------------------------------------------------
End of period                     $1,185,355          $1,744,132         $4,012,391         $5,912,070
=======================================================================================================
Undistributed net
investment income                        $18                  --                $72                 --
=======================================================================================================

See Notes to Financial Statements.                                   (continued)

-----
   30

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001
--------------------------------------------------------------------------------
(Amounts In Thousands)                                  SMALL CAP QUANTITATIVE
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                      2002       2001
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                                 $23       $(40)
----------------------------------------------------
Net realized gain (loss)                                  (9,235)       531
----------------------------------------------------
Change in net unrealized depreciation                     (3,367)       514
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations                         (12,579)     1,005
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net realized gains:
----------------------------------------------------
  Investor Class                                            (166)    (1,005)
----------------------------------------------------
  Advisor Class                                               --         (1)
----------------------------------------------------
  Institutional Class                                         (3)       (51)
--------------------------------------------------------------------------------
Decrease in net assets
from distributions                                          (169)    (1,057)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets
from capital share transactions                          103,598      4,108
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                90,850      4,056

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                       27,704     23,648
--------------------------------------------------------------------------------
End of period                                           $118,554    $27,704
================================================================================
Undistributed net
investment income                                            $17         --
================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          31

Notes to Financial Statements

DECEMBER 31, 2002 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Quantitative Equity Funds (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Equity Growth Fund (Equity Growth),
Income & Growth Fund (Income & Growth) and Small Cap Quantitative Fund (Small
Cap Quantitative) (the funds) are three funds in  a series issued by the corporation. The funds are diversified under the 1940 Act. Equity Growth seeks capital appreciation by investing in common stocks. Income & Growth seeks capital growth by investing in common stocks. Income is a secondary objective.
Small Cap Quantitative seeks capital appreciation by investing primarily in common stocks of small companies. The following is a summary of the funds'
significant accounting policies.

MULTIPLE CLASS -- Equity Growth and Income & Growth are authorized to issue: the
Investor Class, the Advisor Class, the Institutional Class and the C Class.
Small Cap Quantitative is authorized to issue: the Investor Class, the Advisor
Class and the Institutional Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over- the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized  and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

                                                                    (continued)

-----
   32

Notes to Financial Statements

DECEMBER 31, 2002 (Amounts In Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid quarterly for the funds. Distributions from net realized gains for the funds, if any, are generally expected to be declared and paid semiannually.

USE OF ESTIMATES -- The financial statements  are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears. It consists of an Investment
Category  Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from
0.3380% to 0.5200% for Equity Growth and Income & Growth, and 0.5380% to 0.7200%
for Small Cap Quantitative. The rates for the Complex Fee (Investor Class and C
Class) range from 0.2900% to 0.3100%. The Advisor Class and the Institutional
Class are 0.2500% less and 0.2000% less, respectively, at each point within the
Complex Fee (Investor Class and C Class) range. For the year ended December 31,
2002, the effective annual management fees for the funds were  as follows:

--------------------------------------------------------------------------------
                                 EQUITY            INCOME &          SMALL CAP
                                 GROWTH             GROWTH          QUANTITATIVE
--------------------------------------------------------------------------------
Investor Class                    0.69%              0.69%              0.89%
--------------------------------------------------------------------------------
Advisor Class                     0.44%              0.44%              0.64%
--------------------------------------------------------------------------------
Institutional Class               0.49%              0.49%              0.69%
--------------------------------------------------------------------------------
C Class                           0.69%              0.69%               N/A
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended December 31, 2002, are detailed in the
Statement of Operations.

                                                                    (continued)

                                                                          -----
                                                                          33

Notes to Financial Statements

DECEMBER 31, 2002 (Amounts In Thousands)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended December 31, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM. Equity Growth and Income & Growth have a securities lending agreement with JPMorgan Chase Bank (Chase). Chase is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
December 31, 2002, were as follows:

                                      EQUITY         INCOME &       SMALL CAP
                                      GROWTH          GROWTH       QUANTITATIVE
--------------------------------------------------------------------------------
Purchases                           $1,422,959      $3,355,630       $196,957
--------------------------------------------------------------------------------
Proceeds from sales                 $1,607,429      $3,959,233        $93,913
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 2,000,000 shares to each fund.
Transactions in shares of the funds were as follows:
------------------------------------------------------------------------------------------------------------------
                                     EQUITY GROWTH                INCOME & GROWTH           SMALL CAP QUANTITATIVE
------------------------------------------------------------------------------------------------------------------
                                SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

DESIGNATED SHARES            1,000,000                     1,000,000                      1,000,000
==================================================================================================================
Sold                             9,021        $154,225        25,762        $626,112         29,215       $176,065
---------------------------
Issued in reinvestment
  of distributions                 594           9,656         2,005          46,294             26            160
---------------------------
Redeemed                       (21,222)       (355,283)      (46,883)     (1,128,952)       (13,258)       (76,834)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)        (11,607)      $(191,402)      (19,116)      $(456,546)        15,983        $99,391
==================================================================================================================
YEAR ENDED
  DECEMBER 31, 2001

DESIGNATED SHARES            1,000,000                     1,000,000                      1,000,000
==================================================================================================================
Sold                            13,044       $ 261,463        35,621      $1,007,333          3,881        $20,801
---------------------------
Issued in reinvestment
  of distributions                 512           9,666         1,803          48,176            178            953
---------------------------
Redeemed                       (25,199)       (500,372)      (54,717)     (1,526,521)        (3,210)       (17,033)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)        (11,643)      $(229,243)      (17,293)      $(471,012)           849         $4,721
==================================================================================================================

                                                                    (continued)

-----
   34

Notes to Financial Statements

DECEMBER 31, 2002 (Amounts In Thousands)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                     EQUITY GROWTH                INCOME & GROWTH          SMALL CAP QUANTITATIVE
------------------------------------------------------------------------------------------------------------------
                                SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
YEAR ENDED
  DECEMBER 31, 2002

DESIGNATED SHARES              250,000                       250,000                       250,000
==================================================================================================================
Sold                             2,403        $ 39,723        14,902       $ 362,895           667          $3,679
---------------------------
Issued in reinvestment
  of distributions                  42             680           485          11,155            --              --
---------------------------
Redeemed                        (2,754)        (46,594)      (28,473)       (664,988)         (106)           (567)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)           (309)       $ (6,191)      (13,086)      $(290,938)          561          $3,112
==================================================================================================================
YEAR ENDED
  DECEMBER 31, 2001

DESIGNATED SHARES              250,000                       250,000                       250,000
==================================================================================================================
Sold                             2,953       $  60,612        17,840       $ 506,202            37           $ 188
---------------------------
Issued in reinvestment
  of distributions                  32             619           390          10,405            --               1
---------------------------
Redeemed                        (5,594)       (113,034)      (10,713)       (297,684)         (37)            (185)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)         (2,609)      $ (51,803)        7,517       $ 218,923            --          $    4
==================================================================================================================

INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------
YEAR ENDED
  DECEMBER 31, 2002

DESIGNATED SHARES              250,000                       250,000                      250,000
==================================================================================================================
Sold                               952        $ 16,172         3,205        $ 78,480          285          $1,648
---------------------------
Issued in reinvestment
  of distributions                  80           1,300           131           3,022           --               3
---------------------------
Redeemed                        (1,712)        (29,043)       (2,810)        (68,196)         (99)           (556)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)           (680)       $(11,571)          526        $ 13,306          186          $1,095
==================================================================================================================
YEAR ENDED
  DECEMBER 31, 2001

DESIGNATED SHARES              250,000                       250,000                      250,000
==================================================================================================================
Sold                             5,184        $ 96,487         3,812        $107,011           11            $  71
---------------------------
Issued in reinvestment
  of distributions                  76           1,433           101           2,688           10               51
---------------------------
Redeemed                        (4,276)        (82,596)       (2,320)        (64,881)        (135)            (739)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease)            984        $ 15,324         1,593        $ 44,818         (114)           $(617)
==================================================================================================================

C CLASS
------------------------------------------------------------------------------------------------------------------
YEAR ENDED
  DECEMBER 31, 2002

DESIGNATED SHARES              250,000                       250,000                          N/A
==================================================================================================================
Sold                                15            $235            71          $1,756
---------------------------
Issued in reinvestment
  of distributions                  --              --            --               3
---------------------------
Redeemed                            (4)            (57)           (8)           (183)
------------------------------------------------------------------------------------------------------------------
Net increase                        11            $178            63          $1,576
==================================================================================================================
PERIOD ENDED
  DECEMBER 31, 2001(1)

DESIGNATED SHARES              250,000                       250,000                          N/A
==================================================================================================================
Sold                                 7            $137            17            $465
---------------------------
Redeemed                            --              --            (1)            (31)
------------------------------------------------------------------------------------------------------------------
Net increase                         7            $137            16            $434
==================================================================================================================

(1)  For the period July 18, 2001 and June 28, 2001 (commencement of sale)
     through December 31, 2001, for Equity Growth and Income & Growth,
     respectively.

                                                                    (continued)

                                                                          -----
                                                                          35

Notes to Financial Statements

DECEMBER 31, 2002 (Amounts In Thousands)

5. SECURITIES LENDING

At December 31, 2002, securities in Equity Growth and Income & Growth valued at
$57,056 and $190,099, respectively, were on loan through the lending agent,
Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or Government Agency securities and/or letters of credit for the funds. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities. The total value of all collateral received, at this date, was valued at $58,596 and $195,951, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $620 million unsecured bank line of credit agreement with JPM, which was renewed from $650 million effective December 17, 2002. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended December 31, 2002.

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                    EQUITY GROWTH            INCOME & GROWTH
--------------------------------------------------------------------------------
                                  2002         2001         2002         2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                  $12,403      $12,526      $63,937      $64,758
--------------------------------------------------------------------------------
Long-term capital gains            --           --           --           --
--------------------------------------------------------------------------------
                                                          SMALL CAP QUANTITATIVE
--------------------------------------------------------------------------------
                                                            2002         2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                              --          $286
--------------------------------------------------------------------------------
Long-term capital gains                                     $169         $771
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

                                                                    (continued)

-----
   36

Notes to Financial Statements

DECEMBER 31, 2002 (Amounts In Thousands)

7. FEDERAL TAX INFORMATION (CONTINUED)

As of December 31, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

--------------------------------------------------------------------------------
                                            EQUITY       INCOME &    SMALL CAP
                                            GROWTH        GROWTH    QUANTITATIVE
--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments          $1,293,872    $4,393,789   $123,021
================================================================================
Gross tax appreciation of investments       $86,839      $337,120     $7,625
---------------------------------------
Gross tax depreciation of investments      (127,963)     (486,909)    (8,341)
--------------------------------------------------------------------------------
Net tax depreciation of investments        $(41,124)    $(149,789)     $(716)
================================================================================
Undistributed ordinary income                   $18           $72        $17
---------------------------------------
Accumulated capital losses                $(277,864)    $(662,755)   $(5,604)
---------------------------------------
Capital loss deferral                      $(35,971)     $(93,553)   $(3,078)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2009 through 2010,
2007 through 2010 and in 2010, respectively.

The capital loss deferrals represent net capital losses incurred in the two-month period ended December 31, 2002. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

Small Cap Quantitative hereby designates $168 in distributions as capital gain dividends during the fiscal year ended December 31, 2002.

For corporate taxpayers, 100.00% of the ordinary income distributions paid by both Equity Growth and Income & Growth during the fiscal year ended December 31,
2002, qualify for the corporate dividends received deduction.

                                                                          -----
                                                                          37

Equity Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
------------------------------------------------------------------------------------------------------------
                                                                  INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
                                         2002           2001           2000          1999        1998
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $19.24         $21.77         $26.23         $22.71      $19.04
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.15           0.13           0.14           0.18        0.22
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                           (4.05)         (2.53)         (2.99)          3.96        4.53
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (3.90)         (2.40)         (2.85)          4.14        4.75
------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.15)         (0.13)         (0.14)         (0.19)      (0.20)
-----------------------------------
  From Net Realized Gains                 --             --           (1.47)         (0.43)      (0.88)
------------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.15)         (0.13)         (1.61)         (0.62)      (1.08)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $15.19         $19.24         $21.77         $26.23      $22.71
============================================================================================================
  TOTAL RETURN(2)                      (20.32)%       (11.01)%       (10.95)%        18.47%      25.45%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.69%          0.68%          0.67%          0.68%       0.69%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    0.86%          0.64%          0.53%          0.77%       1.07%
-----------------------------------
Portfolio Turnover Rate                   100%            79%            79%            86%         89%
-----------------------------------
Net Assets, End of Period
(in thousands)                        $979,959     $1,465,026     $1,910,779     $2,316,164  $2,026,304
------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

-----
   38

Equity Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
------------------------------------------------------------------------------------------------------------
                                                                   ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
                                          2002          2001           2000           1999        1998
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $19.23         $21.77         $26.23         $22.70      $19.04
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)                0.11           0.08           0.07           0.12        0.16
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                            (4.06)         (2.54)         (2.98)          3.98        4.54
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations       (3.95)         (2.46)         (2.91)          4.10        4.70
------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income             (0.11)         (0.08)         (0.08)         (0.14)      (0.16)
-----------------------------------
  From Net Realized Gains                  --             --           (1.47)         (0.43)      (0.88)
------------------------------------------------------------------------------------------------------------
  Total Distributions                    (0.11)         (0.08)         (1.55)         (0.57)      (1.04)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $15.17         $19.23         $21.77         $26.23      $22.70
============================================================================================================
  TOTAL RETURN(2)                       (20.60)%       (11.28)%       (11.16)%        18.28%      25.14%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     0.94%          0.93%          0.92%          0.93%       0.94%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                     0.61%          0.39%          0.28%          0.52%       0.82%
-----------------------------------
Portfolio Turnover Rate                    100%            79%            79%            86%         89%
-----------------------------------
Net Assets, End of Period
(in thousands)                         $99,615        $132,214       $206,381       $139,696     $72,954
------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          39

Equity Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
------------------------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------
                                          2002           2001           2000          1999        1998(1)
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $19.25         $21.77         $26.24         $22.71       $19.06
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                0.18           0.17           0.19           0.23         0.27
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                            (4.05)         (2.52)         (3.00)          3.97         4.51
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations       (3.87)         (2.35)         (2.81)          4.20         4.78
------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income             (0.18)         (0.17)         (0.19)         (0.24)       (0.25)
-----------------------------------
  From Net Realized Gains                  --             --           (1.47)         (0.43)       (0.88)
------------------------------------------------------------------------------------------------------------
  Total Distributions                    (0.18)         (0.17)         (1.66)         (0.67)       (1.13)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $15.20         $19.25         $21.77         $26.24       $22.71
============================================================================================================
  TOTAL RETURN(3)                       (20.14)%       (10.83)%       (10.77)%        18.78%       25.59%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                     0.49%          0.48%          0.47%          0.48%       0.49%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                     1.06%          0.84%          0.73%          0.97%       1.27%(4)
-----------------------------------
Portfolio Turnover Rate                    100%            79%            79%            86%         89%(5)
-----------------------------------
Net Assets, End of Period
(in thousands)                         $105,512       $146,752       $144,542         $8,598        $8,566
------------------------------------------------------------------------------------------------------------

(1)  January 2, 1998 (commencement of sale) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 1998.

See Notes to Financial Statements.

-----
   40

Equity Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                                C CLASS
--------------------------------------------------------------------------------
                                                           2002        2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $19.23       $20.26
--------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------------------------
  Net Investment Loss(2)                                  (0.02)       (0.04)
----------------------------------------------------
  Net Realized and Unrealized Loss                        (4.07)       (0.99)
--------------------------------------------------------------------------------
  Total From Investment Operations                        (4.09)       (1.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $15.14       $19.23
================================================================================
  TOTAL RETURN(3)                                        (21.23)%      (5.13)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                      1.69%       1.68%(4)
----------------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                                    (0.14)%     (0.44)%(4)
----------------------------------------------------
Portfolio Turnover Rate                                     100%         79%(5)
----------------------------------------------------
Net Assets, End of Period
(in thousands)                                              $268          $139
--------------------------------------------------------------------------------

(1)  July 18, 2001 (commencement of sale) through December 31, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

                                                                          -----
                                                                          41

Income & Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
------------------------------------------------------------------------------------------------------------
                                                                 INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
                                         2002           2001           2000          1999        1998
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $27.35         $30.19         $34.05         $29.25     $24.31
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.33           0.30           0.29           0.33       0.36
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                           (5.61)         (2.84)         (3.86)          4.87       6.23
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (5.28)         (2.54)         (3.57)          5.20       6.59
------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.33)         (0.30)         (0.29)         (0.33)     (0.35)
-----------------------------------
  From Net Realized Gains                 --             --             --           (0.07)     (1.30)
------------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.33)         (0.30)         (0.29)         (0.40)     (1.65)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $21.74         $27.35         $30.19         $34.05     $29.25
============================================================================================================
  TOTAL RETURN(2)                      (19.37)%        (8.37)%       (10.54)%        17.96%     27.67%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.69%          0.68%          0.67%          0.68%      0.69%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    1.34%          1.07%          0.89%          1.08%      1.31%
-----------------------------------
Portfolio Turnover Rate                    67%            61%            64%            58%        86%
-----------------------------------
Net Assets, End of Period
(in thousands)                      $3,122,386     $4,450,654     $5,433,541     $6,363,283 $4,313,575
------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

-----
   42

Income & Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
------------------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
                                         2002           2001           2000          1999        1998
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $27.33         $30.17         $34.05         $29.22     $24.30
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.27           0.23           0.21           0.25       0.31
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                           (5.61)         (2.83)         (3.88)          4.87       6.22
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (5.34)         (2.60)         (3.67)          5.12       6.53
------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.27)         (0.24)         (0.21)         (0.22)     (0.31)
-----------------------------------
  From Net Realized Gains                 --             --             --           (0.07)     (1.30)
------------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.27)         (0.24)         (0.21)         (0.29)     (1.61)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $21.72         $27.33         $30.17         $34.05     $29.22
============================================================================================================
  TOTAL RETURN(2)                      (19.60)%        (8.63)%       (10.78)%        17.65%     27.37%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.94%          0.93%          0.92%          0.93%      0.94%
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    1.09%          0.82%          0.64%          0.83%      1.06%
-----------------------------------
Portfolio Turnover Rate                    67%            61%            64%            58%        86%
-----------------------------------
Net Assets, End of Period
(in thousands)                        $690,924     $1,227,156     $1,127,877       $664,412    $63,169
------------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          43

Income & Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
------------------------------------------------------------------------------------------------------------
                                                                INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------
                                         2002           2001           2000          1999        1998(1)
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                    $27.37         $30.19         $34.06         $29.27       $24.29
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)               0.38           0.36           0.36           0.39         0.39
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                           (5.61)         (2.82)         (3.88)          4.90         6.26
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (5.23)         (2.46)         (3.52)          5.29         6.65
------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.38)         (0.36)         (0.35)         (0.43)       (0.37)
-----------------------------------
  From Net Realized Gains                 --             --             --           (0.07)       (1.30)
------------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.38)         (0.36)         (0.35)         (0.50)       (1.67)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $21.76         $27.37         $30.19         $34.06       $29.27
============================================================================================================
  TOTAL RETURN(3)                      (19.18)%        (8.15)%       (10.35)%        18.27%       27.87%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.49%          0.48%          0.47%          0.48%       0.49%(4)
-----------------------------------
Ratio of Net Investment Income
to Average Net Assets                    1.54%          1.27%          1.09%          1.28%       1.51%(4)
-----------------------------------
Portfolio Turnover Rate                    67%            61%            64%            58%         86%(5)
-----------------------------------
Net Assets, End of Period
(in thousands)                        $197,371       $233,823       $209,873       $191,436       $38,926
------------------------------------------------------------------------------------------------------------

(1)  January 28, 1998 (commencement of sale) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 1998.

See Notes to Financial Statements.

-----
   44

Income & Growth - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                                  C CLASS
--------------------------------------------------------------------------------
                                                            2002         2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $27.31       $28.84
-------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------
  Net Investment Income(2)                                   0.10         0.03
-------------------------------------------------------
  Net Realized and Unrealized Loss                          (5.64)       (1.44)
--------------------------------------------------------------------------------
  Total From Investment Operations                          (5.54)       (1.41)
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------
  From Net Investment Income                                (0.09)       (0.12)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $21.68       $27.31
================================================================================
  TOTAL RETURN(3)                                          (20.29)%      (4.91)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                        1.69%      1.68%(4)
-------------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                                        0.34%      0.20%(4)
-------------------------------------------------------
Portfolio Turnover Rate                                        67%        61%(5)
-------------------------------------------------------
Net Assets, End of Period
(in thousands)                                              $1,710         $437
--------------------------------------------------------------------------------

(1)  June 28, 2001 (commencement of sale) through December 31, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

                                                                          -----
                                                                          45

Small Cap Quantitative -  Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
------------------------------------------------------------------------------------------------------------
                                                                  INVESTOR CLASS
------------------------------------------------------------------------------------------------------------
                                         2002           2001           2000          1999        1998(1)
------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $5.75          $5.79          $5.49          $5.02       $5.00
------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(2)        --(3)         (0.01)         (0.01)          --(3)       --(3)
-----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                           (0.23)          0.22           0.49           0.48        0.02
------------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (0.23)          0.21           0.48           0.48        0.02
------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income              --             --             --            --(3)         --
-----------------------------------
  From Net Realized Gains               (0.02)         (0.25)         (0.18)         (0.01)         --
------------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.02)         (0.25)         (0.18)         (0.01)         --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $5.50          $5.75          $5.79          $5.49       $5.02
============================================================================================================
  TOTAL RETURN(4)                       (4.00)%         3.99%          8.90%          9.76%       0.40%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.90%          0.88%          0.88%          0.88%      0.94%(5)
-----------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets             0.03%        (0.18)%        (0.13)%          0.06%      0.20%(5)
-----------------------------------
Portfolio Turnover Rate                   116%           165%            93%           148%          30%
-----------------------------------
Net Assets, End of Period
(in thousands)                        $113,685        $26,899        $22,178        $17,058      $14,971
------------------------------------------------------------------------------------------------------------

(1)  July 31, 1998 (inception) through December 31, 1998.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements.

-----
   46

Small Cap Quantitative -  Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                        ADVISOR CLASS
--------------------------------------------------------------------------------
                                               2002         2001        2000(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
Net Asset Value, Beginning of Period          $5.74        $5.79        $6.32
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment Loss(2)                      (0.01)       (0.02)       (0.01)
--------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                                 (0.23)        0.22        (0.35)
--------------------------------------------------------------------------------
  Total From Investment Operations            (0.24)        0.20        (0.36)
--------------------------------------------------------------------------------
Distributions
--------------------------------------
  From Net Realized Gains                     (0.02)       (0.25)       (0.17)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $5.48        $5.74        $5.79
================================================================================
  TOTAL RETURN(3)                             (4.18)%       3.82%       (5.47)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                          1.15%        1.13%      1.12%(4)
--------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                        (0.22)%      (0.43)%    (0.43)%(4)
--------------------------------------
Portfolio Turnover Rate                         116%         165%        93%(5)
--------------------------------------
Net Assets, End of Period
(in thousands)                                $3,104          $35          $35
--------------------------------------------------------------------------------

(1)  September 7, 2000 (commencement of sale) through December 31, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 2000.

See Notes to Financial Statements.

                                                                          -----
                                                                          47

Small Cap Quantitative -  Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                    INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                         2002       2001       2000      1999(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $5.76      $5.79      $5.49      $4.77
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------
  Net Investment Income(2)               0.01       --(3)      --(3)      --(3)
------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                           (0.22)      0.22       0.49       0.73
--------------------------------------------------------------------------------
  Total From Investment Operations      (0.21)      0.22       0.49       0.73
--------------------------------------------------------------------------------
Distributions
------------------------------------
  From Net Investment Income              --         --         --       (0.01)
------------------------------------
  From Net Realized Gains               (0.02)     (0.25)     (0.19)       --
--------------------------------------------------------------------------------
  Total Distributions                   (0.02)     (0.25)     (0.19)     (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period          $5.53      $5.76      $5.79      $5.49
================================================================================
  TOTAL RETURN(4)                       (3.65)%     4.17%      9.08%     15.25%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                    0.70%      0.68%      0.68%    0.68%(5)
------------------------------------
Ratio of Net Investment Income
to Average Net Assets                    0.23%      0.02%      0.07%    0.36%(5)
------------------------------------

Portfolio Turnover Rate                   116%       165%        93%     148%(6)
------------------------------------

Net Assets, End of Period
(in thousands)                          $1,766       $771     $1,434     $1,180
--------------------------------------------------------------------------------

(1)  October 1, 1999 (commencement of sale) through December 31, 1999.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 1999.

See Notes to Financial Statements.

-----
   48

Report of Independent Accountants

To the Directors of the American Century Quantitative Equity Funds and
Shareholders of the American Century Equity Growth Fund, American Century Income
& Growth Fund and American Century Small Cap Quantitative Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century Equity Growth
Fund, American Century Income & Growth Fund and the American Century Small Cap
Quantitative Fund (three of the six funds comprising the American Century
Quantitative Equity Funds, hereafter referred to as the "Funds") at December 31,
2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in the five years ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri
February 14, 2003

                                                                          -----
                                                                          49

Management

The individuals listed below serve as directors or officers of the funds. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
ALBERT EISENSTAT (72)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: General Partner, Discovery Ventures
(Venture capital firm, 1996 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Independent Director, Sungard Data Systems
(1991 to present); Independent Director, Business Objects S/A (1994 to present)
--------------------------------------------------------------------------------
RONALD J. GILSON (56)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Charles J. Meyers Professor of Law
and Business, Stanford Law School (1979 to present); Mark and Eva Stern
Professor of Law and Business, Columbia University School of Law (1992 to
present); Counsel, Marron, Reid & Sheehy  (a San Francisco law firm, 1984 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
KATHRYN A. HALL (45)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Investment
Officer, Offit Hall Capital Management, LLC (April 2002 to present); President and Managing Director, Laurel Management Company, L.L.C. (1996 to April 2002)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Princeton University Investment
Company (1997 to present); Director, Stanford Management Company (2001 to present); Director, UCSF Foundation (2000 to present); Director, San Francisco
Day School (1999 to present)
--------------------------------------------------------------------------------
MYRON S. SCHOLES (61)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Partner, Oak Hill Capital
Management  (1999-present); Principal, Long-Term Capital Management (investment advisor, 1993 to January 1999); Frank E. Buck Professor of Finance, Stanford
Graduate School of Business (1981 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Dimensional Fund Advisors
(investment advisor, 1982 to present); Director, Smith Breeden Family of Funds
(1992 to present)
--------------------------------------------------------------------------------

                                                                    (continued)

-----
   50

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
KENNETH E. SCOTT (74)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 31

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Ralph M. Parsons Professor of Law
and Business, Stanford Law School (1972 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RCM Capital Funds, Inc. (1994 to
present)
--------------------------------------------------------------------------------
JOHN B. SHOVEN (55)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): Less than 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Professor of Economics, Stanford
University (1977 to present)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR:  Director, Cadence Design Systems (1992 to
present); Director, Watson Wyatt Worldwide (2002 to present); Director,
Palmsource Inc. (2002 to present)
--------------------------------------------------------------------------------
JEANNE D. WOHLERS (57)
1665 Charleston Road, Mountain View, CA 94043

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 18

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Director and Partner, Windy Hill
Productions, LP (educational software, 1994 to 1998)

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Indus International (software solutions, January 1999 to present); Director, Quintus Corporation (automation solutions, 1995 to present)
--------------------------------------------------------------------------------

INTERESTED DIRECTOR
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989  to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 36

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

                                                                    (continued)

                                                                          -----
                                                                          51

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: See entry under "Interested
Directors."
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Ventures, Inc.
(December 1999 to January 2001); Director of Taxation, ACSC (July 1996 to April
1998)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

-----
   52

Share Class Information

Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class. (C Class shares are not available for Small Cap Quantitative.)

INVESTOR CLASS shares are available  for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%  Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial  intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional  customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C
Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00%
for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which  C Class shares are purchased. The total expense ratio of C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

                                                                          -----
                                                                          53

Retirement Account Information

As required by law, any distributions you receive from an IRA or certain 403(b)
and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding  apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

-----
   54

Background Information

INVESTMENT TEAM LEADERS
-----------------------------
PORTFOLIO MANAGERS
-----------------------------
    Kurt Borgwardt
-----------------------------
    Bill Martin
-----------------------------
    John Schniedwind
-----------------------------
    Matti von Tuerk
-----------------------------
    Thomas Vaiana
-----------------------------
    Zili Zhang
-----------------------------
    Vivienne Hsu
-----------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

American Century's quantitative equity funds are managed using computer models as key tools in making investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates portfolios that balance high-ranking stocks with an overall risk  level that is comparable to each fund's benchmark index.

EQUITY GROWTH seeks capital appreciation by investing in a diversified portfolio of common stocks. Its goal is  to achieve a total return that exceeds the total return of the S&P 500.

INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

SMALL CAP QUANTITATIVE seeks capital appreciation by investing in the common stocks of smaller companies. Its goal is to achieve a total return that exceeds the total return of the S&P SmallCap 600. Historically, small-cap stocks have been more volatile than  the stocks of larger, more-established companies.

COMPARATIVE INDICES

The following indices are used in the report for fund performance comparisons.
They are not investment products available for purchase.

The S&P 500 INDEX is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of U.S. stock performance.

The S&P MIDCAP 400 INDEX is composed of 400 mid-capitalization stocks traded on domestic exchanges.  It is considered a broad measure of mid-sized stock performance.

The S&P SMALLCAP 600 INDEX is composed of 600 small-capitalization stocks traded on domestic exchanges.  It is considered a broad measure of small-company stock performance.

S&P/BARRA VALUE AND GROWTH indices--companies in each S&P index are split into two groups based on price-to-book ratios to create value and growth indices. The
Value index contains companies with lower price-to-book ratios, while the Growth index contains those with higher ratios.

                                                                    (continued)

                                                                          -----
                                                                          55

Background Information

The NASDAQ COMPOSITE INDEX is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered  to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

-----
   56

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

DIVIDEND YIELD--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to
Financial Statements.)

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than
$9.2 billion. This is Lipper's market-capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

                                                                     (continued)

                                                                          -----
                                                                          57

Glossary

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than
$2.1 billion. This is Lipper's market-capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 and Russell 2000 are representative of small-cap stock performance.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad classifications:

MONEY MARKET FUNDS--designed to provide preservation of capital with low risk.
Invest in high-quality, short-term debt securities issued by governments, banks, and corporations.

BOND FUNDS--designed to provide income with relative stability. Invest in bonds and other debt securities issued by governments and their agencies (federal, foreign, and state), corporations, and financial institutions.

BALANCED FUNDS--designed to provide both growth and income by investing in a mix of securities held by stock funds, bond funds, and money market funds.

STOCK FUNDS--designed to provide opportunities for long-term capital appreciation through investments in equity securities of domestic and international companies.

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally  provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

-----
   58

Glossary

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains  or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

                                                                          -----
                                                                          59

Notes

-----
   60

Notes

                                                                          -----
                                                                          61

Notes

-----
   62

[inside back cover]

-------------------------------------------------------------------------------
                            AMERICAN CENTURY FUNDS
-------------------------------------------------------------------------------
                                  STOCK FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   VALUE
-------------------------------------------------------------------------------
   Value(+)
   Equity Income
   Large Company Value(+)
   Capital Value
   Income & Growth

   BLEND
-------------------------------------------------------------------------------
   Equity Growth
   Equity Index

   SPECIALTY
-------------------------------------------------------------------------------
   Real Estate
   Utilities

AGGRESSIVE RISK

   GROWTH
-------------------------------------------------------------------------------
   Select(+)
   Ultra(reg.sm)
   Growth
   Heritage
   Vista
   Veedot(reg.sm)
   New Opportunities
   New Opportunities II(+)
   Giftrust(reg.sm)

   VALUE
-------------------------------------------------------------------------------
   Small Cap Value**

   BLEND
-------------------------------------------------------------------------------
   Small Company

   INTERNATIONAL
-------------------------------------------------------------------------------
   International Growth(+)
   Global Growth
   Emerging Markets
   International Discovery**
   International Opportunities

   SPECIALTY
-------------------------------------------------------------------------------
   Technology
   Life Sciences
   Global Natural Resources**
   Global Gold
-------------------------------------------------------------------------------
                           ASSET ALLOCATION/BALANCED FUNDS
-------------------------------------------------------------------------------
MODERATE RISK

   Balanced
   Strategic Allocation: Conservative
   Strategic Allocation: Moderate
   Strategic Allocation: Aggressive
-------------------------------------------------------------------------------
                                      BOND FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Short-Term Government
   Ginnie Mae
   Target 2005*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Limited-Term Tax-Free

MODERATE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Government Bond
   Diversified Bond(+)
   Inflation-Adjusted Bond
   Target 2010*
   Target 2015*

   TAX-FREE
-------------------------------------------------------------------------------
   CA Long-Term Tax-Free
   CA Intermediate-Term Tax-Free
   Tax-Free Bond
   AZ Municipal Bond
   FL Municipal Bond

AGGRESSIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   High-Yield(+)
   International Bond
   Target 2020*
   Target 2025*
   Target 2030*

   TAX-FREE
-------------------------------------------------------------------------------
   CA High-Yield Municipal(+)
   High-Yield Municipal(+)
-------------------------------------------------------------------------------
                                 MONEY MARKET FUNDS
-------------------------------------------------------------------------------
CONSERVATIVE RISK

   TAXABLE
-------------------------------------------------------------------------------
   Capital Preservation
   Government Agency Money Market
   Prime Money Market
   Premium Money Market

   TAX-FREE
-------------------------------------------------------------------------------
   FL Municipal Money Market
   CA Tax-Free Money Market
   Tax-Free Money Market
-------------------------------------------------------------------------------

The investment objective may be based on the fund's objective, as stated in its prospectus, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs. For a definition of fund classifications, see the Glossary.

*   While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in
    December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

**  These funds are closed to new investors.

(+) As of January 30, 2003, this fund is closed to new direct investors.
    Investors who established accounts prior to the closing date may continue to invest in their accounts. New investors may purchase shares in this fund only through a financial intermediary.

Please call 1-800-345-2021 for a prospectus, which contains important information including charges and expenses. You should read the prospectus carefully before you invest or send money.

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
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0302                                  American Century Investment Services, Inc.
SH-ANN-33319N                      (c)2003 American Century Services Corporation